                                  (EAGLE LOGO)

                          AMERICAN AADVANTAGE FUNDS(R)

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2002



                                                                    EQUITY FUNDS

                                                                   BALANCED FUND
                                                            LARGE CAP VALUE FUND
                                                           LARGE CAP GROWTH FUND
                                                            SMALL CAP VALUE FUND
                                                       INTERNATIONAL EQUITY FUND
                                                           EMERGING MARKETS FUND

                                                                      BOND FUNDS

                                                            HIGH YIELD BOND FUND
                                                          INTERMEDIATE BOND FUND
                                                            SHORT-TERM BOND FUND


                           MANAGED BY AMR INVESTMENTS

                                 (AA EAGLE)

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                ------------------------------------------------
                                                President's Message.........................  1
                                                American AAdvantage Funds' Performance......  2
                                                Market and Performance Overviews............  3
                                                American AAdvantage Schedules of Investments
                                                   Balanced Fund............................  24
                                                   Large Cap Value Fund.....................  31
                                                   Large Cap Growth Fund....................  35
                                                   Small Cap Value Fund.....................  40
                                                   Emerging Markets Fund....................  45
                                                   High Yield Bond Fund.....................  50
                                                   Intermediate Bond Fund...................  53
                                                   Short-Term Bond Fund.....................  58
                                                AMR Investment Services Trust Schedules of
                                                   Investments
                                                   International Equity Portfolio...........  96
                                                Additional Information................Back Cover

American AAdvantage Funds                                         April 30, 2002

[BILL QUINN PICTURE]

                                                      FELLOW SHAREHOLDERS:

                                                      I am pleased to present
                                                      you with the Semi-Annual
                                                      Report for the American
                                                      AAdvantage Funds for the
                                                      six-month period ended
                                                      April 30, 2002. During
                                                      this period of market
                                                      uncertainty and
                                                      volatility, the American
                                                      AAdvantage Funds performed
                                                      well in both absolute and
                                                      relative terms.

                                                          Our Balanced, Large
                                                      Cap Value, Small Cap
                                                      Value, International
                                                      Equity and Emerging
                                                      Markets Funds all posted
                                                      positive returns for this
                                                      six-month period, while
                                                      exceeding their Lipper
                                                      averages in their
                                                      respective categories. The
                                                      actual returns ranged
                                                      between 7.2% and 36.2% for
Institutional Class shareholders during the period.

    On the bond fund side, our High Yield Bond Fund -- Institutional Class returned 8.7% as compared to the Lipper High Current Yield Index return of 4.4% for the period.

    Given reduced confidence levels in U.S. corporate financial reporting and a slow economy, it is likely we are entering a period in which below average returns will be the norm. In times like these, we believe investors will be rewarded through investment in high quality companies with good management teams, strong balance sheets and reasonable valuation levels. This is the basis on which the American AAdvantage Funds' portfolio managers focus, and we believe it will produce benefits for our shareholders.

    Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed data, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.aafunds.com.

    Thank you for your continued investment in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

AMERICAN AADVANTAGE FUNDS
April 30, 2002
--------------------------------------------------------------------------------

                                                                             AVERAGE ANNUALIZED TOTAL RETURN
                                                                 -------------------------------------------------------
                                            INCEPTION   TICKER                                              10 YEAR/
                                              DATE      SYMBOL   6 MONTHS*   1 YEAR    3 YEAR   5 YEAR   SINCE INCEPTION
                                            ---------   ------   ---------   -------   ------   ------   ---------------
INSTITUTIONAL CLASS
Balanced Fund                                7/17/87    AADBX       7.23%      4.04%    3.03%    7.78%        10.12%
Large Cap Value Fund                         7/17/87    AADEX      11.27%      0.15%    0.56%    7.62%        11.34%
Large Cap Growth Fund                        7/31/00    ALCGX      -1.24%    -19.91%     N/A      N/A        -28.24%
Small Cap Value Fund                        12/31/98    AVFIX      34.33%     32.18%   19.06%     N/A         16.54%
International Equity Fund                     8/7/91    AAIEX      11.98%     -6.15%    0.07%    5.39%         9.66%
Emerging Markets Fund                        7/31/00    AEMFX      36.18%     16.83%     N/A      N/A         -5.45%
High Yield Bond Fund                        12/29/00    AYBFX       8.73%     10.43%     N/A      N/A         10.65%
Intermediate Bond Fund                       9/15/97    AAIBX      -0.50%      7.22%    6.81%     N/A          6.97%
Short-Term Bond Fund                         12/3/87    AADFX       0.43%      5.84%    6.25%    6.00%         5.76%

                                                                             AVERAGE ANNUALIZED TOTAL RETURN
                                                                  ------------------------------------------------------
                                             INCEPTION   TICKER                                             10 YEAR/
                                               DATE      SYMBOL   6 MONTHS*   1 YEAR   3 YEAR   5 YEAR   SINCE INCEPTION
                                             ---------   ------   ---------   ------   ------   ------   ---------------
PLANAHEAD CLASS(R)
Balanced Fund                                 8/1/94     AABPX      7.01%      3.78%    2.73%    7.47%        9.88%
Large Cap Value Fund                          8/1/94     AAGPX     11.07%     -0.19%    0.28%    7.31%       11.05%
Small Cap Value Fund                          3/1/99     AVPAX     34.11%     31.40%   18.75%     N/A        16.23%
International Equity Fund                     8/1/94     AAIPX     11.80%     -6.45%   -0.22%    5.09%        9.39%
High Yield Bond Fund                          3/1/02     AHYPX      8.00%      9.69%     N/A      N/A        10.09%
Intermediate Bond Fund                        3/2/98     AAPAX     -0.50%      7.03%    5.92%     N/A         6.32%
Short-Term Bond Fund                          8/1/94     AALPX      0.52%      5.79%    6.02%    5.79%        5.59%

                                                                             AVERAGE ANNUALIZED TOTAL RETURN
                                                                 -------------------------------------------------------
                                            INCEPTION   TICKER                                              10 YEAR/
                                              DATE      SYMBOL   6 MONTHS*   1 YEAR    3 YEAR   5 YEAR   SINCE INCEPTION
                                            ---------   ------   ---------   -------   ------   ------   ---------------
AMR CLASS
Balanced Fund                                 8/1/94    AABNX      7.26%       4.32%    3.26%    8.05%        10.34%
Large Cap Value Fund                          8/1/94    AAGAX     11.36%       0.37%    0.80%    7.89%        11.55%
Large Cap Growth Fund                        7/31/00    ALFIX     -1.14%     -19.81%     N/A      N/A        -28.08%
Small Cap Value Fund                          3/1/99    AASVX     34.51%      32.47%   19.42%     N/A         16.86%
International Equity Fund                     8/1/94    AAIAX     12.14%      -5.92%    0.33%    5.67%         9.89%
Emerging Markets Fund                        7/31/00    AAMRX     36.48%      17.11%     N/A      N/A         -5.18%
Intermediate Bond Fund                        3/1/99    AABDX     -0.34%       7.52%    6.49%     N/A          6.67%
Short-Term Bond Fund                          8/1/94    AASBX      0.57%       6.06%    6.42%    6.25%         5.95%

*Not Annualized

DOMESTIC EQUITY MARKET OVERVIEW
April 30, 2002
--------------------------------------------------------------------------------

Domestic investors experienced a mixed bag of returns for the six-month period ended April 30, 2002 as measured by the Russell 2000 Index return of 20.0%, the Russell 1000 Index return of 3.4%, and the S&P 500 Index return of 2.3%. In 2001, the broad S&P 500 Index closed its second consecutive year of market losses at -11.9%. Late in the fourth quarter of 2001, the equity markets were hopeful despite negative economic news as investors responded to fiscal policy action and positioned for an early economic recovery in 2002. Investor optimism improved throughout the last months of 2001 as seen in the Consumer Confidence Index, which increased to 93.7 by the end of December, up from the low 80's in October and November. This sentiment proved to be the catalyst for the equity markets, sparking a modest increase in consumer spending, improved inventory reports and additional economic liquidity. In December 2001, small cap stocks, which tend to be more sensitive to economic growth, outperformed their larger counterparts.

     The first two months of 2002 were hampered by the negative sentiment of the Enron/Arthur Anderson saga and a general concern over corporate accounting practices. Although the technology sector experienced a buoyant March, the sector was an overall drag on performance for most of the period. Notably, the S&P 500 yielded a modest return of 2.3% for the six-month fiscal period. The Dow Jones Industrial Average was one of the strongest broad market indices during the period, returning 10.6%. The technology laden NASDAQ Composite was the worst performing U.S. equity index for the period, up a mere 0.14%, due to lingering worries about the technology sector valuation and earnings prospects. The NASDAQ Composite continues to exhibit extreme volatility in performance.

     The telecommunications sector suffered from concerns over excess inventories, pricing power and customer demand, amid a period of weak corporate profits. Nextel Communications, Worldcom Inc., and Sprint PCS Group were each down 30.7%, 63.7%, and 49.7% respectively. Additionally, the industrials sector experienced weak earnings and performed poorly. A key detractor in this sector was Tyco International, down 62.4% for the six-month period. The consumer services sector was hurt by AOL Time Warner (down 38.8%) as concerns over future growth within the cable market drove the stock down.

     Small cap stocks outperformed large cap stocks during the six-month period. The Russell 2000 outpaced the Russell 1000 by 1,666 basis points. Value outperformed growth across the capitalization spectrum, as investors continued to be more valuation sensitive. The S&P 500/BARRA Value Index returned 3.9% versus the S&P 500/BARRA Growth Index return of 0.4%. The Russell 1000 Value outperformed its growth counterpart by 1,100 basis points. Similarly, the Russell 2000 Value Index significantly outpaced the Russell 2000 Growth Index by 1,863 basis points.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class total return for the twelve months ended April 30, 2002 was 4.0%.

                                    ANNUALIZED TOTAL RETURNS
                            ----------------------------------------
                                     PERIODS ENDED 4/30/02
                            ----------------------------------------
                            6 MONTHS*   1 YEAR    5 YEARS   10 YEARS
                            ---------  -------    -------   --------
Institutional Class(1)....     7.23 %    4.04 %     7.78%     10.12%
PlanAhead Class(1,2)......     7.01 %    3.78 %     7.47%      9.88%
AMR Class(1,2)............     7.26 %    4.32 %     8.05%     10.34%
Lipper Balanced Index.....     2.83 %   (4.02)%     7.24%      9.35%
S&P 500 Index.............     2.31 %  (12.63)%     7.55%     12.22%
S&P 500/Barra Value
 Index....................     3.91 %  (14.86)%     7.48%     12.09%
Lehman Aggregate Index....    (0.01)%    7.84 %     7.66%      7.51%
Balanced Composite
 Index*...................     2.54 %   (5.99)%     7.98%     10.49%

*   Not Annualized

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 4/30/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/92.

*   60% S&P 500 Barra Value, 40% Lehman Aggregate Index

     The Balanced Fund performed very well, especially given the difficult market environment. The Fund's total return for the six months ended April 30, 2002 was 7.26% for the AMR Class, 7.23% for the Institutional Class and 7.01% for the PlanAhead Class. These returns significantly outperformed the Lipper Balanced Fund Index return of 2.83% for the period, as well as the 60/40 BARRA Value/Lehman Brothers (LB) Aggregate Index benchmark return of 2.54%.

     As of April 30, 2002, the Fund's asset allocation was 58.1% equity, 35.0% fixed income, and 6.9% equitized cash. The Fund's fixed income investment return of 0.38% for the period exceeded the LB Aggregate Index return of -0.01%, mostly due to good security selection in corporates. During this period, the major themes were rapidly declining short-term rates, improving corporate bond fundamentals, and accelerating home mortgage refinancing. Within the corporate sector, lower quality BBB-rated bonds outperformed their higher-rated counterparts. The impetus for this trend was the belief that the Fed would provide enough support to pull the economy out of its slump. The mortgage sector suffered during the period from the decline in interest rates and increased pre-payments.

     The Fund's equity investments added value relative to the S&P 500/BARRA Value Index in nine out of ten sectors. Strong stock selection in the consumer discretionary and financials sectors contributed 4.2% in relative outperformance versus the S&P 500/BARRA Value Index. In the consumer discretionary sector, the Fund's advisers avoided AOL Time Warner (down 38.8%), and overweighted Sears Roebuck (up 37.4%) and Wendy's Int'l. (up 42.8%). In the financials sector, underweighting American Int'l. Group (down 12.0%) and overweighting Allstate Corp. (up 28.1%) contributed to the Fund's excess performance. Additionally, strong stock selection and overweighting in the industrials sector contributed 1.1% in relative performance.

     The Fund's fundamental approach to finding value stocks has remained unchanged. Investors who remained committed to value outperformed during the past six-month period, as the market continued to favor reasonably priced companies. We anticipate that additional performance can be gained in the current market environment by maintaining the Fund's focus on long-term value.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- (CONTINUED)
April 30,2002
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

                                                        % OF
                                                      EQUITIES
                                                      --------
Philip Morris Companies, Incorporated                    2.9%
Bank of America Corporation                              2.5%
Allstate Corporation                                     2.5%
Occidental Petroleum Corporation                         2.2%
Sears Roebuck & Company                                  2.0%
Washington Mutual, Incorporated                          2.0%
Tyco International Limited                               2.0%
FleetBoston Financial Corporation                        1.9%
CitiGroup, Incorporated                                  1.7%
Boeing Company                                           1.7%
                                                       ------
        Total                                           21.4%

Top Ten Equity Holdings as % of Total Net Assets        12.4%

PORTFOLIO STATISTICS

                                                      BARRA
         S&P 500/EQUITY:                FUND          VALUE
         ---------------            ------------   ------------
Price/Earnings Ratio                    15.1           17.7
Price/Book Ratio                        2.6            2.7
Wtd. Avg. Mkt. Cap ($)              33.0 Billion   62.0 Billion

                                                     LEHMAN
FIXED INCOME:                              FUND     AGGREGATE
-------------                            --------   ---------
Avg. Credit Quality                        Aa2        Aa1
Wtd. Avg. Duration                       4.9 yrs    4.4 yrs.

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                  FUND    BARRA VALUE INDEX
                                  -----   -----------------
Financials                        27.6%         32.1%
Consumer Discretionary            14.2%         14.0%
Industrials                       13.8%         10.5%
Utilities                          9.9%          6.4%
Energy                             9.0%         13.5%
Materials                          8.2%          5.4%
Consumer Staples                   6.8%          2.1%
Information Technology             3.8%          5.7%
Health Care                        3.4%          2.6%
Telecommunication Services         3.3%          7.7%

BOND SECTOR VS. LEHMAN AGGREGATE INDEX

                                                   LEHMAN
                                          FUND    AGGREGATE
                                          -----   ---------
Corporates                                47.9%     27.0%
Mortgage Backed                           27.4%     38.5%
U.S. Treasury                             16.2%     21.4%
Agency                                     5.4%     11.6%
Asset Backed                               3.1%      1.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 0.15% for the twelve months ended April 30, 2002.

                                     ANNUALIZED TOTAL RETURNS
                             ----------------------------------------
                                      PERIODS ENDED 4/30/02
                             ----------------------------------------
                             6 MONTHS*   1 YEAR    5 YEARS   10 YEARS
                             ---------  -------    -------   --------
Institutional Class(1).....   11.27%      0.15 %    7.62%     11.34%
PlanAhead Class(1,2).......   11.07%     (0.19)%    7.31%     11.05%
AMR Class(1,2).............   11.36%      0.37 %    7.89%     11.55%
Lipper Multi-Cap Value
 Index.....................    9.65%     (2.95)%    8.63%     12.05%
S&P 500 Index..............    2.31%    (12.63)%    7.55%     12.22%
S&P 500/Barra Value
 Index.....................    3.91%    (14.86)%    7.48%     12.09%

*   Not Annualized

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 4/30/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 4/30/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/92.

     The Large Cap Value Fund's total return for the six months ended April 30, 2002 was 11.4% for the AMR Class, 11.3% for the Institutional Class and 11.1% for the PlanAhead Class. These returns significantly outperformed the Lipper Multi-Cap Value Index return of 9.7% for the period.

     The Fund added value relative to the S&P 500/ BARRA Value Index in 9 out of 10 sectors, through both stock selection and weighting. Relative to the S&P 500/BARRA Value Index, one of the major contributors to the Fund's excess performance came from stock selection within the financials sector. Interestingly, this sector was underweighted as compared to the Index, but resulted in a total relative gain of 1.8% due to strong stock selections. Within this sector, owning Allstate Corp (up 28.1%), MGIC Investment (up 38.0%), and Washington Mutual (up 26.8%) contributed significantly to the Fund's relative returns. In the consumer discretionary sector, the Fund added 1.7% of relative value. The Fund avoided AOL Time Warner (down 38.8%), overweighted Sears Roebuck & Co (up 37.4%) and Wendy's Intl. (up 42.8%). The telecommunications sector continues to have difficulties and was the worst performing sector, down 25.0% for the period. Despite the telecommunication sectors losses, the Fund's significant underweighting in the sector produced 1.3% in relative outperformance versus the Index. Some key stocks the Fund underweighted were SBC Communications (down 19.6%), Bellsouth Corp. (down 17.1%), Worldcom, Inc. (down 81.6%) and Verizon (down 18.1%).

     The Fund's value discipline has displayed its defensive characteristics during 2002, while performing well as the economy strengthened. We believe that the Fund's discipline will serve its investors well as the economy continues to improve. As long-term investors, our managers remain focused on the fundamentals and the long-term prospects of the companies held in the portfolio.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Philip Morris Companies, Incorporated                   2.5%
Allstate Corporation                                    2.3%
Bank of America Corporation                             2.0%
Washington Mutual, Incorporated                         1.9%
Occidental Petroleum Corporation                        1.9%
Tyco International Limited                              1.8%
Sears Roebuck & Company                                 1.7%
Boeing Company                                          1.6%
Waste Management, Incorporated                          1.5%
FleetBoston Financial Corporation                       1.4%

PORTFOLIO STATISTICS

                             FUND       S&P 500/BARRA VALUE
                         ------------   -------------------
Price/Earnings Ratio         15.6            17.7
Price/Book Ratio             2.7              2.7
Wtd. Avg. Mkt. Cap ($)   32.1 Billion    62.0 Billion

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                  FUND    BARRA VALUE INDEX
                                  -----   -----------------
Financials                        26.3%         32.1%
Consumer Discretionary            14.0%         14.0%
Industrials                       13.9%         10.5%
Utilities                          9.4%          6.4%
Energy                             9.1%         13.5%
Materials                          7.7%          5.4%
Consumer Staples                   7.0%          2.1%
Information Technology             5.2%          5.7%
Health Care                        3.8%          2.6%
Telecommunication Services         3.6%          7.7%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned -19.9% for the twelve months ended April 30, 2002, compared to the Russell 1000 Growth Index return of -20.1% and the Lipper Large Cap Growth Index return of -19.8%.

                                 ANNUALIZED TOTAL RETURNS
                             --------------------------------
                                  PERIODS ENDED 4/30/02
                             --------------------------------
                                                      SINCE
                             6 MONTHS*    1 YEAR    INCEPTION
                             ---------   --------   ---------
Institutional Class(1).....   (1.24)%    (19.91)%   (28.24)%
AMR Class(1)...............   (1.14)%    (19.81)%   (28.08)%
Lipper Large-Cap Growth
  Index....................   (0.24)%    (19.76)%   (27.73)%
Russell 1000 Growth
  Index....................   (2.13)%    (20.10)%   (28.73)%

*   Not Annualized

1   Past performance is not indicative of future performance.

     The Large Cap Growth Fund's total return for the six months ended April 30, 2002 was -1.1% for the AMR Class and -1.2% for the Institutional Class. These returns fell slightly short of the Lipper Large Cap Growth Index return of -0.2%, but ahead of the Russell 1000 Growth Index return of -2.1%.

     Growth stocks had mixed results, with 5 out of 10 sectors within the Russell 1000 Growth Index showing negative returns. The best performers within the Index were the materials and energy sectors (up 17.6% and 15.1% respectively). The Fund benefited most from its stock selection in the health care sector, adding value versus its benchmark by underweighting Bristol Myers Squibb (down 45.4%) and overweighting Cigna Corp. (up 50.6%). Good stock picks in the information technology sector also added some value to the Fund with holdings like Xilinx, Inc. (up 24.1%), Applied Materials (up 42.6%), and Affiliated Computer (up 22.8%). Securities in the industrial sector that negatively impacted the Fund included Tyco International (down 62.4%) and underweighting First Data Corp (up 17.7%).

     Although growth stocks have recently experienced the brunt of uncertain times, investors remain remarkably resilient. As the economy improves and investors lengthen their horizon, we believe that some focus will return to companies that exhibit growth characteristics.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

General Electric Company                                6.8%
Microsoft Corporation                                   4.7%
Pfizer, Incorporated                                    4.5%
Intel Corporation                                       3.6%
Johnson & Johnson                                       2.7%
Wal-Mart Stores, Incorporated                           2.5%
Home Depot, Incorporated                                2.5%
International Business Machines Corporation             2.3%
Cisco Systems, Incorporated                             2.0%
Abbott Laboratories                                     1.9%

PORTFOLIO STATISTICS

                              FUND       RUSSELL 1000 GROWTH
                          ------------   -------------------
Price/Earnings Ratio          24.0             27.0
Price/Book Ratio              5.9              6.5
Wtd. Avg. Mkt. Cap ($)    97.8 Billion    105.3 Billion

EQUITY SECTOR VS. RUSSELL 1000(R) GROWTH INDEX(1)

                                              RUSSELL 1000
                                      FUND    GROWTH INDEX
                                      -----   ------------
Information Technology                27.6%      26.9%
Health Care                           25.8%      25.3%
Consumer Discretionary                16.6%      14.5%
Industrials                           10.9%      12.0%
Financials                             7.4%       7.9%
Consumer Staples                       7.1%       9.1%
Telecommunication Services             1.8%       1.3%
Utilities                              1.3%       0.5%
Energy                                 0.9%       2.1%
Materials                              0.6%       0.4%

1   Russell 1000(R) Growth Index is a service mark of the Frank
    Russell Company.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     We are very pleased to report that the Institutional Class of the Small Cap Value Fund returned 32.2% for the twelve months ended April 30, 2002.

                                      ANNUALIZED TOTAL RETURNS
                              ----------------------------------------
                                       PERIODS ENDED 4/30/02
                              ----------------------------------------
                                                               SINCE
                              6 MONTHS*   1 YEAR   5 YEARS   INCEPTION
                              ---------   ------   -------   ---------
Institutional Class(1)......   34.33%     32.18%   19.06%     16.54%
PlanAhead Class(1,2)........   34.11%     31.40%   18.75%     16.23%
AMR Class(1,2)..............   34.51%     32.47%   19.42%     16.86%
Lipper Small Cap Value
 Index......................   25.02%     19.91%   15.85%     13.37%
Russell 2000 Value Index....   29.03%     22.43%   16.67%     14.38%

*    Not Annualized

1    Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

     The Small Cap Value Fund's total return for the six months ended April 30, 2002 was 34.5% for the AMR Class, 34.3% for the Institutional Class and 34.1% for the PlanAhead Class. The Fund considerably outperformed the Lipper Small Cap Value Index return of 25.0% and the Russell 2000 Value Index return of 29.0%.

     The Fund added value as compared to the Russell 2000 Value Index in 8 out of 10 sectors during the six-month period. Despite market turbulence, the Fund's holdings in small cap value stocks provided outstanding returns. This was especially evident in the consumer discretionary sector, which added 4.3% in relative returns, and was the top performing sector in the Fund with a return of 61.6% for the period, versus 52.8% for the Index. Some of the key overweighted positions in this sector were Mandalay Resorts (up 117.3%), MDC Corp. (up 109.2%) and Isle of Capri Casinos (up 131.3%). Additionally, the financials sector contributed 1.5% to the Fund's relative performance. Within this sector strong stock picks for the Fund included Americredit Corp (up 68.1%), Ventas (up 12.9%), and Trammell Crow (up 41.9%). Information technology was another key sector, that contributed to a total of 1.3% in relative performance over the Index. Several overweighted positions in this sector impacted the return, including Dupont Photomasks (up 8.2%), Creative Technology (up 152.8%), and Credence Systems (up 48.8%).

     Stock returns over the past six months continue to reinforce the belief that valuation does matter. We believe small cap value stocks remain a good investment due to their attractive valuations. As the economic recovery progresses, the Fund is well positioned to take advantage of opportunities in the small cap market.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Ventas, Incorporated                                    2.1%
M.D.C. Holdings, Incorporated                           2.0%
Mandalay Resort Group                                   2.0%
Joy Global, Incorporated                                1.7%
John H. Harland Company                                 1.6%
Allmerica Financial Corporation                         1.6%
M/I Schottenstein Homes, Incorporated                   1.5%
Topps, Incorporated                                     1.4%
OGE Energy Corporation                                  1.3%
Teekay Shipping Corporation                             1.3%

PORTFOLIO STATISTICS

                                FUND       RUSSELL 2000 VALUE
                             -----------   ------------------
Price/Earnings Ratio            16.4            20.0
Price/Book Ratio                 1.7            2.1
Wtd. Avg. Mkt. Cap ($)       1.2 Billion    1.0 Billion

EQUITY SECTOR VS. RUSSELL 2000(R) VALUE INDEX(1)

                                                  RUSSELL
                                                   2000
                                        FUND    VALUE INDEX
                                        -----   -----------
Financials                              24.6%      31.4%
Consumer Discretionary                  23.7%      18.6%
Industrials                             17.1%      16.8%
Utilities                               10.8%       6.4%
Energy                                   8.6%       1.6%
Information Technology                   4.3%       7.5%
Materials                                4.0%       8.5%
Health Care                              3.6%       3.6%
Consumer Staples                         3.3%       5.1%
Telecommunication Services               0.0%       0.5%

1   Russell 2000(R) Value Index is a service mark of the Frank
    Russell Company.

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY MARKET OVERVIEW
April 30, 2002
--------------------------------------------------------------------------------

International investors were rewarded with strong returns for the six-month period ended April 30, 2002 as the synchronized economic downturn, so feared in the fall of 2001, failed to materialize. The developed international markets, as measured by the MSCI EAFE Index, ended the six-month period up 5.5% in U.S. dollar terms. Growth and value investors shared similar returns (EAFE Growth 5.8% and EAFE Value 5.3%) as growth companies were strong earlier in the period, but when it became apparent that the global recovery would be more restrained than originally thought, value stocks outperformed. In addition, the emerging market asset class closed the period as the top performing asset class with a return of 33.7% as measured by the MSCI EMF Index. Much of the return generated by the emerging markets also occurred early in the period in anticipation of stronger global economic growth.

     The strong returns generated over the past six months represented a welcome relief from the twelve-month period ended October 2001. Economic growth, which was sluggish through much of the third quarter in 2001, nearly ground to a halt after the tragedies of September 11th. Aggressive interest rate cutting by central banks around the world, coupled with fiscal stimulus packages and corporate downsizing, halted the downward spiral and provided the impetus toward a recovery of economic growth.

     While the global economy appears to have escaped a downturn, growth is by no means strong. The 4% to 6% growth rates of the late 90's are gone, replaced by growth rates in the 1% to 3% range. Business investment has remained stagnant, despite interest rates reaching 40-year lows, as was the case in the UK and Canada, while interest rates in Japan remained at 0%. Consumer demand has been the driving force supporting global economic growth especially in the UK, U.S. and in markets that typically are not associated with domestic demand such as South Korea. As interest rates have fallen, consumers have benefited by buying new cars or refinancing their homes. However, with the consumer savings rate at record low levels and unemployment rising, expectations are for global growth without participation from businesses.

     While interest rates were quickly and dramatically cut throughout 2001, the resumption of growth has seen central banks either begin to take back some of the interest rate cuts or signal that the next move will be a tightening. The Bank of Canada was the first to move among the G7 countries while New Zealand, Sweden and South Korea have also raised interest rates. Inflation has yet to become an issue, as Japan is experiencing deflation, housing prices are 17% higher than a year ago in the UK, and inflation in the Eurozone was 2.4% in April 2002. While this was not particularly high, it was above the European Central Bank's target of 2% for the 23rd consecutive month.

     From a currency perspective, both the Japanese Yen and the Euro have strengthened against the U.S. dollar during the last 2 months. For the six-month period, the Euro remained flat relative to the U.S. dollar while the Yen was nearly 5% weaker. Both currencies weakened late in 2001 and early in 2002, as it appeared that the U.S. economy was emerging quicker and stronger than other developed markets. However, stronger growth signs failed to materialize in the U.S., while conditions improved in Europe and Japan, causing the currencies to reverse course over the last two months of the period.

     The strong performance for the period, aggressive easing by central banks and the late rally have buoyed investor sentiment as we move forward. Our managers believe that economic growth may strengthen later in the year as the U.S. leads the recovery.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned -6.2% for the twelve months ended April 30, 2002. Despite high profile disappointments and profit warnings within the market, the Fund significantly outperformed the EAFE Index return of -13.9% and the Lipper International Index return of -9.8%.

                                    ANNUALIZED TOTAL RETURNS
                            -----------------------------------------
                                      PERIODS ENDED 4/30/02
                            -----------------------------------------
                            6 MONTHS*    1 YEAR    5 YEARS   10 YEARS
                            ---------   --------   -------   --------
Institutional Class(1)....   11.98%      (6.15)%    5.39%      9.66%
PlanAhead Class(1,2)......   11.80%      (6.45)%    5.09%      9.39%
AMR Class(1,2)............   12.14%      (5.92)%    5.67%      9.89%
Lipper Int'l. Index.......    8.92%      (9.79)%    2.80%      6.94%
EAFE Index................    5.53%     (13.88)%    1.34%      5.86%

*   Not Annualized

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 4/30/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 4/30/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 4/30/92.

     The International Equity Fund rebounded sharply with a total return for the six months ended April 30, 2002 of 12.1% for the AMR Class, 12.0% for the Institutional Class and 11.8% for the PlanAhead Class. On a relative basis, the Fund significantly outperformed the Lipper International Fund Index return of 8.9% and the MSCI EAFE Index return of 5.5%.

     Favorable returns were widespread, as 16 out of 21 developed markets in the MSCI EAFE Index delivered positive returns during the six-month fiscal period. This was quite a reversal from the last report when every market had fallen during the previous twelve-month period.

     Stock selection contributed to much of the Fund's outperformance relative to the MSCI EAFE Index. These strong stock picks were in a number of markets, most notably the United Kingdom, Japan, Switzerland, and Singapore. In the UK, the Fund added value by overweighting Cadbury Schweppes (up 23.9%), Unilever (up 27.1%), and by avoiding Vodafone (down 29.9%). In Japan, the Fund added value by overweighting Nissan Motor (up 75.1%) and Canon (up 32.2%). Country selection was also positive, largely the result of overweighting Singapore, which was the top performing country in the Index during the period (up over 30%).

     Sector stock selection was also strong, especially in the financial sector, which contributed 2.2% in relative value. The financial sector rallied in response to signs of global economic recovery and the perception that such a recovery should spur growth in lending. Some key names that contributed to the Fund's performance included United Overseas Bank (up 42.2%) and Shohkoh Fund & Co. (up 55.1%). The Fund's managers added value through strong stock selection by avoiding some large cap, high P/E names. These included technology companies such as Nokia (down 21.8%) and Ericsson (down 42.2%).

     In the coming months, EAFE economies appear likely to continue their recovery, but with a bit less strength than the U.S. Should economic recovery bring enough stock market prosperity to break the two-year decline, EAFE countries could be an appealing alternative to the more expensive U.S. markets.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Philips Electronics NV                                  2.2%
ENI                                                     1.8%
Total Fina Elf                                          1.5%
Aventis SA                                              1.5%
Novartis AG                                             1.4%
Ing Groep NV                                            1.4%
Cadbury Schweppes PLC                                   1.4%
ABN AMRO Holdings NV                                    1.4%
Unilever PLC                                            1.3%
Akzo Nobel NV                                           1.3%

PORTFOLIO STATISTICS

                                        FUND        MSCI EAFE
                                    ------------   ------------
Price/Earnings Ratio                    20.0           24.8
Price/Book Ratio                        2.7            3.2
Wtd. Avg. Mkt. Cap ($)              25.3 Billion   42.3 Billion

EQUITY SECTOR VS. EAFE INDEX

                                         FUND   EAFE INDEX
                                         ----   ----------
Financials                               26.2%     25.5%
Consumer Discretionary                   13.4%     13.9%
Industrials                              10.7%      9.5%
Telecommunication Services               8.8%       6.8%
Consumer Staples                         8.6%       8.5%
Materials                                7.8%       5.8%
Health Care                              7.7%      10.2%
Energy                                   6.9%       8.4%
Utilities                                5.6%       4.5%
Information Technology                   4.3%       6.9%

COUNTRY ALLOCATION*

[PIE CHART]

COUNTRY ALLOCATION*

                                              FUND     EAFE
                                             ------   ------
Netherlands                                    8.3%     5.9%
France                                         7.6%    10.3%
Germany                                        7.6%     7.7%
Spain                                          4.4%     3.2%
Italy                                          4.0%     4.2%
Ireland                                        3.3%     0.7%
Finland                                        2.1%     1.7%
Portugal                                       1.6%     0.4%
Belgium                                        0.5%     1.1%
Austria                                        0.3%     0.2%
Greece                                         0.0%     0.3%
                                             ------   ------
EURO                                          39.7%    35.7%
UK                                            23.2%    24.9%
  Switzerland                                  6.7%     7.8%
  Norway                                       1.8%     0.6%
  Sweden                                       1.7%     2.0%
  Denmark                                      0.0%     0.8%
                                             ------   ------
OTHER NON-EURO                                10.2%    11.2%
JAPAN                                         12.5%    21.4%
  Hong Kong                                    2.9%     2.0%
  Australia                                    2.2%     3.7%
  Singapore                                    1.9%     1.0%
  South Korea                                  1.5%     0.0%
  China                                        1.4%     0.0%
  New Zealand                                  0.8%     0.1%
                                             ------   ------
OTHER ASIA                                    10.7%     6.8%
  Canada                                       3.3%     0.0%
  Mexico                                       0.4%     0.0%
                                             ------   ------
OTHER                                          3.7%     0.0%

*   Allocations based upon gross investments in Portfolio.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 16.8% for the twelve months ended April 30, 2002, exceeding the MSCI Emerging Markets Free Index ("EM Free Index") return of 10.3% and the Lipper Emerging Markets Index return of 11.9%.

                                  ANNUALIZED TOTAL RETURNS
                               ------------------------------
                                   PERIODS ENDED 4/30/02
                               ------------------------------
                                                      SINCE
                               6 MONTHS*   1 YEAR   INCEPTION
                               ---------   ------   ---------
Institutional Class(1).......   36.18%     16.83%    (5.45)%
AMR Class(1).................   36.48%     17.11%    (5.18)%
MSCI Emerging Markets Free
  Index......................   33.67%     10.31%    (7.63)%
Lipper Emg. Mkts. Index......   32.66%     11.89%    (7.49)%

*   Not Annualized.

1   Past performance is not indicative of future performance.

     The Emerging Markets Fund's total return for the six-month period ended April 30, 2002 was 36.5% for the AMR Class and 36.2% for the Institutional Class. These returns outperformed the Lipper Emerging Markets Index return of 32.7% and the MSCI EM Free Index return of 33.7% for the same period.

     The Fund added value through stock selection over the six-month period as country weighting was slightly negative. The Fund enjoyed positive stock selection in a number of markets (19 of the 26 EM Free markets) led by India, Mexico, Taiwan and Israel. These stock selections easily offset poor stock selections in South Korea and South Africa. From a country weighting perspective, the Fund underweighted the two worst markets (Argentina and Israel) and overweighted the top two markets (South Korea and Indonesia). From a sector perspective, the Fund had positive stock selection in 7 of the 10 sectors, led by the telecommunications and technology sectors, which contributed over 3.5% in relative performance over the MSCI EM Free Index.

     Investor sentiment remains positive toward emerging markets. Standard valuation measures such as P/E and P/B remain relatively cheap, while lessons learned and actions taken in the 90's have contributed to better fiscal and monetary policies in many countries, allowing domestic demand to develop. However, despite the cushion of domestic demand, much of the performance for the rest of the year will depend on world economic growth conditions and risks, such as world political tensions and higher oil prices.

     The Fund's investment advisers continue to concentrate on attractively valued companies with sound fundamentals and improving earnings momentum with the goal of generating value-added returns for Fund shareholders. Despite their attractive valuation levels, emerging market stocks have been largely ignored due to the quest for liquidity. We believe that the emerging markets will continue to be subject to fluctuations in global market sentiment, yet are capable of performing well over the long term. These markets continue to offer attractive valuations and improving fundamentals.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Samsung Electronics                                     2.9%
Telefonos de Mexico SA                                  2.6%
Korea Electric Power Corporation                        1.4%
China Mobile Limited                                    1.4%
United Microelectronics Corporation                     1.4%
Oil Company Lukoil                                      1.3%
Taiwan Semiconductor Manufacturing Company Limited      1.2%
Mahanagar Telephone Nigam Limited                       1.2%
Petroleo Brasileiro SA                                  1.2%
Kimberly Clark de Mexico                                1.1%

PORTFOLIO STATISTICS

                                       FUND           MSCI
                                    -----------   ------------
Price/Earnings Ratio                   12.7           15.6
Price/Book Ratio                        3.4           3.8
Wtd. Avg. Mkt. Cap ($)              7.9 Million   10.9 Million

COUNTRY ALLOCATION*

                                  (PIE CHART)
COUNTRY ALLOCATION*

                                              FUND    MSCI
                                              -----   -----
South Korea                                   18.0%   19.4%
Other Asia                                    16.2%   15.9%
Mexico                                        11.3%   10.4%
Taiwan                                        11.3%   14.5%
South Africa                                  10.6%   10.8%
Other Europe, Middle East, Africa             10.4%    8.8%
Brazil                                         9.4%    8.5%
India                                          8.9%    5.3%
Israel                                         2.7%    2.7%
Other Latin America                            0.9%    3.1%
Panama                                         0.3%    0.0%
Peru                                           0.0%    0.4%
Morocco                                        0.0%    0.2%

*   Allocations based upon gross investments.

U.S. FIXED INCOME MARKET OVERVIEW
April 30, 2002
--------------------------------------------------------------------------------

     For the six-month period ended April 30, 2002, the broad fixed-income market, as defined by the Lehman Aggregate Index, was essentially flat. Interest rates rose just enough to offset coupon income, leaving a -0.01% total return for the period. Simple as it appears, the markets were actually quite challenging during this period.

     In November of 2001, the markets were still digesting the aftermath of September 11th and contemplating the severity of the economic slump. The Federal Reserve completed its final interest rate reduction for 2001 in December, leaving the Fed Funds rate at 1.75%, marking an end to its 4.75% reduction in rates that year. Such an extreme move in interest rates was essential as markets appeared to be in dire straits. Ironically, no recession appeared, at least from a technical standpoint.

     Corporate earnings have remained in a slump. Accounting problems startled even the most aggressive investors, while companies were extremely hesitant to resume capital spending. In the end, this appears to have been a business recession, not a consumer recession. Whether it was patriotism or optimism, the consumer never skipped a beat. The rise in interest rates during the past six months reflect both the relatively mild downturn and a bounce from such absolute low levels. Inflation is not believed to be a threat at this time.

                        (US TREASURY YIELD CURVE GRAPH)

                                   U.S. TREASURY YIELD CURVE
                               ----------------------------------
                               2 YR.   5 YRS.   10 YRS.   30 YRS.
                               -----   ------   -------   -------
10/31/2001             1.94%   2.42%   3.47%     4.23%     4.87%
04/30/2002             1.89%   3.22%   4.41%     5.09%     5.59%

     In general, the corporate fixed-income market held up rather well considering the volatility within some of the individual sectors. In particular, the telecommunications sector struggled under a large debt burden, but seems to be showing signs of bottoming. The energy sector, still entangled in the Enron web, is having trouble explaining its behavior during the California power crisis. Finally, the big corporate conglomerates, mired in complex acquisition accounting issues, are having trouble explaining their creative bookkeeping practices. The difference in returns along the credit quality spectrum further exemplifies investor sentiment towards risk.

                       (LEHMAN AGGREGATE CREDIT SPREADS)

Dec-98                                           145
Feb-99                                           129
Apr-99                                           123
Oct-99                                           140
Jun-99                                           135
Aug-99                                           153
Dec-99                                           131
Feb-00                                           140
Apr-00                                           172
Jun-00                                           179
Aug-00                                           176
Oct-00                                           191
Dec-00                                           208
Feb-01                                           189
Apr-01                                           174
Jun-01                                           167
Aug-01                                           166
Oct-01                                           210
Dec-01                                           190
Feb-02                                           188
Apr-02                                           195

     The mortgage-backed sector was the best performing sector during the period due primarily to its relatively short duration. Additionally, refinancing activity slowed from its highest levels in history reducing pressure on mortgage securities.

                                         TOTAL RETURNS
                                       ------------------
                                         PERIODS ENDED
                                            4/30/02
                                       ------------------
SECTOR                                 6 MONTH   12 MONTH
------                                 -------   --------
Lehman Aggregate                       -0.01%     7.84%
Lehman Gov/Credit                      -0.99%     7.48%
US Treasury                            -1.88%     7.29%
US Agency                              -0.51%     7.89%
Mortgage Backed                         1.57%     8.25%
U.S. Credit                            -0.45%     7.45%
Asset Backed                            1.02%     8.82%
---------------------------------------------------------
CREDIT RATING
Aaa                                     0.15%     8.51%
Aa                                      0.39%     8.65%
A                                      -0.79%     7.11%
Baa                                    -0.67%     6.95%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned 10.4% for the twelve months ended April 30, 2002.

                                ANNUALIZED TOTAL RETURNS
                             -------------------------------
                                  PERIODS ENDED 4/30/02
                             -------------------------------
                                                     SINCE
                             6 MONTHS*   1 YEAR    INCEPTION
                             ---------   ------    ---------
Institutional Class(1).....     8.73%     10.43 %    10.65%
PlanAhead Class(1, 2)......     8.00%      9.69 %    10.09%
SSB High Yield Cash Pay
  Index....................     7.19%      5.86 %     8.37%
Lipper High Current Yield
  Index....................     4.41%     (1.61)%     0.32%

*   Not Annualized

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

     During the six-month period ended April 30, 2002, the High Yield Bond Fund returned 8.7% for the Institutional Class, outperforming the Salomon Smith Barney High Yield Cash Pay Index return of 7.2% and the Lipper High Current Yield Index return of 4.4%. The Fund's outperformance is attributed to an opportunistic bottom-up investment approach that identifies securities throughout a diverse universe.

     The shift in media and telecommunications has had an affect on the overall high yield market. While it remains the largest industry by market weight, it is declining and its effect in market-weighted returns has also declined while the impact of other outperforming industries has increased. The Fund avoided the wireless telecommunication industry, which performed particularly poorly from December 2001 through February 2002, yielding negative returns as low as -11.8%. Similarly, the Fund benefited in the low performing utilities sector by remaining underweighted during the six-month period and, in fact, by liquidating its positions during the negative performing months of January and February.

     By implementing rigorous individualized issue analysis anchored by intense credit research and experienced judgement, the Fund's bottom-up approach resulted in low weightings in underperforming industries. Through active management, the Fund's adviser believes they can avoid struggling sectors and more successfully distribute the Fund's weighting throughout the industries, concentrating on outperforming issues.

     The large universe of available high yield issues (currently about 3,000 issues totaling about $850 billion in par value) will allow the adviser to be highly selective in its continued rigorous search for undervalued issues.

TOP TEN HOLDINGS

AutoNation, Inc., 9.00%, Due 8/1/2008                   3.1%
Foamex International, Inc., 10.75% Due 4/1/2009         2.7%
Joy Global, Inc, 8.75% Due 3/15/2012                    2.5%
AAF McQuay, Inc., 8.875%, Due 2/15/2003                 2.5%
Paxson Communications Corp., 12.25%, Due 1/15/2009      2.3%
Athena Neurosciences, Inc., 7.25%, Due 2/21/2008        2.3%
United Auto Group, Inc., 9.625%, Due 3/15/2012          2.1%
IMC Global, Inc., 11.25%, Due 6/1/2011                  2.1%
Bio Radiation Labs, Inc., 11.625%, Due 2/15/2007        2.1%
K. Hovnanian Enterprises, Inc., 8.875%, Due 4/1/2012    2.0%

PORTFOLIO STATISTICS

                                                   SSB HIGH
                                         FUND     YIELD INDEX
                                        -------   -----------
Average Credit Quality                    B-1        B-1
Weighted Average Duration               3.6 yrs    4.6 yrs

SECTOR ALLOCATION

                                                 SSB HIGH
                                        FUND    YIELD INDEX
                                       ------   -----------
Corporate                              100.0%     100.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 7.2% for the twelve months ended April 30, 2002.

                                      ANNUALIZED TOTAL RETURNS
                              ----------------------------------------
                                       PERIODS ENDED 4/30/02
                              ----------------------------------------
                                                               SINCE
                              6 MONTHS*   1 YEAR   3 YEARS   INCEPTION
                              ---------   ------   -------   ---------
Institutional Class(1,3)....   (0.50)%    7.22%     6.81%      6.97%
PlanAhead Class(1,2)........   (0.50)%    7.03%     5.92%      6.32%
AMR Class(1,2)..............   (0.34)%    7.52%     6.49%      6.67%
Lipper Intermediate Inv.
 Grade Index................   (0.20)%    7.33%     6.44%      6.60%
Lehman Aggregate Index......   (0.01)%    7.84%     7.06%      7.32%

*   Not Annualized

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class and 3/1/99, the inception date of the AMR Class, and the returns of the PlanAhead and AMR Class since inception of each Class. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

3 The performance shown includes the effects of a favorable accounting adjustment which occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

     The Intermediate Bond Fund's total return for the six-month period ending April 30, 2002 was -0.34% for the AMR Class, -0.50% for the Institutional Class, and -0.50% for the PlanAhead Class. These returns are in line with the -0.20% for the Lipper Intermediate Investment Grade Debt Fund Index and -0.01% for the Lehman Aggregate Index.

     From a strategic standpoint, the Fund was overweighted in corporate securities in anticipation of a cyclical improvement in economic activity. The Fund also began to reduce its duration to protect against rising interest rates. We believe that April 2002 may have been the bottom for this sector as prices have recovered on news of positive developments.

     Also affecting investor appetite for corporate bonds was the lingering concern over accounting practices implemented by the large industrial conglomerates. The post-Enron distaste for corporate complexity led investors to shy away from these large organizations. As in the telecommunications sector, there was considerable value in the corporate sector; however, market timing was very critical in attaining this value.

     Within the Treasury and agency sectors, the Fund underperformed slightly due to the rapid rise in interest rates in late 2001. Sector weightings were neutral versus the Lehman Aggregate Index. The Fund's mortgage position, neutral to its benchmark, also underperformed slightly due to the huge refinancing wave following last year's historically low mortgage rates.

     This period proved to be quite challenging for bond investors. Based on the level of volatility in the markets, risk-averse attitudes were prevalent. On the other hand, this same sentiment has created opportunities to find value in areas where markets overreacted. The bottom line, however, is that the fixed-income markets are gradually regaining composure as investors sort through the challenges presented during the past several months.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Federal National Mortgage Assn., TBA 30 yr, 6.50%       3.8%
U.S. Treasury Bills, Discount Notes, Due 5/9/2002       3.7%
Federal National Mortgage Assn., TBA 30 yr, 6.00%       2.5%
U.S. Treasury Bills, Discount Notes, Due 6/13/2002      2.4%
Federal National Mortgage Assn., TBA 15 yr, 6.00%       2.4%
U.S. Treasury Notes, 5.75%, Due 8/15/2010               2.1%
U.S. Treasury Notes, 6.625% Due 5/15/2007               1.7%
U.S. Treasury Bonds, 8.125%, Due 8/15/2019              1.7%
Federal National Mortgage Assn., Pool -- 591103,
  7.00%, Due 8/1/2031                                   1.6%
U.S. Treasury Notes, 5.50%, Due 5/31/2003               1.6%

PORTFOLIO STATISTICS

                                                    LEHMAN
                                          FUND     AGGREGATE
                                         -------   ---------
Average Credit Quality                     Aa2       Aa1
Weighted Average Duration                4.1 yrs   4.4 yrs
Weighted Average Coupon                   6.7%       6.6%

BOND SECTOR VS. LEHMAN AGGREGATE INDEX

                                 FUND    LEHMAN AGGREGATE
                                 -----   ----------------
Mortgage Backed                  39.8%        38.5%
Corporates                       36.5%        27.0%
Treasury                         16.0%        21.4%
Agency                            4.2%        11.6%
Asset Backed                      3.5%         1.5%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
April 30, 2002
--------------------------------------------------------------------------------

     The Short-Term Bond Fund's total return for the six-month period ending April 30, 2002 was 0.57% for the AMR Class, 0.43% for the Institutional Class, and 0.52% for the PlanAhead Class. These returns exceeded the Linked Lipper Investment Grade Debt Fund Average return of 0.23% and slightly trailed the Merrill Lynch 1-3 Year Gov/Corp Index return of 0.91%.

                                      ANNUALIZED TOTAL RETURNS
                               ---------------------------------------
                                        PERIODS ENDED 4/30/02
                               ---------------------------------------
                               6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                               ---------   ------   -------   --------
Institutional Class(1).......    0.43%     5.84%     6.00%     5.76%
PlanAhead Class(1,2).........    0.52%     5.79%     5.79%     5.59%
AMR Class(1,2)...............    0.57%     6.06%     6.25%     5.95%
Linked Lipper Average*.......    0.23%     4.92%     5.67%     5.44%
Merrill Lynch 1-3 Yr.
 Index.......................    0.91%     6.52%     6.64%     6.22%
Lipper Sht Inv Grade.........    0.33%     5.06%     5.89%     5.82%

*   Not Annualized

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 4/30/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 4/30/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 4/30/92.

*   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 4/30/92 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     The Institutional Class of the Short-Term Bond Fund also had a strong year, returning 5.8% for the twelve months ended April 30, 2002 and outperforming the Linked Lipper Investment Grade benchmark return of 4.9% during the same period.

     Within the fixed-income markets, the mortgage-backed sector produced the highest total returns, at 1.59% for the six-month period according to Merrill Lynch, due to its relatively low duration and declining prepayment activity. Treasuries and agencies were in the middle with returns of 0.94% and 1.07% respectively, and the corporate sector produced the lowest return -0.59% due to lingering concerns over earnings and accountability. The asset-backed sector produced returns in line with the agency sector.

     In late 2001, the Fund's duration was reduced in observance of the cyclical bottoming of interest rates. The impact from duration, however, was minimal during this period. The primary areas affecting the Fund's returns were its allocations to the corporate, mortgage and asset-backed sectors of the market.

     Within the corporate sector, the Fund was overweighted as compared to Lipper and Merrill. The majority of the corporate sector performed well, with only a few specific areas underperforming. In particular, the telecommunications sector was adversely affected by concerns over rising debt burdens and reduced earnings expectations. The Fund overweighted this sector as a means to capitalize on the substantial amount of value offered by certain issuers. Additionally, the post-Enron distaste for large, acquisitive industrial organizations led investors to shy away from such issuers until confidence was restored. As with the telecom sector, the corporate sector also offered considerable value, but market timing was very critical during the period. Overall, the Fund's allocation within the corporate sector slightly underperformed. Within the mortgage and asset-backed sectors, the Fund's holdings provided mixed results. Compared to Merrill Lynch, the Fund had a 14.3% overweighting in mortgage pass-through securities, which provided incremental return and a 28.4% overweighting in asset-backed securities, which was neutral.

     Going forward, the most important factor will be the timing and extent of Fed activity. Investors feel confident that the Fed will be on hold until fall, but when rates begin to rise, they will likely continue for some time.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) -- (CONTINUED)
April 30, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007                                             3.8%
Discover Card Master Trust 1999-6 A, 6.85%, Due
  7/17/2007                                             3.1%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007                                  3.1%
Household Financial Corporation, 2.25%, Due 8/7/2003    3.0%
Capital Auto Receivables Asset 2001-2 A3, 4.60%, Due
  9/15/2005                                             3.0%
Federal National Mortgage Assn., Pool #323980, 6.00%,
  Due 4/1/2014                                          2.8%
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007                                             2.5%
Morgan Stanley Group, Inc., 5.625%, Due 1/20/2004       2.5%
Ford Motor Credit Company, 2.36%, Due 1/26/2004         2.5%
Ford Credit Auto Owner Trust 2000-D A5, 7.07%,
  4/15/2004                                             2.5%

PORTFOLIO STATISTICS

                                                      MERRILL
                                                       LYNCH
                                             FUND     1-3 YR
                                            -------   -------
Average Credit Quality                        Aa3       Aa2
Weighted Average Duration                   1.9 yrs   1.6 yrs
Weighted Average Coupon                      6.6%      5.8%

SECTOR ALLOCATION

                                                     MERRILL
                                                      LYNCH
                                             FUND    1-3 YR
                                             -----   -------
Corporate                                    60.5%    19.7%
Asset Backed                                 25.1%     0.0%
Mortgage Backed                              14.4%     0.0%
U.S. Agency                                   0.0%    33.0%
U.S. Treasury                                 0.0%    47.3%

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 5.94%
U.S. TREASURY NOTES - 1.56%
5.50%, Due 5/31/2003...............   $ 1,500     $  1,550
5.625%, Due 2/15/2006..............     1,500        1,576
4.625%, Due 5/15/2006..............       630          638
6.625%, Due 5/15/2007..............     1,215        1,328
6.125%, Due 8/15/2007..............     1,000        1,071
5.75%, Due 8/15/2010...............     2,840        2,974
5.00%, Due 2/15/2011...............     1,000          995
4.875%, Due 2/15/2012..............     1,495        1,470
                                                  --------
    TOTAL U.S. TREASURY NOTES......                 11,602
                                                  --------
U. S. TREASURY BILLS - 0.37%
Discount Notes, Due 5/9/2002.......       940          940
Discount Notes, Due 6/13/2002......     1,790        1,786
                                                  --------
    TOTAL U.S. TREASURY
      BILLS........................                  2,726
                                                  --------
U.S. TREASURY BONDS - 4.01%
7.25%, Due 5/15/2016...............     1,000        1,160
7.50%, Due 11/15/2016..............     1,480        1,756
8.125%, Due 8/15/2019..............     1,570        1,987
8.75%, Due 8/15/2020...............     1,000        1,343
Discount Note, Due 8/15/2021.......    16,000        5,077
6.875%, Due 8/15/2025..............     1,750        2,001
6.25%, Due 5/15/2030...............    14,465       15,538
5.375%, Due 2/15/2031..............     1,065        1,031
                                                  --------
    TOTAL U.S. TREASURY BONDS......                 29,893
                                                  --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                 44,221
                                                  --------
U.S. AGENCY OBLIGATIONS - 0.77%
Federal Home Loan Bank, 5.375%, Due
  5/15/2006........................     1,000        1,028
Federal National Mortgage
  Association, 5.25%,
  Due 1/15/2009....................     1,025        1,018
7.125%, Due 6/15/2010..............     1,000        1,100
6.50%, TBA 30......................     2,550        2,580
                                                  --------
    TOTAL U.S. AGENCY
      OBLIGATIONS..................                  5,726
                                                  --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.62%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.54%
3.50%, Due 9/15/2003...............       555          558
6.25%, Due 7/15/2004...............     1,000        1,054
5.50%, Due 7/15/2006...............     1,225        1,262
5.85%, Due 1/22/2008...............     1,000        1,035
6.50%, Due 3/1/2008................     1,407        1,467
5.82%, Due 3/30/2009...............     1,000        1,019
7.00%, Due 3/15/2010...............       725          792
5.75%, Due 1/15/2012...............       950          949
6.00%, Due 11/1/2016...............       994        1,009

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
9.50%, Due 1/1/2017................   $ 2,603     $  2,877
6.50%, Due 5/1/2029................     1,737        1,767
6.50%, Due 6/1/2029................       286          291
6.50%, Due 7/1/2029................     3,270        3,325
6.75%, Due 3/15/2031...............       379          402
6.25%, Due 7/15/2032...............       160          159
TBA, 6.50%.........................       940          947
                                                  --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.........                 18,913
                                                  --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.99%
Pool # 253355, 7.50%,
  Due 6/1/2003.....................     1,778        1,858
Pool # 124119, 7.50%,
  Due 4/1/2007.....................       973        1,034
Pool # 323223, 6.50%,
  Due 7/1/2013.....................     1,228        1,273
Pool # 323309, 6.00%,
  Due 9/1/2013.....................     1,106        1,133
Pool # 323789, 6.00%,
  Due 6/1/2014.....................     1,334        1,365
Pool # 253353, 7.50%,
  Due 7/1/2015.....................     1,143        1,207
Pool # 254048, 6.50%,
  Due 10/1/2016....................       887          914
Pool #323908, 6.00%,
  Due 9/1/2029.....................     1,485        1,478
Series 2000, 7.25%,
  Due 5/15/2030....................     3,000        3,372
Pool #190308, 7.50%,
  Due 9/1/2030.....................       801          837
Pool # 549511, 6.00%,
  Due 2/1/2031.....................     1,162        1,149
Pool # 573932, 6.00%,
  Due 3/1/2031.....................     1,026        1,015
Pool # 591103, 7.00%,
  Due 8/1/2031.....................     1,150        1,187
Pool # 577440, 7.00%,
  Due 11/1/2031....................     3,193        3,297
TBA, 6.00%.........................     4,525        4,584
TBA, 6.50%.........................     2,100        2,164
TBA, 7.00%.........................     1,790        1,847
                                                  --------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION..................                 29,714
                                                  --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.09%
Pool # 780030, 7.00%,
  Due 6/15/2024....................       878          914
Pool # 780034, 7.00%,
  Due 8/15/2024....................     2,167        2,255
Pool # 780023, 7.00%,
  Due 9/15/2024....................       863          899
Pool # 780400, 7.00%,
  Due 12/15/2025...................     1,037        1,077

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Pool # 781200, 8.00%,
  Due 12/15/2025...................   $ 1,026     $  1,097
Pool # 002754, 7.00%,
  Due 5/15/2027....................     2,228        2,309
Pool # 780615, 6.50%,
  Due 8/15/2027....................     2,200        2,242
Pool # 780651, 7.00%,
  Due 10/15/2027...................     1,442        1,495
Pool # 780680, 6.50%,
  Due 11/15/2027...................     1,856        1,895
Pool # 002525, 8.00%,
  Due 12/20/2027...................     1,912        2,034
Pool # 780842, 7.50%,
  Due 8/20/2028....................     1,059        1,143
Pool # 780936, 7.50%,
  Due 12/15/2028...................     1,385        1,463
Pool # 780977, 7.50%,
  Due 12/15/2028...................     1,780        1,879
Pool # 781096, 6.50%,
  Due 12/15/2028...................       904          921
Pool # 781024, 7.50%,
  Due 2/15/2029....................     1,354        1,429
Pool # 002754, 6.50%,
  Due 5/20/2029....................     1,329        1,346
Pool # 781236, 7.50%,
  Due 9/15/2030....................     1,207        1,268
Pool # 574846, 7.00%,
  Due 11/15/2031...................     2,200        2,274
TBA, 6.50%.........................     1,485        1,504
TBA, 7.50%.........................     1,010        1,059
                                                  --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.........                 30,503
                                                  --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 79,130
                                                  --------
ASSET-BACKED SECURITIES - 0.17%
Honda Auto Receivables Owner Trust
  2002-1, 3.50%,
  Due 10/17/2005...................     1,245        1,248
                                                  --------
    TOTAL ASSET-BACKED
      SECURITIES...................                  1,248
                                                  --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.09%
CountryWide, Incorporated, 5.50%,
  Due 8/1/2006.....................       690          691
                                                  --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                    691
                                                  --------
CORPORATE BONDS - 17.27%
BANKS - 1.31%
Bank of America Corporation, 7.75%,
  Due 8/15/2015....................     2,000        2,229
Capital One Master Trust,
  5.30%, Due 6/15/2009.............     2,000        2,042

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Inter-American Development Bank,
  5.375%, Due 11/18/2008...........   $ 1,280     $  1,279
Key Bank,
  7.00%, Due 2/1/2011..............     3,000        3,095
US Bank, NA,
  5.70%, Due 12/15/2008............     1,125        1,123
                                                  --------
    TOTAL BANKS....................                  9,768
                                                  --------
FINANCE - 4.37%
Bank America Corporation,
  7.40%, Due 1/15/2011.............     1,300        1,400
Boeing Capital Corporation MTN,
  6.35%, Due 11/15/2007............     2,485        2,571
Caterpillar Financial Services
  Corporation,
  4.69%, Due 4/25/2005.............     1,330        1,347
Citibank Credit Card Master Trust I
  1999-7 A,
  6.65%, Due 11/15/2006............     3,000        3,187
Citigroup, Incorporated,
  6.20%, Due 3/15/2009.............     1,300        1,327
  6.00%, Due 2/21/2012.............     1,200        1,186
Discover Card Master Trust I
  1999-6 A,
  6.85%, Due 7/17/2007.............     1,500        1,600
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003...........     1,820        1,897
  6.625%, Due 2/15/2005............       550          570
Ford Motor Credit Company,
  6.50%, Due 1/25/2007.............     2,915        2,896
General Motors Acceptance
  Corporation,
  6.15%, Due 4/5/2007..............     1,250        1,259
  8.00%, Due 11/1/2031.............     1,745        1,829
Household Finance Corporation,
  5.75%, Due 1/30/2007.............     2,200        2,169
  6.50%, Due 11/15/2008............     2,485        2,483
J.P. Morgan Chase & Company,
  6.625%, Due 3/15/2012............       550          551
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).........................     1,500        1,341
Morgan Stanley Dean Witter &
  Company,
  5.625%, Due 1/20/2004............       500          516
Nationwide Financial Services,
  6.25%, Due 11/15/2011............       560          552
PNC Funding Corporation,
  7.50%, Due 11/1/2009.............     1,255        1,340
Sears Roebuck Acceptance
  Corporation,
  7.00%, Due 6/15/2007.............       500          526
Sprint Capital Corporation,
  8.75%, Due 3/15/2032, 144A (Note
  A)...............................       720          687
USA Education, Incorporated,
  5.625%, Due 4/10/2007............       660          667

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
XL Capital Limited,
  6.50%, Due 1/15/2012.............   $   685     $    691
                                                  --------
    TOTAL FINANCE..................                 32,592
                                                  --------
INDUSTRIAL - 10.30%
Abitibi Consolidated, Incorporated,
  8.85%, Due 8/1/2030..............     3,000        3,031
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003............     2,880        2,976
Allstate Corporation,
  5.375, Due 12/1/2006.............     1,010        1,017
AOL Time Warner, Incorporated,
  6.125%, Due 4/15/2006............     2,300        2,252
  7.70%, Due 5/1/2032..............       700          655
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028..............       722          728
AT&T Corporation,
  6.00%, Due 3/15/2009.............     1,650        1,455
AT&T Wireless Services,
  Incorporated,
  8.125%, Due 5/1/2012.............       900          887
  8.75%, Due 3/1/2031..............       425          416
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011.............     1,425        1,740
Bemis, Incorporated,
  6.70%, Due 7/1/2005..............     1,000        1,060
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A
    (Note A).......................     1,000        1,028
Cendant Corporation,
  7.75%, Due 12/1/2003.............     1,300        1,323
CIT Group, Incorporated,
  Reorganized,
  7.50%, Due 11/14/2003............     1,650        1,654
Computer Sciences Corporation,
  7.375%, Due 6/15/2011............     2,500        2,639
Conagra Foods, Incorporated,
  7.00%, Due 10/1/2028.............     1,100        1,089
Conoco, Incorporated, 6.95%,
  Due 4/15/2029....................     2,500        2,544
DaimlerChrysler North America,
  7.75%, Due 1/18/2011.............     1,000        1,067
Deere John Capital Corporation,
  5.125%, Due 10/19/2006...........     1,010          976
Deutsche Telekom International
  Finance Corporation,
  8.25%, Due 6/15/2031.............     3,000        3,127
Eastman Kodak Company MTN,
  6.375%, Due 6/15/2006............     1,725        1,741
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002............     1,000        1,020
Federated Department Stores,
  Incorporated,
  6.625%, Due 4/1/2011.............       500          503
  6.79%, Due 7/15/2027.............     1,600        1,668
FMC Corporation,
  7.125%, Due 11/25/2002...........     2,105        2,144

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Ford Motor Company,
  7.45%, Due 7/16/2031.............   $ 1,500     $  1,413
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..............     1,000        1,081
Hewlett Packard Company,
  5.75%, Due 12/15/2006............     1,345        1,340
International Paper Company,
  8.125%, Due 7/8/2005.............       595          645
Kellogg Corporation,
  6.60%, Due 4/1/2011, 144A
  (Note A).........................     1,500        1,542
Kroger Company,
  7.00%, 5/1/2018..................     1,350        1,337
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009.............     1,000        1,124
  7.20%, Due 5/1/2036..............     1,925        2,058
Lucent Technologies, Incorporated,
  6.45%, Due 3/15/2029.............     2,500        1,575
Masco Corporation,
  6.00%, Due 5/3/2004..............     1,150        1,183
Metlife, Incorporated,
  5.25%, Due 12/1/2006.............     1,000          999
Motorola, Incorporated,
  5.80%, Due 10/15/2008............     2,270        2,110
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..............     1,540        1,618
Occidental Petroleum Corporation,
  5.875%, Due 1/15/2007............       500          505
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004..............     1,015        1,051
  7.10%, Due 3/1/2011..............     1,100        1,139
RadioShack Corporation,
  7.375%, Due 5/15/2011, 144A
    (Note A).......................     1,840        1,886
Reed Elsevier Cap, Incorporated,
  6.125%, Due 8/1/2006.............       985        1,012
Royal Caribbean Cruises, Limited,
  7.50%, Due 10/15/2027............     2,210        1,746
Sara Lee Corporation,
  6.00%, Due 1/15/2008.............     1,200        1,236
Tyson Foods, Incorporated,
  6.625%, Due 10/1/2004, 144A
    (Note A).......................       885          912
Unilever Capital,
  7.125%, Due 11/1/2010............     2,000        2,163
Verizon Pennsylvania,
  5.65%, Due 11/15/2011............     1,450        1,316
Verizon Wireless, Incorporated,
  5.375%, Due 12/15/2006...........       670          641
Weyerhaeuser Company,
  7.375%, Due 3/15/2032, 144A
  (Note A).........................       405          407
Walt Disney Company,
  6.375%, Due 3/1/2012.............       280          277
Williams Companies, Incorporated,
  6.25%, Due 2/1/2006..............       965          937
  7.75%, Due 6/15/2031.............     1,150        1,077

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
WorldCom, Incorporated,
  6.50%, Due 5/15/2004.............   $ 1,000     $    590
  8.25%, Due 5/15/2010.............       500          240
Wyeth Corporation,
  6.70%, Due 3/15/2011.............     2,700        2,810
                                                  --------
    TOTAL INDUSTRIAL...............                 76,710
                                                  --------
TRANSPORTATION - 0.39%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010.............     1,850        1,865
Union Pacific Corporation,
  6.625%, Due 2/1/2008.............     1,000        1,033
                                                  --------
    TOTAL TRANSPORTATION...........                  2,898
                                                  --------
UTILITY - 0.90%
Alberta Energy, Limited,
  7.375%, Due 11/1/2031............       845          879
Dominion Resources, Incorporated,
  7.60%, Due 7/15/2003.............       800          835
El Paso Energy Corporation,
  7.80%, Due 8/1/2031..............       615          618
  7.75%, Due 1/15/2032.............     1,300        1,299
Entergy Louisiana Incorporated,
  8.50%, Due 6/1/2003..............     1,550        1,617
FirstEnergy Corporation,
  5.50%, Due 11/15/2006............       500          479
  6.45%, Due 11/15/2011............       700          661
Valero Energy Corporation,
  7.50%, Due 4/15/2032.............       350          354
                                                  --------
    TOTAL UTILITY..................                  6,742
                                                  --------
    TOTAL CORPORATE BONDS..........                128,710
                                                  --------

                                     SHARES
                                     -------
COMMON STOCK - 57.91%
CONSUMER DISCRETIONARY - 8.45%
AUTO COMPONENTS - 0.24%
Dana Corporation...................   76,400      1,548
TRW, Incorporated..................   22,900      1,260
                                               --------
    TOTAL AUTO COMPONENTS..........               2,808
                                               --------
AUTOMOBILES - 0.45%
Ford Motor Company.................  145,341      2,326
General Motors Corporation.........   16,246      1,042
                                               --------
    TOTAL AUTOMOBILES..............               3,368
                                               --------
HOTELS, RESTAURANTS & LEISURE - 1.90%
Mandalay Resort Group+.............   68,800      2,467
P&O Princess Cruises, PLC..........   53,600      1,456
Park Place Entertainment
  Corporation+.....................   81,200        998
Tricon Global Restaurants+.........   68,900      4,345
Wendy's International,
  Incorporated.....................  131,200      4,907
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................              14,173
                                               --------
HOUSEHOLD DURABLES - 1.59%
Centex Corporation.................   21,400      1,205
Fortune Brands, Incorporated.......   92,500      4,834

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Konnklijke Philips Electronics
  NV...............................   103,431     $  3,207
Lennar Corporation.................     8,800          489
Newell Rubbermaid, Incorporated....    66,100        2,075
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 11,810
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.91%
Eastman Kodak Company..............   210,200        6,771
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                  6,771
                                                  --------
MEDIA - 0.34%
Fox Entertainment Group,
  Incorporated+....................    49,600        1,171
Interpublic Group Companies,
  Incorporated.....................    43,600        1,346
                                                  --------
    TOTAL MEDIA....................                  2,517
                                                  --------
MULTILINE RETAIL - 2.29%
Federated Department Stores,
  Incorporated+....................   104,100        4,136
May Department Stores Company......    81,400        2,823
J.C. Penney Company,
  Incorporated.....................    62,000        1,348
Sears Roebuck & Company............   166,300        8,772
                                                  --------
    TOTAL MULTILINE RETAIL.........                 17,079
                                                  --------
SPECIALTY RETAIL - 0.59%
Lowes Corporation..................    29,000        1,738
Toys R Us, Incorporated+...........   152,500        2,634
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  4,372
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 62,898
                                                  --------
CONSUMER STAPLES - 3.92%
FOOD PRODUCTS - 1.18%
H.J. Heinz Company.................    95,400        4,006
Kraft Foods, Incorporated..........    34,500        1,416
Sara Lee Company...................   157,974        3,346
                                                  --------
    TOTAL FOOD PRODUCTS............                  8,768
                                                  --------
TOBACCO - 2.74%
Gallaher Group PLC, ADR............    97,400        3,347
Imperial Tobacco Group PLC.........   155,800        4,440
Philip Morris Companies,
  Incorporated.....................   231,400       12,595
                                                  --------
    TOTAL TOBACCO..................                 20,382
                                                  --------
    TOTAL CONSUMER
      STAPLES......................                 29,150
                                                  --------
ENERGY - 5.27%
ENERGY EQUIPMENT & SERVICES - 0.91%
Duke Energy Corporation............    51,600        1,978
GlobalSantaFe Corporation..........    37,905        1,330
Royal Dutch Petroleum Company......    33,200        1,735
Tidewater, Incorporated............    39,900        1,735
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  6,778
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
OIL & GAS - 4.36%
BP Amoco, PLC......................    58,380     $  2,966
Chevron Texaco Corporation.........   191,114        3,175
Conoco, Incorporated...............   217,300        4,334
Devon Energy Corporation...........    62,800        3,096
Marathon Oil Corporation...........   105,000        3,051
Occidental Petroleum Corporation...   329,700        9,479
Phillips Petroleum Company.........   106,300        6,358
                                                  --------
    TOTAL OIL & GAS................                 32,459
                                                  --------
    TOTAL ENERGY...................                 39,237
                                                  --------
FINANCIALS - 15.49%
BANKS - 7.39%
Bank of America Corporation........   149,911       10,865
Bank One Corporation...............    61,100        2,497
FleetBoston Financial
  Corporation......................   232,600        8,211
J P Morgan Chase & Company.........   177,950        6,246
KeyCorp............................   172,600        4,852
Merrill Lynch & Company,
  Incorporated.....................    30,800        1,292
PNC Financial Services Group,
  Incorporated.....................    23,778        1,311
Stilwell Financial, Incorporated...    22,500          481
UnionBanCal Corporation............    25,800        1,249
US Bancorp, Incorporated...........   109,860        2,603
Wachovia Corporation-First Union...   181,100        6,889
Washington Mutual, Incorporated....   227,400        8,580
                                                  --------
    TOTAL BANKS....................                 55,076
                                                  --------
DIVERSIFIED FINANCIALS - 3.39%
American Express Company...........    50,500        2,071
Bear Stearns Companies,
  Incorporated.....................    34,900        2,162
Cinergy Corporation................     3,000          106
CitiGroup, Incorporated............   173,042        7,493
Federal National Mortgage
  Association......................    32,400        2,557
Morgan Stanley Dean Witter Discover
  & Company........................    44,400        2,119
Principal Financial Group+.........   108,300        3,011
Prudential Financial+..............    95,100        3,053
USA Education, Incorporated........    28,100        2,693
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 25,265
                                                  --------
INSURANCE - 4.71%
Ace Ltd............................    73,100        3,182
Allmerica Financial Corporation....    29,500        1,473
Allstate Corporation...............   268,200       10,658
Hartford Financial Services Group,
  Incorporated.....................    19,800        1,372
Lincoln National Corporation.......    21,400        1,025
Metlife, Incorporated..............   186,680        6,373
MGIC Investments Corporation.......    99,400        7,093
St. Paul Companies, Incorporated...    68,300        3,402

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Travelers Property Casualty
  Corporation+.....................    27,700     $    515
                                                  --------
    TOTAL INSURANCE................                 35,093
                                                  --------
    TOTAL FINANCIALS...............                115,434
                                                  --------
HEALTH CARE - 1.94%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.19%
Bausch & Lomb, Incorporated........    39,700        1,428
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  1,428
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.53%
Aetna, Incorporated................    67,200        3,199
Health Net, Incorporated+..........    24,200          717
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  3,916
                                                  --------
PHARMACEUTICALS - 1.22%
Abbott Laboratories................    32,600        1,759
Bristol-Myers Squibb Company.......   101,000        2,909
Merck & Company, Incorporated......    72,200        3,923
Pfizer, Incorporated...............    14,200          516
                                                  --------
    TOTAL PHARMACEUTICALS..........                  9,107
                                                  --------
    TOTAL HEALTH CARE..............                 14,451
                                                  --------
INDUSTRIALS - 7.88%
AEROSPACE & DEFENSE - 2.68%
Boeing Company.....................   161,200        7,190
Honeywell International,
  Incorporated.....................   100,500        3,686
Northrop Grumman Corporation.......    21,100        2,546
Raytheon Company...................    64,400        2,724
Textron, Incorporated..............    37,400        1,839
United Technologies Corporation....    28,400        1,993
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 19,978
                                                  --------
AIR FREIGHT & COURIERS - 0.09%
CNF Transportation, Incorporated...    22,000          695
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                    695
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 1.67%
Cendant Corporation+...............   249,900        4,495
DeLuxe Corporation.................    20,300          891
Waste Management, Incorporated+....   268,979        7,085
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 12,471
                                                  --------
ELECTRICAL EQUIPMENT - 0.59%
Emerson Electrical Company.........    82,800        4,421
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  4,421
                                                  --------
INDUSTRIAL CONGLOMERATES - 1.77%
ITT Industries, Incorporated.......    67,500        4,716
Tyco International Limited.........   457,201        8,435
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                 13,151
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MARINE - 0.12%
Teekay Shipping Corporation........    23,900     $    882
                                                  --------
    TOTAL MARINE...................                    882
                                                  --------
MACHINERY - 0.30%
Caterpillar, Incorporated..........    41,100        2,245
                                                  --------
    TOTAL MACHINERY................                  2,245
                                                  --------
ROAD & RAIL - 0.66%
Burlington Northern,
  Incorporated.....................   119,500        3,285
CSX Corporation....................    45,900        1,660
                                                  --------
    TOTAL ROAD & RAIL..............                  4,945
                                                  --------
    TOTAL INDUSTRIALS..............                 58,788
                                                  --------
INFORMATION TECHNOLOGY - 2.19%
COMMUNICATIONS EQUIPMENT - 0.31%
ADC Telecommunications,
  Incorporated+....................   396,200        1,541
Corning, Incorporated..............    52,700          353
Tellabs, Incorporated+.............    49,000          416
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  2,310
                                                  --------
COMPUTERS & PERIPHERALS  - 0.95%
Gateway, Incorporated+.............   460,100        2,521
Hewlett Packard Company............    98,800        1,690
International Business Machines
  Corporation......................    34,300        2,873
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  7,084
                                                  --------
OFFICE ELECTRONICS - 0.29%
Ikon Office Solutions,
  Incorporated.....................   164,700        2,141
                                                  --------
    TOTAL OFFICE ELECTRONIC........                  2,141
                                                  --------
SOFTWARE - 0.64%
Cadence Design Systems,
  Incorporated+....................    65,000        1,331
Computer Assoc. International,
  Incorporated.....................   185,700        3,454
                                                  --------
    TOTAL SOFTWARE.................                  4,785
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 16,320
                                                  --------
MATERIALS - 5.04%
CHEMICALS - 2.36%
Crompton Corporation...............   162,013        1,952
Dow Chemical Company...............    69,800        2,220
E.I. du Pont de Nemours &
  Company..........................    28,300        1,259
Hercules, Incorporated+............   160,400        1,957
Imperial Chemical Industries,
  PLC..............................   130,300        2,489
Lyondell Chemical Company..........   265,400        3,923
Millennium Chemicals,
  Incorporated.....................    90,271        1,232
PPG Industries, Incorporated.......    48,600        2,542
                                                  --------
    TOTAL CHEMICALS................                 17,574
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CONTAINERS & PACKAGING - 0.20%
Pactiv Corporation+................    72,500     $  1,499
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                  1,499
                                                  --------
METALS & MINING - 0.76%
Alcan Aluminum Limited.............   104,900        3,842
Alcoa, Incorporated................    52,596        1,790
                                                  --------
    TOTAL METALS & MINING..........                  5,632
                                                  --------
PAPER & FOREST PRODUCTS - 1.72%
International Paper Company........    61,226        2,537
Plum Creek Timber Company,
  Incorporated.....................    71,147        2,166
Sappi Limited......................   245,000        3,085
UPM Kymmene Corporation............    79,100        2,803
Weyerhaeuser Company...............    37,800        2,253
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                 12,844
                                                  --------
    TOTAL MATERIALS................                 37,549
                                                  --------
TELECOMMUNICATION SERVICES - 1.90%
DIVERSIFIED TELECOMMUNICATION - 1.78%
Alltel Corporation.................    32,900        1,628
Qwest Communications International,
  Incorporated.....................   150,800          759
SBC Communications,
  Incorporated.....................    60,500        1,879
Sprint Corporation.................   156,380        2,479
Verizon Communications,
  Incorporated.....................   149,236        5,986
WorldCom, Incorporated+............   201,000          498
                                                  --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                 13,229
                                                  --------
WIRELESS TELECOMMUNICATION - 0.12%
AT&T Wireless Services+............    97,942          877
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION............                    877
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                 14,106
                                                  --------
UTILITIES - 5.83%
ELECTRIC UTILITIES - 4.53%
American Electric Power Company,
  Incorporated.....................   145,400        6,659
Calpine Corporation+...............    57,800          636
CMS Energy Corporation.............    32,800          635
CNH Global NV......................   149,800          861
DTE Energy Company.................    45,400        2,058
Entergy Corporation................   101,400        4,705
Northeast Utilities................   291,600        5,832
PG&E Corporation+..................   111,100        2,611
PPL Corporation....................    14,006          534
Reliant Energy, Incorporated.......   128,900        3,272
TXU Corporation....................   109,300        5,948
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 33,751
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
GAS UTILITIES - 0.38%
Equitable Resources,
  Incorporated.....................    49,400     $  1,776
Peoples Energy Corporation.........    27,000        1,053
                                                  --------
    TOTAL GAS UTILITIES............                  2,829
                                                  --------
MULTI-UTILITIES - 0.92%
Scana Corporation..................    46,844        1,497
Williams Companies, Incorporated...   279,700        5,342
                                                  --------
    TOTAL MULTI-UTILITIES..........                  6,839
                                                  --------
    TOTAL UTILITIES................                 43,419
                                                  --------
    TOTAL COMMON STOCK.............                431,352
                                                  --------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 13.67%
UNITED STATES TREASURY BILLS - 0.65%
1.78%, Due 6/13/2002 (Note B)......   $ 4,825     $  4,815
                                                  --------
    TOTAL UNITED STATES
      TREASURY BILLS...............                  4,815
                                                  --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 13.02%
American AAdvantage Money Market
  Select Fund...................  76,543,311    $ 76,543
AMR Investments Enhanced Yield
  Business Trust................  20,494,430      20,494
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                  97,037
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 101,852
                                                --------
TOTAL INVESTMENTS - 106.44%
  (COST $743,833)...............                 792,930
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (6.44%)..............                 (47,899)
                                                --------
TOTAL NET ASSETS - 100%.........                $745,031
                                                ========

---------------

Based on the cost of investments of $747,801 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $80,221, the aggregate gross unrealized depreciation was $35,092 and the net unrealized appreciation of investments was $45,129.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,803 or 1.05% of net assets.

(B) At April 30, 2002, securities held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
MTN - Medium-Term Note
NV - Company
PLC - Public Limited Company
MTN - Medium-Term Note
TBA - To Be Announced
+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 93.05%
CONSUMER DISCRETIONARY - 13.06%
AUTO COMPONENTS - 0.56%
Dana Corporation...................   105,700     $  2,141
TRW, Incorporated..................    35,600        1,959
                                                  --------
    TOTAL AUTO COMPONENTS..........                  4,100
                                                  --------
AUTOMOBILES - 0.67%
Ford Motor Company.................   204,724        3,276
General Motors Corporation.........    25,509        1,636
                                                  --------
    TOTAL AUTOMOBILES..............                  4,912
                                                  --------
HOTELS, RESTAURANTS & LEISURE - 2.93%
Mandalay Resort Group+.............    94,300        3,382
P & O Princess Cruises PLC.........    87,600        2,379
Park Place Entertainment
  Corporation+.....................   133,700        1,645
Tricon Global Restaurants,
  Incorporated+....................   113,400        7,151
Wendy's International,
  Incorporated.....................   182,200        6,814
                                                  --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................                 21,371
                                                  --------
HOUSEHOLD DURABLES - 2.55%
Centex Corporation.................    33,400        1,880
Fortune Brands, Incorporated.......   141,400        7,390
Konnklijke Philips Electronics
  NV...............................   130,666        4,052
Lennar Corporation.................    12,000          666
Matsushita Electric Industrial
  Company Limited, ADR.............   115,000        1,558
Newell Rubbermaid, Incorporated....    98,300        3,087
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 18,633
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 1.44%
Eastman Kodak Company..............   326,000       10,500
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                 10,500
                                                  --------
MEDIA - 0.87%
Clear Channel Communications,
  Incorporated+....................    40,000        1,878
Fox Entertainment Group,
  Incorporated+....................    87,300        2,060
Interpublic Group Companies,
  Incorporated.....................    79,000        2,440
                                                  --------
    TOTAL MEDIA....................                  6,378
                                                  --------
MULTILINE RETAIL - 3.54%
Federated Department Stores,
  Incorporated+....................   127,000        5,046
May Department Stores Company......   110,800        3,843
J.C. Penney Company, Incorporated..   193,900        4,215
Sears Roebuck & Company............   241,100       12,718
                                                  --------
    TOTAL MULTILINE RETAIL.........                 25,822
                                                  --------
SPECIALTY RETAIL - 0.50%
Toys R Us, Incorporated+...........   212,400        3,668
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  3,668
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 95,384
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 6.51%
FOOD & DRUG RETAILING - 1.45%
H.J. Heinz Company.................   138,600     $  5,820
Kraft Foods, Incorporated..........    55,800        2,290
Kroger Company+....................   110,000        2,505
                                                  --------
    TOTAL FOOD & DRUG RETAILING....                 10,615
                                                  --------
FOOD PRODUCTS - 0.71%
Sara Lee Company...................   244,728        5,183
                                                  --------
    TOTAL FOOD PRODUCTS............                  5,183
                                                  --------
PERSONAL PRODUCTS - 0.35%
Gillette Company...................    72,000        2,555
                                                  --------
    TOTAL PERSONAL PRODUCTS........                  2,555
                                                  --------
TOBACCO - 4.00%
Gallaher Group PLC, ADR............   137,200        4,714
Imperial Tobacco Group PLC.........   217,500        6,199
Philip Morris Companies,
  Incorporated.....................   335,700       18,272
                                                  --------
    TOTAL TOBACCO..................                 29,185
                                                  --------
    TOTAL CONSUMER STAPLES.........                 47,538
                                                  --------
ENERGY - 8.44%
ENERGY EQUIPMENT & SERVICES - 1.70%
Duke Energy Corporation............    65,800        2,522
GlobalSantaFe Corporation..........    86,736        3,044
Royal Dutch Petroleum Company......    41,200        2,153
Tidewater, Incorporated............    55,200        2,401
Weatherford International,
  Incorporated+....................    46,000        2,294
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                 12,414
                                                  --------
OIL & GAS - 6.74%
BP Amoco PLC.......................    83,436        4,239
Chevron Texaco Corporation.........    71,181        6,172
Conoco, Incorporated...............   287,200        8,056
Devon Energy Corporation...........    79,900        3,940
Marathon Oil Corporation...........   160,000        4,650
Occidental Petroleum Corporation...   475,100       13,659
Phillips Petroleum Company.........   142,400        8,517
                                                  --------
    TOTAL OIL & GAS................                 49,233
                                                  --------
    TOTAL ENERGY...................                 61,647
                                                  --------
FINANCIALS - 24.04%
BANKS - 10.75%
Bank of America Corporation........   203,103       14,721
Bank One Corporation...............   102,400        4,185
FleetBoston Financial
  Corporation......................   299,400       10,569
J P Morgan Chase & Company.........   243,542        8,548
KeyCorp............................   249,500        7,013

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Mitsubishi Tokyo Financial Group,
  Incorporated.....................   187,000     $  1,302
PNC Financial Services Group,
  Incorporated.....................    31,627        1,744
U.S. Bancorp.......................   140,060        3,319
UnionBanCal Corporation............    47,600        2,304
Wachovia Corporation-First Union...   228,400        8,688
Washington Mutual, Incorporated....   365,050       13,773
Wells Fargo & Company..............    46,000        2,353
                                                  --------
    TOTAL BANKS....................                 78,519
                                                  --------
DIVERSIFIED FINANCIALS - 5.46%
American Express Company...........    72,800        2,986
Bear Stearns Companies,
  Incorporated.....................    37,800        2,341
CitiGroup, Incorporated............   232,538       10,069
Federal National Mortgage
  Association......................    40,100        3,165
Ing Groep NV.......................    69,000        1,817
Merrill Lynch & Company,
  Incorporated.....................    37,100        1,556
Morgan Stanley Dean Witter Discover
  & Company........................    53,500        2,553
Principal Financial Group,
  Incorporated+....................   175,500        4,879
Prudential Financial,
  Incorporated+....................   156,600        5,027
USA Education, Incorporated........    56,800        5,444
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 39,837
                                                  --------
INSURANCE - 7.83%
Ace Limited........................    93,800        4,082
Allmerica Financial Corporation....    43,600        2,176
Allstate Corporation...............   415,228       16,501
Chubb Corporation..................    34,000        2,608
Cincinnati Financial Corporation...    63,000        2,952
Hartford Financial Services Group,
  Incorporated.....................    32,100        2,225
Lincoln National Corporation.......     9,300          445
Metlife, Incorporated..............   296,600       10,126
MGIC Investments Corporation.......   137,300        9,798
St. Paul Companies, Incorporated...   112,100        5,584
Travelers Property Casualty
  Corporation+.....................    35,300          656
                                                  --------
    TOTAL INSURANCE................                 57,153
                                                  --------
    TOTAL FINANCIALS...............                175,509
                                                  --------
HEALTH CARE - 3.50%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.29%
Alcon, Incorporated+...............    61,000        2,114
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  2,114
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 1.02%
Aetna, Incorporated................   105,600        5,027
Health Net, Incorporated+..........    37,100        1,100
Trigon Healthcare, Incorporated+...    13,000        1,309
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  7,436
                                                  --------
PHARMACEUTICALS - 2.19%
Abbott Laboratories................    39,700        2,142

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Astrazeneca PLC....................    38,000     $  1,769
Bausch & Lomb, Incorporated........    66,800        2,403
Bristol-Myers Squibb Company.......   158,200        4,556
Merck & Company, Incorporated......    94,300        5,124
                                                  --------
    TOTAL PHARMACEUTICALS..........                 15,994
                                                  --------
    TOTAL HEALTH CARE..............                 25,544
                                                  --------
INDUSTRIALS - 12.81%
AEROSPACE & DEFENSE - 4.31%
Boeing Company.....................   266,200       11,873
Honeywell International,
  Incorporated.....................   189,100        6,936
Northrop Grumman Corporation.......    29,800        3,596
Raytheon Company...................   154,000        6,514
United Technologies Corporation....    36,100        2,533
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 31,452
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 2.51%
Cendant Corporation+...............   342,900        6,169
DeLuxe Corporation.................    25,500        1,119
Waste Management, Incorporated+....   418,295       11,018
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 18,306
                                                  --------
ELECTRICAL EQUIPMENT - 1.14%
Emerson Electrical Company.........   129,400        6,909
Molex, Incorporated................    48,000        1,407
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  8,316
                                                  --------
INDUSTRIAL CONGLOMERATES - 3.29%
3M Company.........................    18,000        2,264
ITT Industries, Incorporated.......    92,700        6,476
Textron, Incorporated..............    48,300        2,375
Tyco International Limited.........   699,300       12,902
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                 24,017
                                                  --------
MACHINERY - 0.40%
Caterpillar, Incorporated..........    52,900        2,889
                                                  --------
    TOTAL MACHINERY................                  2,889
                                                  --------
MARINE - 0.20%
Teekay Shipping Corporation........    39,000        1,438
                                                  --------
    TOTAL MARINE...................                  1,438
                                                  --------
ROAD & RAIL - 0.96%
Burlington Northern,
  Incorporated.....................   149,600        4,113
CNF Transportation, Incorporated...    26,400          835
CSX Corporation....................    57,900        2,094
                                                  --------
    TOTAL ROAD & RAIL..............                  7,042
                                                  --------
    TOTAL INDUSTRIALS..............                 93,460
                                                  --------
INFORMATION TECHNOLOGY - 4.84%
COMMUNICATIONS EQUIPMENT - 1.01%
ADC Telecommunications,
  Incorporated+....................   688,700        2,679
Alcatel Alsthom....................   122,000        1,538

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Corning, Incorporated..............    67,700     $    453
Motorola, Incorporated.............   128,000        1,971
Tellabs, Incorporated+.............    85,300          724
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  7,365
                                                  --------
COMPUTERS & PERIPHERALS - 2.14%
Apple Computer, Incorporated+......    98,000        2,378
Gateway, Incorporated+.............   722,600        3,960
Hewlett Packard Company............   119,800        2,049
International Business Machines
  Corporation......................    62,900        5,269
NCR Corporation+...................    51,000        1,982
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                 15,638
                                                  --------
OFFICE ELECTRONICS - 0.66%
Ikon Office Solutions,
  Incorporated.....................   262,100        3,407
Xerox Corporation+.................   156,000        1,381
                                                  --------
    TOTAL OFFICE ELECTRONICS.......                  4,788
                                                  --------
SOFTWARE - 1.03%
Cadence Design Systems,
  Incorporated+....................   101,400        2,077
Computer Associates International,
  Incorporated.....................   293,700        5,463
                                                  --------
    TOTAL SOFTWARE.................                  7,540
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 35,331
                                                  --------
MATERIALS - 7.67%
CHEMICALS - 3.79%
Crompton Corporation...............   241,508        2,910
Cytec Industries, Incorporated+....    70,000        2,309
Dow Chemical Company...............   176,300        5,606
E.I. du Pont de Nemours &
  Company..........................    26,700        1,188
Hercules, Incorporated+............   218,400        2,664
Imperial Chemical Industries,
  PLC..............................   156,900        2,997
Lyondell Chemical Company..........   327,500        4,840
Millennium Chemicals,
  Incorporated.....................   134,800        1,840
PPG Industries, Incorporated.......    62,700        3,280
                                                  --------
    TOTAL CHEMICALS................                 27,634
                                                  --------
METALS & MINING - 1.37%
Alcan Aluminum Limited.............   144,800        5,304
Alcoa, Incorporated................    86,368        2,939
USS-POSCO Industries...............    71,000        1,736
                                                  --------
    TOTAL METALS & MINING..........                  9,979
                                                  --------
PAPER & FOREST PRODUCTS - 2.51%
International Paper Company........    73,282        3,036
Plum Creek Timber Company,
  Incorporated.....................   115,543        3,518
Sappi Limited......................   402,000        5,061
UPM Kymmene Corporation............   104,500        3,703
Weyerhaeuser Company...............    50,300        2,998
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                 18,316
                                                  --------
    TOTAL MATERIALS................                 55,929
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 3.30%
DIVERSIFIED TELECOMMUNICATION - 3.10%
Alltel Corporation.................    52,700     $  2,609
Qwest Communications International,
  Incorporated.....................   192,800          970
SBC Communications, Incorporated...   141,800        4,404
Sprint Corporation.................   222,060        3,520
Telefonica SA+.....................    53,442        1,727
Verizon Communications,
  Incorporated.....................   218,632        8,769
WorldCom, Incorporated+............   251,900          624
                                                  --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                 22,623
                                                  --------
WIRELESS TELECOMMUNICATION - 0.20%
AT&T Wireless Service,
  Incorporated+....................   166,641        1,491
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION............                  1,491
                                                  --------
TOTAL TELECOMMUNICATION SERVICES...                 24,114
                                                  --------
UTILITIES - 8.88%
ELECTRIC UTILITIES - 6.85%
American Electric Power Company,
  Incorporated.....................   213,900        9,797
Cinergy Corporation................     4,800          171
CMS Energy Corporation.............    58,300        1,129
CNH Global NV......................   238,030        1,369
DTE Energy Company.................   118,800        5,386
Entergy Corporation................   139,200        6,459
Northeast Utilities................   389,000        7,780
PG&E Corporation+..................   231,900        5,450
PPL Corporation....................    24,047          916
Reliant Energy, Incorporated.......   187,100        4,749
TXU Corporation....................   125,500        6,830
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 50,036
                                                  --------
GAS UTILITIES - 0.60%
Equitable Resources,
  Incorporated.....................    67,000        2,409
Peoples Energy Corporation.........    50,400        1,966
                                                  --------
    TOTAL GAS UTILITIES............                  4,375
                                                  --------
MULTI-UTILITIES - 1.43%
Calpine Corporation+...............    74,100          815
Scana Corporation..................    79,202        2,531
Williams Companies, Incorporated...   372,800        7,120
                                                  --------
    TOTAL MULTI-UTILITIES..........                 10,466
                                                  --------
    TOTAL UTILITIES................                 64,877
                                                  --------
    TOTAL COMMON STOCK.............                679,333
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      PAR
                                    AMOUNT        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 8.00%
U.S. TREASURY BILLS - 0.40%
1.78%, Due 6/13/2002 (Note A)...  $    2,925    $  2,919
                                                --------
    TOTAL U.S. TREASURY BILLS...                   2,919
                                                --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 7.60%
American AAdvantage Money Market
  Select Fund...................  41,735,205     41,735

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
AMR Investments Enhanced Yield
  Business Trust................  13,774,136    $ 13,774
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                  55,509
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                  58,428
                                                --------
TOTAL INVESTMENTS - 101.05%
  (COST $685,390)...............                 737,761
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (1.05%)..............                  (7,632)
                                                --------
TOTAL NET ASSETS - 100%.........                $730,129
                                                ========

---------------

Based on the cost of investments of $696,136 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $108,830, the aggregate gross unrealized depreciation was $67,205, and the net unrealized appreciation of investments was $41,625.

(A) At April 30, 2002, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
PLC - Public Limited Company
+ - non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
COMMON STOCK - 98.75%
CONSUMER DISCRETIONARY - 16.51%
AUTO COMPONENTS - 0.14%
Lear Corporation+.................         800     $    41
                                                   -------
    TOTAL AUTO COMPONENTS.........                      41
                                                   -------
HOTELS, RESTAURANTS & LEISURE - 0.42%
Carnival Corporation..............       1,500          50
Hotels.com........................         200          13
McDonalds Corporation.............       1,600          45
Tricon Global Restaurants,
  Incorporated+...................         300          19
                                                   -------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE.....................                     127
                                                   -------
INTERNET & CATALOG RETAIL - 0.52%
Amazon.com, Incorporated+.........       2,100          35
Ebay, Incorporated+...............       2,300         122
                                                   -------
    TOTAL INTERNET & CATALOG
      RETAIL......................                     157
                                                   -------
LEISURE EQUIPMENT & PRODUCTS - 0.47%
Hasbro, Incorporated..............       4,700          75
Mattel, Incorporated..............       3,300          68
                                                   -------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS....................                     143
                                                   -------
MEDIA - 4.86%
AOL Time Warner, Incorporated+....      23,750         452
Blockbuster, Incorporated.........       3,200          91
Charter Communications,
  Incorporated, DE+...............       8,100          66
Clear Channel Communications,
  Incorporated+...................         800          38
Comcast Corporation+..............       1,800          48
Gannett, Incorporated.............       1,100          81
Gemstar TV Guide International,
  Incorporated+...................       8,300          74
General Motors Corporation+.......       1,500          22
Hearst-Argyle Television,
  Incorporated+...................       1,700          46
Liberty Media Corporation+........       2,200          23
McClatchy Company.................         300          18
Metro-Goldwyn-Mayer,
  Incorporated+...................       4,500          73
Omnicom Group, Incorporated.......         500          44
Tribune Company...................       3,500         155
Viacom, Incorporated+.............       5,136         242
                                                   -------
    TOTAL MEDIA...................                   1,473
                                                   -------
MULTILINE RETAIL - 4.45%
Dollar Tree Stores,
  Incorporated+...................       5,800         221

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Federated Department Stores,
  Incorporated+...................       2,000     $    79
Kohl's Corporation+...............       1,900         140
Sears Roebuck & Company...........         600          32
Target Corporation................       2,400         105
Wal-Mart Stores, Incorporated.....      13,800         771
                                                   -------
    TOTAL MULTILINE RETAIL........                   1,348
                                                   -------
SPECIALTY RETAIL - 5.41%
Abercrombie and Fitch Company+....       3,400         102
Best Buy Company, Incorporated+...       3,300         245
Bed Bath & Beyond, Incorporated+..         900          34
Home Depot, Incorporated..........      16,300         756
Lowe's Companies, Incorporated....         500          21
Pier 1 Imports, Incorporated......       2,600          62
TJX Companies, Incorporated.......       7,900         344
United Rentals, Incorporated+.....       3,000          77
                                                   -------
    TOTAL SPECIALTY RETAIL........                   1,641
                                                   -------
TEXTILES & APPAREL - 0.24%
Jones Apparel Group,
  Incorporated+...................       1,900          74
                                                   -------
    TOTAL TEXTILES & APPAREL......                      74
                                                   -------
    TOTAL CONSUMER
      DISCRETIONARY...............                   5,004
                                                   -------
CONSUMER STAPLES - 7.37%
BEVERAGES - 1.04%
Coca Cola Company.................       4,000         222
Pepsico, Incorporated.............       1,770          92
                                                   -------
    TOTAL BEVERAGES...............                     314
                                                   -------
FOOD & DRUG RETAILING - 2.38%
Albertson's, Incorporated.........       2,900          97
Kraft Foods, Incorporated.........       7,900         324
Monsanto Company..................       3,300         102
Safeway, Incorporated+............         100           4
Smithfield Foods, Incorporated+...       1,400          30
Sysco Corporation.................       4,900         142
Walgreen Company..................         600          23
                                                   -------
    TOTAL FOOD & DRUG RETAILING...                     722
                                                   -------
FOOD PRODUCTS - 0.93%
Archer-Daniels-Midland Company....       3,300          44
Hormel Foods Corporation..........       1,400          34
Sara Lee Corporation..............         800          17
Unilever N.V. ....................       2,900         188
                                                   -------
    TOTAL FOOD PRODUCTS...........                     283
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
HOUSEHOLD PRODUCTS - 1.65%
Clorox Company, The...............         800     $    35
Colgate Palmolive Company.........       2,300         122
Procter & Gamble Company..........       3,800         343
                                                   -------
    TOTAL HOUSEHOLD PRODUCTS......                     500
                                                   -------
PERSONAL PRODUCTS - 0.28%
Gillette Company..................       2,400          85
                                                   -------
    TOTAL PERSONAL PRODUCTS.......                      85
                                                   -------
TOBACCO - 1.09%
Philip Morris Companies,
  Incorporated....................       5,300         288
R.J. Reynolds Tobacco Holdings,
  Incorporated....................         600          42
                                                   -------
    TOTAL TOBACCO.................                     330
                                                   -------
    TOTAL CONSUMER STAPLES........                   2,234
                                                   -------
ENERGY - 0.92%
ENERGY EQUIPMENT & SERVICES - 0.87%
Baker Hughes, Incorporated........         900          34
Cooper Cameron Corporation+.......       2,200         121
Diamond Offshore Drilling,
  Incorporated....................       2,300          71
ENSCO International,
  Incorporated....................         500          17
Schlumberger Limited..............         300          16
Transocean, Incorporated..........         100           4
                                                   -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES....................                     263
                                                   -------
OIL & GAS - 0.05%
Valero Energy Corporation.........         400          17
                                                   -------
    TOTAL OIL & GAS...............                      17
                                                   -------
    TOTAL ENERGY..................                     280
                                                   -------
FINANCIALS - 7.17%
BANKS - 1.11%
Bank of America Corporation.......       2,600         189
Greenpoint Financial
  Corporation.....................       2,200         109
Union Planters Corporation........         600          30
Washington Mutual, Incorporated...         300          11
                                                   -------
    TOTAL BANKS...................                     339
                                                   -------
DIVERSIFIED FINANCIALS - 3.69%
Allied Capital Corporation........         100           3
Americredit Corporation+..........         300          12
Bear Stearns Companies,
  Incorporated....................       1,100          68
Capital One Financial
  Corporation.....................       1,700         102
Citigroup, Incorporated...........       5,100         221
Countrywide Credit Industries,
  Incorporated....................       3,800         177
E Trade Group, Incorporated+......       9,200          69

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Federal Home Loan Mortgage
  Corporation.....................         200     $    13
First Data Corporation............         500          40
Goldman Sachs Group,
  Incorporated....................         900          71
Household International,
  Incorporated....................       1,400          81
Merrill Lynch & Company,
  Incorporated....................         600          25
Moody's Corporation...............       1,300          57
Nationwide Financial Services,
  Incorporated....................         900          37
SEI Investments Company...........         800          27
Charles Schwab Corporation........      10,100         115
                                                   -------
    TOTAL DIVERSIFIED
      FINANCIALS..................                   1,118
                                                   -------
INSURANCE - 2.31%
Ambac Financial Group,
  Incorporated....................       3,200         201
American International Group,
  Incorporated....................       2,400         166
Lincoln National Corporation......       1,000          48
Loews Corporation.................       1,000          60
MBIA, Incorporated................         400          22
Metlife, Incorporated.............         600          20
Protective Life Corporation.......         100           3
Prudential Financial,
  Incorporated+...................       5,600         180
                                                   -------
    TOTAL INSURANCE...............                     700
                                                   -------
REAL ESTATE - 0.06%
General Growth Properties,
  Incorporated....................         400          18
                                                   -------
    TOTAL REAL ESTATE.............                      18
                                                   -------
    TOTAL FINANCIALS..............                   2,175
                                                   -------
HEALTH CARE - 25.54%
BIOTECHNOLOGY - 3.05%
Amgen, Incorporated+..............       8,100         428
Genentech, Incorporated+..........       1,700          60
Gilead Sciences, Incorporated+....         400          13
Human Genome Sciences,
  Incorporated+...................       4,600          72
Immunex Corporation+..............         700          19
MedImmune, Incorporated+..........       8,000         267
Millennium Pharmaceuticals,
  Incorporated+...................         500          10
Stryker Corporation...............         700          38
Vertex Pharmaceuticals,
  Incorporated+...................         900          19
                                                   -------
    TOTAL BIOTECHNOLOGY...........                     926
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
HEALTH CARE EQUIPMENT & SUPPLIES - 1.95%
Baxter International,
  Incorporated....................       3,100     $   177
Becton Dickinson & Company........       6,600         245
Biomet, Incorporated+.............         500          14
Guidant Corporation+..............       2,500          94
Medtronic, Incorporated...........       1,200          54
St. Jude Medical, Incorporated+...         100           8
                                                   -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES....................                     592
                                                   -------
HEALTH CARE PROVIDERS & SERVICES - 4.70%
AmerisourceBergen Corporation.....       3,300         256
Cardinal Health, Incorporated.....       5,800         402
Cigna Corporation.................       2,500         273
HCA, Incorporated.................         800          38
McKesson HBOC, Incorporated.......       6,000         242
Omnicare, Incorporated............         500          14
Oxford Health Plans,
  Incorporated+...................       1,800          83
Quest Diagnostics,
  Incorporated+...................         100           9
Tenet Healthcare Corporation+.....         400          29
Unitedhealth Group,
  Incorporated+...................         900          79
                                                   -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES....................                   1,425
                                                   -------
PHARMACEUTICALS - 15.84%
Abbott Laboratories...............      10,500         567
Barr Laboratories,
  Incorporated+...................         300          20
Bristol-Myers Squibb Company......       1,500          43
Eli Lilly & Company...............       5,000         330
Forest Laboratories,
  Incorporated+...................       4,300         332
Johnson & Johnson.................      12,700         811
King Pharmaceuticals,
  Incorporated+...................         700          22
Merck & Company, Incorporated.....       8,195         445
Mylan Laboratories,
  Incorporated....................       3,700          98
Pfizer, Incorporated..............      37,700       1,370
Pharmacia Corporation.............         100           4
Priority Healthcare
  Corporation+....................       1,500          45
Schering Plough Corporation.......       2,500          68
Sicor, Incorporated+..............         900          16
Watson Pharmaceuticals,
  Incorporated+...................       3,400          84
Wyeth Corporation.................       9,600         547
                                                   -------
    TOTAL
      PHARMACEUTICALS.............                   4,802
                                                   -------
    TOTAL HEALTH CARE.............                   7,745
                                                   -------
INDUSTRIALS - 10.99%
AEROSPACE & DEFENSE - 0.63%
Northrop Grumman Corporation......         700          85

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
United Technologies Corporation...       1,500     $   105
                                                   -------
    TOTAL AEROSPACE & DEFENSE.....                     190
                                                   -------
COMMERCIAL SERVICES & SUPPLIES - 1.50%
Automatic Data Processing,
  Incorporated....................       3,900         198
Cendant Corporation+..............       4,900          88
Deluxe Corporation................       2,200          97
Pittston Brink's Group............       1,200          33
W. W. Grainger, Incorporated......         700          39
                                                   -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES....................                     455
                                                   -------
CONSTRUCTION & ENGINEERING - 0.05%
McDermott International,
  Incorporated+...................       1,000          16
                                                   -------
    TOTAL CONSTRUCTION &
      ENGINEERING.................                      16
                                                   -------
ELECTRICAL EQUIPMENT - 0.35%
Arrow Electronics,
  Incorporated+...................       3,300          87
Plexus Corporation+...............         300           7
Vishay Intertechnology,
  Incorporated+...................         500          11
                                                   -------
    TOTAL ELECTRICAL EQUIPMENT....                     105
                                                   -------
INDUSTRIAL CONGLOMERATES - 8.17%
3M Company........................       1,800         226
General Electric Company..........      65,700       2,073
Tyco International, Ltd...........       9,700         179
                                                   -------
    TOTAL INDUSTRIAL
      CONGLOMERATES...............                   2,478
                                                   -------
MACHINERY - 0.15%
Ingersoll-Rand Company Limited....         900          45
                                                   -------
    TOTAL MACHINERY...............                      45
                                                   -------
ROAD & RAIL - 0.14%
Burlington Northern Santa Fe
  Corporation.....................         200           6
CSX Corporation...................       1,000          36
                                                   -------
    TOTAL ROAD & RAIL.............                      42
                                                   -------
    TOTAL INDUSTRIALS.............                   3,331
                                                   -------
INFORMATION TECHNOLOGY - 26.89%
COMMUNICATIONS EQUIPMENT - 3.19%
Brocade Communications Systems,
  Incorporated+...................       3,200          82
Cisco Systems, Incorporated+......      41,300         605
Motorola, Incorporated............       7,700         118
Qualcomm, Incorporated+...........       5,200         157
3Com Corporation+.................         700           4
                                                   -------
    TOTAL COMMUNICATIONS
      EQUIPMENT...................                     966
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
COMPUTERS & PERIPHERALS - 5.45%
Dell Computer Corporation+........      19,700     $   519
Hewlett Packard Company...........      10,000         171
InFocus Corporation+..............         600           8
International Business Machines
  Corporation.....................       8,300         695
NCR Corporation+..................       3,400         132
Network Appliance, Incorporated+..         900          16
Storage Technology Corporation+...         800          16
Sun Microsystems, Incorporated+...      11,600          95
                                                   -------
    TOTAL COMPUTERS &
      PERIPHERALS.................                   1,652
                                                   -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.71%
Avnet, Incorporated...............       3,800          97
Ingram Micro, Incorporated+.......       6,800         101
Jabil Circuit, Incorporated+......       1,300          27
Solectron Corporation+............      10,000          73
Tech Data Corporation+............       4,700         222
                                                   -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS.................                     520
                                                   -------
INTERNET SOFTWARE & SERVICES - 0.06%
Earthlink, Incorporated+..........       2,500          18
                                                   -------
    TOTAL INTERNET SOFTWARE &
      SERVICES....................                      18
                                                   -------
IT CONSULTING & SERVICES - 1.44%
Affiliated Computer Services,
  Incorporated+...................         300          16
Computer Sciences Corporation+....       3,600         161
Electronic Data Systems
  Corporation.....................       3,400         185
KPMG Consulting, Incorporated+....       4,200          74
                                                   -------
    TOTAL IT CONSULTING &
      SERVICES....................                     436
                                                   -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 7.84%
Altera Corporation+...............       4,100          84
Analog Devices, Incorporated+.....         100           4
Applied Materials,
  Incorporated+...................      11,400         277
Fairchild Semiconductor
  International, Incorporated+....       2,700          73
Intel Corporation.................      38,400       1,099
Linear Technology Corporation.....       2,200          86
Maxim Integrated Products,
  Incorporated+...................       1,600          80
Micron Technology, Incorporated+..       2,200          52
NVIDIA Corporation+...............       1,500          52
PMC-Sierra, Incorporated..........         400           6
Semtech Corporation+..............         600          19
Teradyne, Incorporated+...........         300          10

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Texas Instruments, Incorporated...      14,300     $   442
Xilinx, Incorporated+.............       2,500          94
                                                   -------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS..................                   2,378
                                                   -------
SOFTWARE - 7.20%
Bea Systems, Incorporated+........      10,300         110
Cadence Design Systems,
  Incorporated+...................       1,400          29
Citrix Systems, Incorporated+.....       1,000          12
Imation Corporation+..............       3,000          90
I2 Technologies+..................         400           1
Microsoft Corporation+............      27,200       1,421
Oracle Corporation+...............       7,400          74
Peoplesoft, Incorporated+.........         300           7
Rational Software Corporation+....         700          10
Siebel Systems, Incorporated+.....       7,500         182
Sybase, Incorporated+.............         800          11
Symantec Corporation+.............       6,000         213
Veritas Software Corporation+.....         800          23
                                                   -------
    TOTAL SOFTWARE................                   2,183
                                                   -------
    TOTAL INFORMATION
      TECHNOLOGY..................                   8,153
                                                   -------
MATERIALS - 0.22%
CHEMICALS - 0.17%
Dow Chemical Company..............       1,100          35
H. B. Fuller Company..............         500          16
                                                   -------
    TOTAL CHEMICALS...............                      51
                                                   -------
METALS & MINING - 0.05%
Freeport-McMoRan Copper & Gold,
  Incorporated+...................         900          16
                                                   -------
    TOTAL METALS & MINING.........                      16
                                                   -------
    TOTAL MATERIALS...............                      67
                                                   -------
TELECOMMUNICATION SERVICES - 1.82%
DIVERSIFIED TELECOMMUNICATION - 0.38%
BCE, Incorporated.................       2,400          42
Bellsouth Corporation.............         100           3
Telephone & Data Systems,
  Incorporated....................         200          17
Verizon Communications,
  Incorporated....................       1,300          52
                                                   -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION...........                     114
                                                   -------
WIRELESS TELECOMMUNICATION SERVICE - 1.44%
American Tower Corporation+.......       6,100          31
AT&T Wireless Services,
  Incorporated+...................      30,660         274
Sprint Corporation+...............      10,700         120

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
United States Cellular
  Corporation+....................         300     $    12
                                                   -------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE...                     437
                                                   -------
    TOTAL TELECOMMUNICATION
      SERVICES....................                     551
                                                   -------
UTILITIES - 1.32%
ELECTRIC UTILITIES - 0.97%
Edison International+.............         900          16
Entergy Corporation...............         400          19
PG&E Corporation+.................       1,400          33
Reliant Resources,
  Incorporated+...................      14,600         225
                                                   -------
    TOTAL ELECTRIC UTILITIES......                     293
                                                   -------
GAS UTILITIES - 0.08%
El Paso Corporation...............         600          24
                                                   -------
    TOTAL GAS UTILITIES...........                      24
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
MULTI-UTILITIES - 0.27%
Dynegy, Incorporated..............       4,600     $    83
                                                   -------
    TOTAL MULTI-UTILITIES.........                      83
                                                   -------
    TOTAL UTILITIES...............                     400
                                                   -------
    TOTAL COMMON STOCK............                  29,940
                                                   -------
SHORT-TERM INVESTMENTS - 11.64%
American AAdvantage Money Market
  Select Fund.....................   3,445,702       3,446
iShares Russell 1000 Growth Index
  Fund............................       1,800          82
                                                   -------
    TOTAL SHORT-TERM
      INVESTMENTS.................                   3,528
                                                   -------
    TOTAL INVESTMENTS - 110.39%
      (COST $36,967)..............                  33,468
                                                   -------
LIABILITIES, NET OF OTHER
  ASSETS - (10.39%)...............                  (3,150)
                                                   -------
TOTAL NET ASSETS - 100%...........                 $30,318
                                                   =======

---------------

Based on the cost of investments of $37,988 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $1,372 the aggregate gross unrealized depreciation was $5,892 and the net unrealized depreciation of investments was $4,520.

ABBREVIATIONS:

+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 87.68%
CONSUMER DISCRETIONARY - 20.70%
AUTO COMPONENTS - 0.60%
Arvinmeritor, Incorporated.........    12,300     $    390
Bandag, Incorporated...............     3,600          118
Borg-Warner Automotive,
  Incorporated.....................     6,200          387
Cooper Tire & Rubber Company.......     6,700          166
Hawk Corporation+..................    43,900          228
Tower Automotive, Incorporated+....    41,900          615
                                                  --------
    TOTAL AUTO COMPONENTS..........                  1,904
                                                  --------
DISTRIBUTORS - 0.01%
Brightpoint, Incorporated+.........    32,000           18
                                                  --------
    TOTAL DISTRIBUTORS.............                     18
                                                  --------
HOTELS RESTAURANTS & LEISURE - 5.21%
Ambassadors Group, Incorporated+...    25,500          384
Bally Total Fitness Holdings
  Corporation+.....................    40,700          889
Churchill Downs, Incorporated......    16,800          622
Isle of Capri Casinos,
  Incorporated+....................   138,200        2,899
Jack in the Box, Incorporated+.....    89,200        2,848
Lone Star Steakhouse & Saloon,
  Incorporated.....................    48,300          942
Mandalay Resort Group+.............   179,200        6,426
Papa John's International,
  Incorporated+....................    24,500          762
Prime Hospitality Corporation+.....    32,800          423
Ryan's Family Steak Houses,
  Incorporated+....................    17,100          448
                                                  --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE......................                 16,643
                                                  --------
HOUSEHOLD DURABLES - 6.46%
American Greetings Corporation.....    58,400        1,037
Centex Corporation.................    13,000          732
Lennar Corporation.................    21,500        1,194
Libbey, Incorporated...............    18,100          708
M.D.C. Holdings, Incorporated......   128,641        6,496
M/I Schottenstein Homes,
  Incorporated.....................    74,200        4,689
Mohawk Industries, Incorporated+...     2,522          162
Ryland Group, Incorporated.........     4,400          484
Standard Pacific Corporation.......     9,800          329
Topps, Incorporated+...............   442,000        4,522
Tupperware Corporation.............    11,900          273
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 20,626
                                                  --------
INTERNET & CATALOG RETAIL - 0.01%
PC Connection, Incorporated+.......     4,400           44
                                                  --------
    TOTAL INTERNET & CATALOG
      RETAIL.......................                     44
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.11%
Brunswick Corporation..............    12,900          364
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                    364
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MEDIA - 0.93%
Magna Entertainment Corporation+...    87,400     $    717
R.H. Donnelley Corporation+........    42,300        1,244
World Wrestling Federation
  Entertainment, Incorporated+.....    69,700        1,007
                                                  --------
    TOTAL MEDIA....................                  2,968
                                                  --------
MULTILINE RETAIL - 0.47%
Nieman Marcus Group,
  Incorporated+....................    26,600          974
ShopKo Stores, Incorporated+.......     8,500          177
Stein Mart, Incorporated+..........    30,300          357
                                                  --------
    TOTAL MULTILINE RETAIL.........                  1,508
                                                  --------
SPECIALTY RETAIL - 4.45%
Buckle, Incorporated+..............    15,100          353
The Boyds Collection, Limited+.....    57,800          461
Burlington Coat Factory Warehouse
  Corporation......................    45,100        1,013
Cato Corporation...................    18,300          468
Footstar, Incorporated+............    25,100          740
Genesco, Incorporated+.............    65,900        1,835
Handleman Company+.................    16,100          206
Payless Shoesource,
  Incorporated+....................    42,700        2,500
Rent-A-Center, Incorporated+.......    18,600        1,122
Stage Stores, Incorporated+........    54,900        1,756
United Rentals, Incorporated+......    65,900        1,680
Trans World Entertainment
  Corporation+.....................    31,000          251
Wilsons Leather Experts,
  Incorporated+....................     5,400           75
Zale Corporation+..................    44,500        1,768
                                                  --------
    TOTAL SPECIALTY RETAIL.........                 14,228
                                                  --------
TEXTILES & APPAREL - 2.45%
New Brown Shoe, Incorporated.......     4,300           88
Kellwood Company...................    16,700          455
Nautica Enterprises,
  Incorporated+....................    39,000          561
Phillips Van Heusen Corporation....    20,300          309
Quiksilver, Incorporated+..........    53,600        1,308
Russell Corporation................   107,900        1,995
Skechers U.S.A., Incorporated+.....     6,600          154
Steven Madden, Limited+............   114,100        2,228
The Stride Rite Corporation........     4,800           42
Timberland Company+................    11,900          486
Vans, Incorporated+................    15,200          185
                                                  --------
    TOTAL TEXTILES & APPAREL.......                  7,811
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 66,114
                                                  --------
CONSUMER STAPLES - 2.93%
FOOD & DRUG RETAILING - 1.17%
7 Eleven, Incorporated+............    27,500          251
Fleming Companies, Incorporated....    56,400        1,243
Winn-Dixie Stores, Incorporated....   130,000        2,256
                                                  --------
    TOTAL FOOD & DRUG RETAILING....                  3,750
                                                  --------
FOOD PRODUCTS - 1.04%
Del Monte Foods Company+...........    60,300          638

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Flowers Foods, Incorporated+.......    92,200     $  2,405
Lance, Incorporated................    13,700          219
Pilgrims Pride Corporation.........     5,400           73
                                                  --------
    TOTAL FOOD PRODUCTS............                  3,335
                                                  --------
PERSONAL PRODUCTS - 0.13%
Nu Skin Enterprises,
  Incorporated.....................    29,200          409
                                                  --------
    TOTAL PERSONAL PRODUCTS........                    409
                                                  --------
TOBACCO - 0.59%
Dimon, Incorporated................    50,100          386
Schweitzer Mauduit International,
  Incorporated.....................    14,600          412
Universal Corporation..............    25,900        1,101
                                                  --------
    TOTAL TOBACCO..................                  1,899
                                                  --------
    TOTAL CONSUMER STAPLES.........                  9,393
                                                  --------
ENERGY - 6.85%
ENERGY EQUIPMENT & SERVICES - 3.40%
Grey Wolf, Incorporated+...........   177,700          809
Hanover Compressor Company+........    73,900        1,393
Helmerich and Payne, Incorporated..    37,200        1,533
Key Energy Services,
  Incorporated+....................   106,800        1,298
Maverick Tube Corporation+.........    38,200          693
Offshore Logistics,
  Incorporated+....................    25,000          505
Patterson-UTI Energy,
  Incorporated+....................    55,100        1,763
Pride International,
  Incorporated+....................    17,500          325
Seacor Smit, Incorporated+.........    25,600        1,231
Superior Energy Services,
  Incorporated+....................    51,000          569
W-H Energy Services,
  Incorporated+....................    28,800          742
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                 10,861
                                                  --------
OIL & GAS - 3.45%
Berry Petroleum Company............    16,200          275
Cabot Oil & Gas Corporation........    24,200          608
Chesapeake Energy Corporation+.....   194,900        1,666
Forest Oil Corporation+............    43,100        1,358
The Houston Exploration Company+...    27,300          846
Magnum Hunter Resources,
  Incorporated+....................     3,000           22
Meridian Resource Corporation+.....    27,700          124
Pogo Producing Corporation.........    41,700        1,428
Pure Resources, Incorporated+......     1,600           38
Seitel, Incorporated+..............    22,400          180
Stone Energy Corporation+..........    29,400        1,247
Swift Energy Company+..............    27,900          529
Tesoro Petroleum Corporation+......    81,900          926
Unit Corporation+..................    40,500          791
Vintage Petroleum, Incorporated....    70,900          978
                                                  --------
    TOTAL OIL & GAS................                 11,016
                                                  --------
    TOTAL ENERGY...................                 21,877
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
FINANCIALS - 21.85%
BANKS - 7.84%
Anchor BanCorp Wisconsin,
  Incorporated.....................    16,400     $    361
Bank of Hawaii Corporation.........    21,300          606
Berkshire Hill Bancorp,
  Incorporated.....................    60,342        1,343
Chemical Financial Corporation.....     1,600           51
Citizens Banking Corporation of
  Michigan.........................     8,500          282
Colonial Bancgroup, Incorporated...   146,300        2,341
Commercial Federal Corporation.....    53,100        1,561
Community Bank System,
  Incorporated.....................    11,900          402
Corus Bankshares, Incorporated.....    13,500          679
Downey Financial Corporation.......     9,600          510
Evertrust Financial Group,
  Incorporated.....................    36,600          668
First Citizens Bancshares,
  Incorporated.....................    10,300        1,125
First Federal Capital
  Corporation......................    25,000          504
First Financial Bankshares,
  Incorporated.....................     2,435           88
1st Source Corporation.............     8,150          193
FirstFed Financial Corporation+....    21,900          626
Flagstar Bancorp, Incorporated.....    24,400          722
GBC Bancorp California.............     6,400          206
IndyMac Bancorp, Incorporated+.....    75,400        1,904
Irwin Financial Corporation........    34,400          662
Klamath First Bancorp,
  Incorporated.....................    66,900        1,046
MAF Bancorp, Incorporated..........     5,400          200
MutualFirst Financial,
  Incorporated.....................    59,600        1,147
PFF Bancorp, Incorporated..........     8,000          262
Republic Bancorp, Incorporated.....    53,800          796
S&T Bancorp, Incorporated..........    21,000          563
Silicon Valley Bancshares+.........    21,600          690
The Trust Company of New Jersey....    10,800          275
Timberland Bancorp, Incorporated...    18,000          297
UTD Community Financial
  Corporation......................   143,900        1,164
United National Bancorp............    15,100          348
Washington Federal, Incorporated...    40,700        1,063
Webster Financial Corporation of
  Waterbury........................    49,900        1,978
Westcorp, Incorporated.............    12,254          368
                                                  --------
    TOTAL BANKS....................                 25,031
                                                  --------
DIVERSIFIED FINANCIALS - 1.98%
AmeriCredit Corporation+...........    33,400        1,297
CompuCredit Corporation+...........    43,800          342
FBL Financial Group, Incorporated..    20,800          418
First American Corporation.........    89,200        1,971
Metris Cos, Incorporated...........    77,900        1,016
NCO Group, Incorporated+...........    14,100          392
Walter Industries, Incorporated....    52,300          706

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
WFS Financial, Incorporated+.......     6,214     $    194
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                  6,336
                                                  --------
INSURANCE - 5.06%
Allmerica Financial Corporation....   103,400        5,161
AmerUs Group Company...............    39,300        1,481
Commerce Group, Incorporated.......    39,000        1,574
Delphi Financial Group,
  Incorporated.....................    14,872          639
Fidelity National Financial,
  Incorporated.....................    47,300        1,459
Horace Mann Educators
  Corporation......................    25,500          611
Landamerica Financial Group,
  Incorporated.....................    23,300          815
Mony Group, Incorporated...........    46,400        1,810
National Western Life Insurance
  Company+.........................     3,200          384
Protective Life Corporation........    57,400        1,829
State Auto Financial Corporation...     7,400          121
Stewart Information Services
  Corporation+.....................    15,400          291
                                                  --------
    TOTAL INSURANCE................                 16,175
                                                  --------
REAL ESTATE - 6.97%
Arden Realty, Incorporated.........    17,300          487
AMB Property Corporation...........   117,800        3,303
Camden Property Trust..............    16,100          641
Glenborough Realty Trust,
  Incorporated.....................   139,500        3,132
Interpool, Incorporated............    26,800          568
Jones Lang Lasalle,
  Incorporated+....................    47,200        1,055
La Quinta Corporation+.............    46,100          368
LNR Property Corporation...........    80,900        2,961
Post Properties, Incorporated......    34,420        1,170
Shurgard Storage Centers,
  Incorporated.....................     6,700          236
Trammell Crow Company+.............    50,600          704
Ventas, Incorporated...............   505,600        6,826
Winston Hotels, Incorporated.......    84,950          810
                                                  --------
    TOTAL REAL ESTATE..............                 22,261
                                                  --------
    TOTAL FINANCIALS...............                 69,803
                                                  --------
HEALTH CARE - 3.21%
BIOTECHNOLOGY - 0.31%
Medarex, Incorporated+.............    97,800          992
                                                  --------
    TOTAL BIOTECHNOLOGY............                    992
                                                  --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.45%
Bausch & Lomb, Incorporated........     7,000          252
Discovery Partners International,
  Incorporated+....................    83,300          412
Mine Safety Appliances Company.....     7,200          323
Sola International,
  Incorporated+....................    22,800          327
Thoratec Corporation+..............   403,122        3,310
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  4,624
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 1.32%
Health Net, Incorporated+..........    25,020          742

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Kindred Healthcare, Incorporated+..     1,615     $     72
Pacificare Health Systems,
  Incorporated+....................    28,400          859
Stewart Enterprises,
  Incorporated+....................   132,400          796
Sunrise Assisted Living,
  Incorporated+....................    28,000          756
US Oncology, Incorporated+.........   104,101          999
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  4,224
                                                  --------
PHARMACEUTICALS - 0.13%
3 Dimensional Pharmaceutical,
  Incorporated+....................    64,600          402
                                                  --------
    TOTAL PHARMACEUTICALS..........                    402
                                                  --------
    TOTAL HEALTH CARE..............                 10,242
                                                  --------
INDUSTRIALS - 14.82%
AEROSPACE & DEFENSE - 0.56%
B/E Aerospace, Incorporated+.......    18,800          244
GenCorp, Incorporated..............    31,000          487
Kaman Corporation..................    24,400          438
Triumph Group, Incorporated+.......    13,700          631
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                  1,800
                                                  --------
AIR FREIGHT & COURIERS - 0.06%
Atlas Air Worldwide Holdings,
  Incorporated+....................    15,600          195
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                    195
                                                  --------
BUILDING PRODUCTS - 0.75%
Acuity Brands, Incorporated+.......    13,400          249
NCI Building Systems,
  Incorporated+....................    13,400          316
Nortek, Incorporated+..............     4,900          217
Universal Fastener Products,
  Incorporated.....................     9,100          227
Watsco, Incorporated...............     3,600           65
York International Corporation.....    36,300        1,322
                                                  --------
    TOTAL BUILDING PRODUCTS........                  2,396
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 5.50%
Bowne & Company, Incorporated......   228,900        3,639
Deluxe Corporation.................     8,800          386
Encompass Services Corporation+....    47,000           84
John H. Harland Company............   173,000        5,207
Heidrick & Struggles International,
  Incorporated+....................   171,400        3,544
Korn/Ferry International+..........    85,200          895
Mac Gray Corporation+..............    51,500          183
Mail-Well, Incorporated+...........    25,200          158
McGrath Rentcorp...................       900           24
National Service Industries,
  Incorporated.....................    90,650          925
New England Business Service,
  Incorporated.....................     2,100           59
United Stationers, Incorporated+...    16,100          628
Valassis Communications,
  Incorporated+....................    31,800        1,189

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Wallace Computer Services,
  Incorporated.....................    30,100     $    654
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 17,575
                                                  --------
CONSTRUCTION & ENGINEERING - 0.74%
Dycom Industries, Incorporated+....    19,700          298
Mastec, Incorporated+..............    48,700          379
Quanta Services, Incorporated+.....    53,600          898
The Shaw Group, Incorporated+......    21,300          650
URS Corporation+...................     4,700          145
                                                  --------
    TOTAL CONSTRUCTION &
      ENGINEERING..................                  2,370
                                                  --------
ELECTRICAL EQUIPMENT - 0.69%
Ametek Aerospace Products,
  Incorporated.....................     3,200          124
Belden, Incorporated...............     8,200          196
C&D Technologies, Incorporated.....    19,200          442
General Cable Corporation..........    36,700          421
Technitrol, Incorporated...........    18,400          467
Tecumseh Products Company..........     5,900          307
Wesco International,
  Incorporated+....................    33,000          236
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  2,193
                                                  --------
INDUSTRIAL CONGLOMERATES - 0.03%
Standex International
  Corporation......................     4,300          111
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                    111
                                                  --------
MACHINERY - 3.36%
Albany International Corporation...     8,052          203
Briggs & Stratton Corporation......     5,900          248
Denison International PLC+.........    16,200          309
Esterline Technologies
  Corporation+.....................    20,900          486
JLG Industries, Incorporated.......    22,900          377
Joy Global, Incorporated+..........   329,100        5,298
Lincoln Electric Holdings,
  Incorporated.....................    11,100          315
Manitowoc Company, Incorporated....     4,600          201
Mueller Industries,
  Incorporated+....................     5,600          191
Precision Castparts Corporation....    47,600        1,684
Semitool, Incorporated+............    16,400          232
Stewart & Stevenson Services,
  Incorporated.....................     3,400           64
Terex Corporation+.................    36,800          922
Wabash National Corporation........    15,500          152
Watts Industries, Incorporated.....     2,300           42
                                                  --------
    TOTAL MACHINERY................                 10,724
                                                  --------
MARINE - 1.71%
Alexander & Baldwin, Incorporated..    14,200          386
Overseas Shipholding Group
  Incorporated.....................    34,700          793
Teekay Shipping Corporation........   116,000        4,278
                                                  --------
    TOTAL MARINE...................                  5,457
                                                  --------
ROAD & RAIL - 1.42%
Arkansas Best Corporation+.........    12,200          295

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Roadway Express, Incorporated......    10,600     $    323
US Freightways Corporation.........    99,500        3,328
Wabtec Corporation.................    16,900          259
Yellow Corporation+................    12,100          326
                                                  --------
    TOTAL ROAD & RAIL..............                  4,531
                                                  --------
    TOTAL INDUSTRIALS..............                 47,352
                                                  --------
INFORMATION TECHNOLOGY - 3.70%
COMMUNICATIONS EQUIPMENT - 0.46%
Adtran, Incorporated+..............    59,100        1,469
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  1,469
                                                  --------
COMPUTERS & PERIPHERALS - 2.09%
Black Box Corporation+.............    25,600        1,198
Gateway, Incorporated+.............   732,300        4,013
Iomega Corporation+................    25,380          320
Quantum Corporation+...............    84,500          621
SPS Technologies, Incorporated+....    13,200          517
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  6,669
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.26%
Kemet Corporation+.................    21,400          414
Pioneer Standard Electronics,
  Incorporated.....................    23,300          341
Vishay Intertechnology,
  Incorporated+....................     3,042           67
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                    822
                                                  --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.53%
Credence Systems Corporation+......    68,400        1,384
Silicon Storage Technology,
  Incorporated+....................    10,800          107
Varian Semiconductor Equipment,
  Incorporated+....................     4,100          192
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  1,683
                                                  --------
SOFTWARE - 0.36%
Bsquare Corporation+...............   336,500        1,147
                                                  --------
    TOTAL SOFTWARE.................                  1,147
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 11,790
                                                  --------
MATERIALS - 3.53%
CHEMICALS - 2.68%
Agrium, Incorporated...............   175,500        1,711
Celanese AG........................    52,800        1,196
Cytec Industries, Incorporated+....    25,300          835
FMC Corporation+...................    85,100        3,293
International Specialty Products,
  Incorporated+....................    22,300          206
NL Industries, Incorporated........    48,200          800
Nova Chemicals Corporation.........     8,200          190
Spartech Corporation...............    12,200          326
                                                  --------
    TOTAL CHEMICALS................                  8,557
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CONSTRUCTION MATERIALS - 0.08%
Centex Construction Products,
  Incorporated.....................     2,700     $    118
Lone Star Technologies,
  Incorporated+....................     5,200          139
                                                  --------
    TOTAL CONSTRUCTION MATERIALS...                    257
                                                  --------
CONTAINERS & PACKAGING - 0.18%
Grief Brothers Corporation.........     2,000           71
Myers Industries, Incorporated.....     3,295           60
Rock Tenn Company..................     4,500           69
Silgan Holdings, Incorporated+.....     9,300          370
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                    570
                                                  --------
METALS & MINING - 0.50%
AK Steel Holdings Corporation......    20,500          251
Commercial Metals Company..........     7,100          318
Quanex Corporation.................     7,800          281
Stillwater Mining Company+.........    42,600          748
                                                  --------
    TOTAL METALS & MINING..........                  1,598
                                                  --------
PAPER & FOREST PRODUCTS - 0.09%
Buckeye Technologies,
  Incorporated+....................    25,100          276
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                    276
                                                  --------
    TOTAL MATERIALS................                 11,258
                                                  --------
UTILITIES - 10.09%
ELECTRIC UTILITIES - 4.51%
CH Energy Group, Incorporated......    32,800        1,686
El Paso Electric Company+..........    53,400          833
IDACORP, Incorporated..............    47,600        1,801
Northeast Utilities................    45,900          918
OGE Energy Corporation.............   181,900        4,302
PNM Resources, Incorporated........    49,500        1,435
Puget Energy, Incorporated.........    75,500        1,565
R G S Energy Group, Incorporated...    21,300          845
UIL Holdings Corporation...........     1,500           85
Unisource Energy Corporation.......    42,400          856
WPS Resources Corporation..........     2,000           84
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 14,410
                                                  --------
GAS UTILITIES - 2.90%
MDU Resource Group, Incorporated...    63,900        1,861
National Fuel Gas Company..........   100,900        2,403

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Newfield Exploration Company+......    56,100     $  2,123
NUI Corporation....................    19,500          523
Peoples Energy Corporation.........    45,000        1,755
Southwestern Energy Company+.......     9,300          134
UGI Corporation....................    15,000          473
                                                  --------
    TOTAL GAS UTILITIES............                  9,272
                                                  --------
MULTI-UTILITIES - 2.68%
Avista Corporation.................    59,700          954
Black Hills Corporation............    33,900        1,182
Energen Corporation................    35,100          988
Hawaiian Electric Industries,
  Incorporated.....................    45,600        2,154
Northwestern Corporation...........    34,700          714
Questar Corporation................    91,500        2,553
                                                  --------
    TOTAL MULTI-UTILITIES..........                  8,545
                                                  --------
    TOTAL UTILITIES................                 32,227
                                                  --------
    TOTAL COMMON STOCK.............                280,056
                                                  --------

                                     PAR
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS - 20.66%
U.S. TREASURY BILLS - 0.88%
3.53%, Due 6/13/2002 (Note A)...  $    2,805      2,799
                                               --------
    TOTAL U.S. TREASURY BILLS...                  2,799
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 19.78%
American AAdvantage Money Market
  Select Fund...................  34,060,692     34,061
AMR Investments Enhanced Yield
  Business Trust................  29,110,344     29,110
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 63,171
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 65,970
                                               --------
    TOTAL INVESTMENTS - 108.34%
      (COST $310,007)...........                346,026
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (8.34%)..............                (26,646)
                                               --------
TOTAL NET ASSETS - 100%.........               $319,380
                                               ========

---------------

Based on the cost of investments of $310,559 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $42,514, the aggregate gross unrealized depreciation was $7,047, and the net unrealized appreciation of investments was $35,467.

(A) At April 30, 2002, security held as collateral for open futures contracts.

ABBREVIATIONS:

+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
STOCKS - 91.08%
ARGENTINA - 0.21%
Banco Hipotecario+.....................       10,000    $    10
Perez Companc SA, ADR+.................       11,000         77
                                                        -------
   TOTAL ARGENTINA.....................                      87
                                                        -------
BRAZIL - 8.54%
Ambev Companhia de Bebid+..............       73,000         15
Banco Itau SA+.........................    1,457,000        116
Banco Itau SA, ADR.....................        5,300        212
Banco Bradesco SA+.....................    7,224,000         43
Banco Bradesco SA, ADR+................        1,418         42
Brasil Telecom Participacoes, ADR......          190          7
Brasil Telecom SA+.....................      821,551          4
Celular CRT Participacoes SA+..........      269,400         47
Cemig Companhia Energy MG+.............   15,476,000        244
Centrais Eletricas Brasileiras, ADR,
 Class B...............................        2,400         16
Companhia de Bebidas Das America,
 ADR...................................        5,956        125
Companhia Energetica de Minas, ADR.....        5,303         83
Companhia Vale Do Rio Doce, ADR........        5,000        136
Companhia Vale Do Rio Doce, Preferred,
 ADR...................................        5,215        140
Electrobras............................    1,554,000         24
Electrobras, Preferred+................    4,309,000         60
Embraer Empresa Brasileira de, ADR.....        7,174        165
Embratel Participa+....................    4,625,000         12
Petroleo Brasileiro SA.................          300          7
Petroleo Brasileiro SA, ADR............       19,010        468
Petroleo Brasileiro SA, Preferred+.....       10,350        241
Petroleo Brasileiro SA, Preferred,
 ADR...................................        2,622         61
Sabesp Cia Saneam......................    3,020,000        186
Tele Celular Sul Participacoes, ADR....        8,155        104
Tele Norte Leste Participacoes SA,
 ADR...................................  879,264,006        226
Telecomunicacoes Brasileiras, ADR......        6,760        212
Telemar Norte Leste SA+................    2,791,000         35
Telesp Celular Participacoes+..........      679,000          2
Telesp Celular Participacoes,
 Preferred, ADR........................        2,653         17
Ultrapar Participacoes SA, ADR.........       12,400        106
Unibanco Uniao de Barncos Brasileiras,
 GDR...................................        8,739        214
Vale Rio Doce Companhia+...............        2,623         71
Votorantim Celulose e Papel SA, ADR....        1,550         30
                                                        -------
   TOTAL BRAZIL........................                   3,471
                                                        -------
CHILE - 0.57%
Compania de Telecom de Chile, ADR......        3,870         58
Enersis SA, ADR+.......................        1,000          9

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
Quinenco SA, ADR.......................       29,100    $   163
                                                        -------
   TOTAL CHILE.........................                     230
                                                        -------
CHINA - 0.67%
Petrochina Company.....................      924,000        189
Petrochina Company Limited, ADR........        4,150         84
                                                        -------
   TOTAL CHINA.........................                     273
                                                        -------
EGYPT - 1.13%
Commercial International Bank Egypt
 SAE, GDR, 144A (Note A)...............       27,700        162
MISR International Bank SAE, GDR, 144A
 (Note A)..............................       26,563         50
Orascom Construction...................       14,308         94
Suez Cement Company SAE, GDR, 144A
 (Note A)..............................       21,469        155
                                                        -------
   TOTAL EGYPT.........................                     461
                                                        -------
HONG KONG - 5.18%
Aluminum Corporation of China
 Limited+..............................      309,000         56
Brilliance China.......................      682,000        117
China Merchants Holdings
 International.........................       40,000         31
China Mobile Limited+..................      179,000        586
China Mobile Hong Kong Limited, ADR+...       17,500        291
China National Offshore Oil Company
 Limited...............................       91,000        121
Citic Pacific Limited..................       18,000         36
Cosco Pacific Limited..................       52,000         41
Huaneng Power International,
 Incorporated..........................       68,000         51
Legend Group Limited...................       78,000         32
MediaNation, Incorporated+.............       51,000         13
Qingling Motors Company................      872,000        145
Shandong International Power...........      565,000        145
Shanghai Industrial Holdings Limited...       73,000        147
Sinopec Shanghai Petrochemical Company
 Limited+..............................      506,000         68
Travelsky Technology Limited...........       72,000         55
Yanzhou Coal Mining....................       86,000         34
Yizheng Chemical Fibre.................      789,000        135
                                                        -------
   TOTAL HONG KONG.....................                   2,104
                                                        -------
HUNGARY - 2.02%
Egis Gyogyszergyar+....................          953         54
Gedeon Richter Limited, GDR............          646         41
Magyar Olaj Es Gas.....................        8,413        176
Matav RT...............................       60,209        229
Matav RT, ADR..........................        1,774         33
Mol Magyar Olaj Es Gazipari RT, GDR....          118          2
OTP Bank...............................       28,346        252
Richter Gedeon Vegyeszeti..............          543         35
                                                        -------
   TOTAL HUNGARY.......................                     822
                                                        -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
INDIA - 8.22%
Bajaj Auto Limited, GDR, 144A (Note
 A)....................................       17,550    $   193
BSES Limited, GDR, 144A (Note A).......       10,050        151
Dr. Reddy's Labs, ADR..................        4,675        102
Gas Authority of India Limited, GDR....        7,650         72
Gas Authority of India Limited, GDR,
 144A (Note A).........................       23,200        218
Grasim Industries Limited, GDR, 144A
 (Note A)..............................       16,800         97
Gujarat Ambuja Cements Limited, GDR....       17,050         66
Housing Development Finance Corporation
 Bank Limited, ADR.....................        5,010         76
Hindalco Industries Limited, GDR, 144A
 (Note A)..............................       10,400        178
ICICI Limited, ADR.....................       13,600         87
Indian Hotels+.........................       26,250         98
Infosys Technologies Limited, ADR......          564         35
ITC Limited............................        8,500        109
ITC Limited, GDR+......................        6,350         84
Larsen & Toubro, GDR...................        2,350         16
Mahanagar Telephone Nigam Limited, 144A
 (Note A)..............................       75,600        484
Mahindra & Mahindra Limited, GDR, 144A
 (Note A)..............................       67,800        139
Ranbaxy Laboritories Limited, GDR......        3,000         56
Reliance Industries+...................       29,905        170
Reliance Industries Limited, GDR, 144A
 (Note A)..............................       12,960        163
State Bank of India, GDR...............       12,400        151
State Bank of India, GDR, 144A (Note
 A)....................................       19,400        233
Tata Engineering, GDR+.................       34,500         91
Tata Engineering and Locomotive
 Limited, GDR+.........................       71,600        189
TATA Tea Limited, GDR..................        4,500         15
Wipro Limited, ADR.....................        2,040         69
                                                        -------
   TOTAL INDIA.........................                   3,342
                                                        -------
INDONESIA - 2.14%
Astra International+...................      230,000         96
Hanjaya Mandala Sampoerna..............      269,500        126
Indofoods Sukses Makmur................    1,625,000        183
Perusahaan Perseroan Indosat, ADR......        3,800         51
Perusahaan Telekomunikiasi Industries,
 ADR...................................       12,650        113
PT Bank Central Asia Tbk...............      195,500         56
PT Indonesian Satellite Corporation
 Tbk...................................       35,000         48
Telekomunikasi.........................      442,500        199
                                                        -------
   TOTAL INDONESIA.....................                     872
                                                        -------
ISRAEL - 2.45%
Audio Codes Limited+...................       15,500         52

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
Bank Hapoalim BM.......................      235,700    $   360
Check Point Software+..................        2,300         42
ECI Telecom Limited+...................       37,661        126
Radvision Limited+.....................        4,683         27
RADWARE Limited+.......................        2,749         27
Taro Pharmaceutical Industries
 Limited+..............................          900         20
Teva Pharmaceutical Industries Limited,
 ADR...................................        4,954        277
TTI Team Telecom+......................        2,710         64
                                                        -------
   TOTAL ISRAEL........................                     995
                                                        -------
KOREA - 15.75%
Cheil Communication....................          440         60
Cheil Jedang...........................        2,670        115
CJ39 Shopping Corporation..............          890         55
Good Morning Securities Company
 Limited+..............................        6,520         31
Hana Bank..............................        2,594         34
Humax Company Limited..................        4,660        167
Hyundai Development Company+...........        8,770         48
Hyundai Marine and Fire Insurance
 Company Limited.......................          980         33
Hyundai Mobis..........................        8,200        201
Hyundai Motor Company..................        8,920        331
Hyundai Motor Company Limited+.........        2,210         37
Korea Exchange Bank Credit Services
 Company Limited.......................        7,600        181
Kookmin Bank, ADR......................        7,149        332
Kookmin Bank...........................        6,740        307
Korea Electric Power Corporation.......       31,090        589
Korea Electric Power Corporation,
 ADR...................................        8,750         94
LG Chemical Limited....................        4,240        128
LG Electronics Investments Limited.....          734         32
LG Electronics, Incorporated+..........        7,685        303
LG Household & Health Care Limited+....        1,350         42
Pohang Iron and Steel Limited..........        3,960        393
POSCO, ADR.............................        3,800         93
Samsung Electro-Mech Company...........        3,190        188
Samsung Electronics....................        3,940      1,163
Samsung Electronics, Preferred+........          560         84
Samsung Securities Company+............        1,430         48
Samsung Company........................       17,710        127
Samsung SDI Company Limited............        1,770        154
Seoul Securities Company, Limited......       10,220         48
Shinhan Financial Group................       13,820        187
Shinsegae Company Limited..............          410         68
SK Corporation.........................       24,420        364
SK Telecom.............................        1,510        293
SK Telecom Limited, ADR................          600         13

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
Tongyang Confect.......................        1,010    $    45
Yuhan Corporation......................          269         14
                                                        -------
   TOTAL KOREA.........................                   6,402
                                                        -------
LUXEMBOURG - 0.18%
OTP Bank GDR...........................        4,153         73
                                                        -------
   TOTAL LUXEMBOURG....................                      73
                                                        -------
MALAYSIA - 3.18%
British American Tobacco...............        3,000         28
Gamuda Berhad..........................       46,000         77
Genting Berhad.........................       24,200         99
Magnum Corporation Berhad..............       78,000         61
Malayan Bank Berhad....................       65,000        157
Malaysia International Shipping
 Corporation Berhad....................       88,900        173
Malaysian Pacific......................        9,000         52
Perusahaan Otomobl.....................       12,000         36
Public Bank Berhad.....................       64,800         54
Resorts World Berhad...................       18,000         50
Sime Darby Berhad......................      187,000        266
SP Setia Berhad........................       37,000         37
Tan Chong Motor Holdings Berhad........       30,000         12
Technology Resource Industries
 Berhad+...............................      140,000         98
Telekom Malaysia.......................       11,000         28
Tenaga Nasional Berhad.................        9,000         27
UMW Holdings Berhad....................       15,000         36
                                                        -------
   TOTAL MALAYSIA......................                   1,291
                                                        -------
MEXICO - 10.53%
America Movil SA Dec V, ADR............       11,155        208
Apasco SA..............................       37,500        261
Banco Latino Americano de
 Exportacions..........................        6,300        117
Cemex SA, ADR..........................        2,713         86
Cemex SA, PTG CERT.....................       33,152        210
Coca-Cola Femsa SA, ADR................        1,100         31
Consorico Ara SA+......................       40,900         79
Controladora Commercial Mexicana SA+...      206,300        174
Desc SA de CV..........................      394,400        261
Fomento Economico Mexicano+............       16,700         80
Fomento Economico Mexicano, ADR........        3,220        154
GF BBVA Bancomer+......................       99,100         98
Grupo Aeroportuario....................        6,300         11
Grupo Aeroportuario, ADR...............        5,300         90
Grupo Carso............................        8,700         32
Grupo Continential.....................       59,850        104
Grupo Financiero BBVA Bancomer, ADR+...        3,900         77
Grupo Industrial Alfa SA...............      104,400        210
Grupo Television SA de CV, ADR.........        2,888        131
Kimberly Clark de Mexico...............      139,700        447

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
Pepsi Gemex SA de CV, GDR..............       14,550    $   130
Telefonos de Mexico SA, ADR............       28,308      1,071
Walmart de Mexico, Series C............       63,526        212
Walmart de Mexico, Series V............        2,487          7
                                                        -------
   TOTAL MEXICO........................                   4,281
                                                        -------
PHILIPPINES - 1.34%
ABS-CBN Holdings Corporation...........       35,000         20
Bank of Philippine Island..............       58,900         80
Manila Electric Company................      296,900        229
Philippine Long Distance Telephone
 Company+..............................       10,400         94
Philippine Long Distance Telephone
 Company, ADR+.........................       10,700         94
Universal Robina.......................      330,000         27
                                                        -------
   TOTAL PHILIPPINES...................                     544
                                                        -------
POLAND - 1.65%
Bank Pekao.............................        3,657        101
Bank Przemyslowo-Handlowy SA...........        2,025        141
KGHM Polska Miedz+.....................       83,017        269
Polski Koncern Naftowy SA..............       25,882        119
Telekomunikacja PO+....................        2,386          8
Telekomunikacja Polska, GDR+...........        9,983         33
                                                        -------
   TOTAL POLAND........................                     671
                                                        -------
RUSSIA - 2.79%
JSC MMC Norilsk Nickel, ADR+...........        3,009         71
RAO Gazprom, ADR.......................        6,300        101
Oil Company Lukoil, ADR................        7,376        525
Surgutneftegaz JSC, ADR................        9,911        188
Unified Energy Systems Russia, GDR.....       16,720        248
                                                        -------
   TOTAL RUSSIA........................                   1,133
                                                        -------
SINGAPORE - 0.08%
People's Food Holdings Limited.........       59,000         33
                                                        -------
   TOTAL SINGAPORE.....................                      33
                                                        -------
SOUTH AFRICA - 9.58%
Amalagated Bank of South Africa Group
 Limited...............................       85,000        248
Anglo American PLC.....................       19,382        306
Anglo American.........................       14,312        226
Anglo American Platnum.................        3,560        170
Anglogold Limited+.....................          790         43
Anglogold Limited, ADR.................          330          9
Aveng..................................      171,300        127
Barloworld Limited.....................       14,110         86
Bidvest Group..........................       40,930        180
Dimension Data Holdings PLC............      188,900        167
Edgars Consolidated Stores.............       21,000         51
Firstrand, Limited+....................       39,595         29

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
Foschini Limited.......................      110,609    $    79
Gold Fields............................       12,500        151
Harmony Gold Mining....................        7,382         95
Impala Platinum........................        1,100         72
Liberty Group Limited..................        2,900         18
M Cell+................................       16,040         20
Metro Cash and Carry+..................      499,733        108
Nampak Limited.........................      233,700        278
Nedcor Limited.........................       31,600        407
Old Mutual.............................      208,900        333
Sage Group Limited.....................       47,861         33
Sanlam Limited+........................       53,150         44
Sappi..................................        4,056         50
Sappi Limited, ADR.....................          620          8
Sasol Limited..........................       12,302        131
Sasol Limited ADR......................          925         10
South African Breweries, GBP...........        7,360         59
South African Breweries, SAR...........        3,891         31
Standard Bank Investment Corporation...       12,640         41
Tiger Brands Limited...................       38,950        253
Woolworths Holdings....................       82,574         32
                                                        -------
   TOTAL SOUTH AFRICA..................                   3,895
                                                        -------
SOUTH KOREA - 0.56%
KT Corporation, ADR....................       10,100        229
                                                        -------
   TOTAL SOUTH KOREA...................                     229
                                                        -------
TAIWAN - 10.29%
Accton+................................       54,000        131
Advanced Semiconductor, ADR+...........       18,463         86
Ambit Microsystems.....................        9,500         43
ASE+...................................       83,530         79
Asustek Computer, Incorporated.........       61,250        221
Asustek Computer, Incorporated, GDR....        8,200         28
Bank Sino Pac+.........................      640,501        314
Benq Corporation.......................       32,000         73
China Motor Company Limited............      142,000        113
China Steel Corporation................      372,240        169
China Steel Corporation, ADR, 144A
 (Note A)..............................        8,193         74
China Trust Commercial Bank............      249,340        220
Compal Electronics, Incorporated.......      131,000        176
Compal Electronics, Incorporated, GDR,
 144A (Note A).........................        7,233         48
Elan Microelectron+....................       85,300        108
Formosa Chemical & Fiber Company.......       36,800         33
Fubon Financial Holdings Company
 Limited...............................       75,245         77
Fubon Insurance Limited, GDR...........        2,800         29
Nan Ya Plastics........................      167,820        175

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
National Securities Corporation........        9,000    $     4
Nien Hsing Textile.....................      144,200        118
Orient Semiconductor Electronics
 Limited+..............................       70,000         31
Phoenixtec Power Company Limited.......       33,000         30
President Chain Stores.................       16,800         29
Quanta Computers+......................       19,000         64
Siliconware Precis+....................       62,580         59
Siliconware Precision Industries
 Limited, ADR+.........................        7,603         36
Standard Foods Taiwan Limited, GDR,
 144A (Note A).........................       27,272         37
Sunplus Technology+....................       10,050         35
Taipei Bank............................       63,000         44
Taishin Financial Holdings Company
 Limited+..............................      168,000         87
Taiwan Cellular Corporation............      174,000        213
Taiwan Semiconductor Manufacturing
 Company Limited.......................      193,400        487
Taiwan Semiconductor Manufacturing
 Company Limited, ADR..................          620         11
United Microelectronics Corporation+...      364,650        557
United Microelectronics Corporation,
 ADR+..................................        6,975         70
Yaego Corporation+.....................       82,000         68
                                                        -------
   TOTAL TAIWAN........................                   4,177
                                                        -------
THAILAND - 2.14%
Advanced Information Services..........       36,300         37
Bec World..............................        5,800         36
Hana Microelectronics+.................       60,000        128
PTT Exploration and Production Public
 Company Limited.......................       62,400        150
Shin Corporation+......................      133,400         50
Siam Cement Public Company Limited.....        2,900         57
Siam Commercial Bank+..................      234,000        135
Siam Makro Public Company Limited......       51,600         45
Thai Farmers Bank+.....................      327,000        230
                                                        -------
   TOTAL THAILAND......................                     868
                                                        -------
TURKEY - 1.76%
AkBank.................................   23,712,400         75
Akcansa Cimento SA.....................   14,049,600         98
Aksigorta..............................    4,508,000         33
Anadolu Efes+..........................      708,000         16
Haci Omer Sabanci+.....................    8,149,000         35
Hurriyet Gazete+.......................   23,268,348         97
Netas..................................      747,620         18
T Garanti Bankasi+.....................   12,205,000         23
Turkiye Is Bankasi.....................    7,995,000         45
Tupras.................................   10,197,750         56

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
Vestel Electronic+.....................   12,120,970    $    30
Yapi Kredi Bankasi+....................   66,628,653        191
                                                        -------
   TOTAL TURKEY........................                     717
                                                        -------
VENEZUELA - 0.12%
Compania Anonima Nacional Telfonos de
 Venezuela. ADR........................        3,409         50
                                                        -------
   TOTAL VENEZUELA.....................                      50
                                                        -------
   TOTAL STOCKS........................                  37,021
                                                        -------

                                            SHARES       VALUE
                                         ------------   --------
                                         (DOLLARS IN THOUSANDS)
SHORT TERM INVESTMENTS - 17.42%
American AAdvantage Money Market Select
 Fund..................................    7,075,148    $ 7,075
                                                        -------
   TOTAL SHORT TERM INVESTMENTS........                   7,075
                                                        -------
   TOTAL INVESTMENTS - 108.50% (COST
     $39,751)..........................                  44,096
                                                        -------
LIABILITIES, NET OF OTHER ASSETS -
 (8.50%)...............................                  (3,453)
                                                        -------
TOTAL NET ASSETS - 100%................                 $40,643
                                                        =======

---------------

Based on the cost of investments of $40,875 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $5,056, the aggregate gross unrealized depreciation was $1,835, and the net unrealized depreciation of investments was $3,221.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,382 or 5.86% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt
+ - non-income producing

AMERICAN AADVANTAGE EMERGING MARKETS FUND
EMERGING MARKETS INDUSTRY DIVERSIFICATION
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................       9.37%
Consumer Staples............................................       4.66%
Energy......................................................       7.30%
Financials..................................................      16.33%
Health Care.................................................       1.47%
Industrials.................................................       7.83%
Information Technology......................................      11.90%
Materials...................................................      12.90%
Telecommunications Services.................................      13.04%
Utilities...................................................       6.28%
Short-Term Investments......................................      17.42%
Other Liabilities...........................................      (8.50%)
                                                                 -------
         NET ASSETS.........................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     -------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 90.75%
CABLE/MEDIA - 8.49%
EchoStar Communications Corporation, 9.375%, Due 2/1/2009...  $    1,000     $ 1,043
WorldCom, Incorporated, 7.50%, Due 8/20/2004................       2,000       1,160
Northern Telecom, Limited, 6.875%, Due 10/01/2002...........       1,000         950
Paxon Communications Corporation, 12.25%, Due 1/15/2009.....       2,500       1,856
Pegasus Media & Communications, Incorporated, 12.50%, Due
  7/1/2005..................................................       1,000         830
TV Azteca S A DE C V, 10.50%, Due 2/15/2007.................       1,000       1,015
                                                                             -------
    TOTAL CABLE/MEDIA.......................................                   6,854
                                                                             -------
CASINO/GAMING - 5.46%
Aztar Corporation, 9.00%, Due 8/15/2011.....................       1,500       1,575
Horseshoe Gaming, LLC, 9.375%, Due 6/15/2007................       1,480       1,556
Isle of Capri Casinos, Incorporated, 9.00%, Due 3/15/2012,
  144A (Note A).............................................       1,250       1,281
                                                                             -------
    TOTAL CASINO/GAMING.....................................                   4,412
                                                                             -------
CHEMICALS - 3.07%
IMC Global, Incorporated, 11.25%, Due 6/1/2011..............       1,500       1,680
Macdermid, Incorporated, 9.125%, Due 7/15/2011..............         750         795
                                                                             -------
    TOTAL CHEMICALS.........................................                   2,475
                                                                             -------
CONSTRUCTION & ENGINEERING - 5.16%
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012, 144A (Note A)...................................       1,650       1,605
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009, 144A
  (Note A)..................................................       1,500       1,553
Toll Corporation, 8.25%, Due 12/1/2011......................       1,000       1,012
                                                                             -------
    TOTAL CONSTRUCTION & ENGINEERING........................                   4,170
                                                                             -------
CONSUMER PRODUCTS - 2.55%
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028...........       1,257       1,031
Russell Corporation, 9.25%, Due 5/1/2010....................       1,000       1,030
                                                                             -------
    TOTAL CONSUMER PRODUCTS.................................                   2,061
                                                                             -------
ENERGY - 2.56%
Frontier Oil Corporation, 11.75%, Due 11/15/2009............       1,000       1,066
Vintage Petroleum, Incorporated, 8.25%, Due 5/1/2012........       1,000         998
                                                                             -------
    TOTAL ENERGY............................................                   2,064
                                                                             -------
FOOD/RESTAURANT - 3.21%
FM 1993A Corporation (Jack in the Box), 9.75%, Due
  11/1/2003.................................................       1,500       1,515
Land O'Lakes, Incorporated, 8.75%, Due 11/15/2011, 144A
  (Note A)..................................................       1,150       1,075
                                                                             -------
    TOTAL FOOD/RESTAURANT...................................                   2,590
                                                                             -------
HOTELS, RESTAURANTS & LEISURE - 1.24%
Hilton Hotels Corporation, 7.70%, Due 7/15/2002.............       1,000       1,005
                                                                             -------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                   1,005
                                                                             -------
INFORMATION TECHNOLOGY - 2.32%
Computer Associates International, Incorporated, 6.375%, Due
  4/15/2005.................................................       1,000         925
Loral CyberStar, Incorporated, 10.00%, Due 7/15/2006........         353         272
Peregrine Systems, Incorporated, 5.50%, Due 11/15/2007......       1,000         674
                                                                             -------
    TOTAL INFORMATION TECHNOLOGY............................                   1,871
                                                                             -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     -------
                                                              (DOLLARS IN THOUSANDS)
INDUSTRIAL - 20.37%
AAF McQuay, Incorporated, 8.875%, Due 2/15/2003.............  $    2,000     $ 2,000
Appleton Papers, Incorporated, 12.50%, Due 12/15/2008, 144A
  (Note A)..................................................         750         750
Berry Plastics Corporation, 12.25%, Due 4/15/2004...........       1,350       1,363
Collins & Aikman Corporation, 10.75%, Due 12/31/2011, 144A
  (Note A)..................................................       1,000       1,045
Cross Timbers Oil Company, 9.25%, Due 4/1/2007..............       1,000       1,050
Dana Corporation, 6.25%, Due 3/1/2004, 144A (Note A)........       1,000         965
Day International Group, Incorporated, 11.125%, Due
  6/1/2005..................................................       1,500       1,500
Foamex International, Incorporated, 10.75%, Due 4/1/2009,
  144A (Note A).............................................       2,100       2,216
Hanover Equipment Trust, 8.75%, Due 9/1/2011................       1,500       1,518
Joy Global, Incorporated, 8.75%, Due 3/15/2012, 144A (Note
  A)........................................................       1,950       2,023
Owens-Brockway Glass Containers, Incorporated, 8.875%, Due
  2/15/2009, 144A (Note A)..................................       1,000       1,033
Tyco International Group S.A., 6.875%, Due 9/5/2002.........       1,000         980
                                                                             -------
    TOTAL INDUSTRIAL........................................                  16,443
                                                                             -------
MEDICAL/HEALTHCARE - 16.18%
aaiPharma Incorporated, 11.00%, Due 4/1/2010................       1,000       1,030
Athena Neurosciences, Incorporated, 7.25%, Due 2/21/2008....       2,100       1,852
Bio Radiation Labs, Incorporated, 11.625%, Due 2/15/2007....       1,500       1,674
Dura Pharmaceuticals, Incorporated, 3.50%, Due 7/15/2002....       1,000         964
Fisher Scientific International, Incorporated, 9.00%, Due
  2/1/2008..................................................       1,000       1,040
HealthSouth Corporation, 3.25%, Due 4/1/2003................       1,500       1,468
Magellan Health Services, Incorporated, 9.375%, Due
  11/15/2007................................................       1,000       1,000
Omega Healthcare Investments, Incorporated, 6.95%, Due
  6/15/2002.................................................       1,000         998
Prime Medical Services, Incorporated, 8.75%, Due 4/1/2008...       1,000         920
Sepracor, Incorporated, 5.00%, Due 2/15/2007................       1,750       1,028
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009, 144A
  (Note A)..................................................       1,016       1,087
                                                                             -------
    TOTAL MEDICAL/HEALTHCARE................................                  13,061
                                                                             -------
RETAIL - 11.98%
AutoNation, Incorporated, 9.00%, Due 8/1/2008...............       2,320       2,465
JC Penney, Incorporated, 6.50%, Due 6/15/2002...............       1,320       1,322
Pep Boys -- Manny Moe & Jack, The, 6.52%, Due 7/16/2007.....       1,500       1,494
Revlon Consumer Products Corporation, 12.00%, Due 12/1/2005,
  144A (Note A).............................................       1,000       1,000
UnitedAuto Group, Incorporated, 9.625%, Due 3/15/2012.......       1,665       1,736
Woolworth Corporation,
  7.00%, Due 10/15/2002.....................................         750         751
  8.50%, Due 1/15/2022......................................       1,000         908
                                                                             -------
    TOTAL RETAIL............................................                   9,676
                                                                             -------
SATELLITE - 1.86%
PanAmSat Corporation, 8.50%, Due 2/1/2012, 144A (Note A)....       1,500       1,500
                                                                             -------
    TOTAL SATELLITE.........................................                   1,500
                                                                             -------
TECHNOLOGY - 2.60%
Comdisco, Incorporated, 6.00%, Due 1/30/2002*...............       1,000         860
i2 Technologies, 5.25%, Due 12/15/2006......................       1,650       1,237
                                                                             -------
    TOTAL TECHNOLOGY........................................                   2,097
                                                                             -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     -------
                                                              (DOLLARS IN THOUSANDS)
TELECOM - 0.91%
GST Equipment FDG, Incorporated, 13.25%, Due 5/1/2007+......  $    2,500     $   737
                                                                             -------
    TOTAL TELECOM...........................................                     737
                                                                             -------
OTHER CORPORATE BONDS - 2.79%
Iron Mountain, Incorporated, 8.75%, Due 9/30/2009...........         500         515
Mail Well, Incorporated, 5.00%, Due 11/01/2002..............       1,000         994
Xerox Cap Europe PLC, 5.75%, Due 5/15/2002..................         750         744
                                                                             -------
    TOTAL OTHER CORPORATE BONDS.............................                   2,253
                                                                             -------
    TOTAL CORPORATE BONDS...................................                  73,269
                                                                             -------

                                                                SHARES
                                                              ----------
PREFERRED STOCKS - 0.88%
Loral Space & Communications, Limited.......................       3,490           4
Pegasus Satellite Communications, Incorporated+.............       1,414         707
                                                                             -------
    TOTAL PREFERRED STOCKS..................................                     711
                                                                             -------
SHORT TERM INVESTMENTS - 12.04%
American AAdvantage Money Market Select Fund................   6,678,764       6,679
Janus Government Money Market Fund..........................         913           1
Short-Term Investment Company Liquid Asset Fund.............   1,441,106       1,441

                                                                 PAR
                                                                AMOUNT
                                                              ----------
Credit Suisse First Boston Tri Party Repo, 1.9375%, Due
  12/31/2002, (Note B)......................................  $    1,600       1,600
                                                                             -------
    TOTAL SHORT TERM INVESTMENTS............................                   9,721
                                                                             -------
    TOTAL INVESTMENTS - 103.67% (COST $83,108)..............                  83,701
                                                                             -------
LIABILITIES, NET OF OTHER ASSETS - (3.67%)..................                  (2,963)
                                                                             -------
TOTAL NET ASSETS - 100%.....................................                 $80,738
                                                                             =======

---------------

Based on the cost of investments of $83,108 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $1,902, the aggregate gross unrealized depreciation was $1,309, and the net unrealized appreciation of investments was $593.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,133 or 21.22% of net assets.

(B) Collateral held at the Chase Manhattan Bank and Trust by Farmers Insurance, 8.625%, Due 5/1/2024; and Niagara Mohawk Power, 7.625%, Due 10/1/2005;
     Market Value -- $1,634,600.00.

ABBREVIATIONS:

LLC - Limited Liability Corporation
PLC - Public Limited Company
SA - Company
+ - Non-income producing security. In the case of a bond, generally the bond is in default.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 21.64%
U.S. TREASURY BILLS - 6.13%
Discount Notes, Due 5/9/2002................................  $     6,015     $  6,013
Discount Notes, Due 6/13/2002...............................        3,900        3,892
                                                                              --------
    TOTAL U.S. TREASURY BILLS...............................                     9,905
                                                                              --------
U.S. TREASURY BONDS - 6.58%
7.25%, Due 5/15/2016........................................        1,000        1,160
7.50%, Due 11/15/2016.......................................        1,975        2,343
8.125%, Due 8/15/2019.......................................        2,115        2,676
8.75%, Due 8/15/2020........................................        1,200        1,612
6.875%, Due 8/15/2025.......................................        1,000        1,143
6.25%, Due 5/15/2030........................................          770          827
5.375% Due 2/15/2031........................................          900          872
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                    10,633
                                                                              --------
U.S. TREASURY NOTES - 8.93%
5.50%, Due 5/31/2003........................................        2,500        2,583
5.625%, Due 2/15/2006.......................................        1,500        1,577
4.625%, Due 5/15/2006.......................................        1,545        1,566
6.625%, Due 5/15/2007.......................................        2,485        2,716
6.125%, Due 8/15/2007.......................................          500          535
5.75%, Due 8/15/2010........................................        3,235        3,388
4.875%, Due 2/15/2012.......................................        2,095        2,060
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    14,425
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    34,963
                                                                              --------
U.S. AGENCY OBLIGATIONS - 4.03%
FEDERAL HOME LOAN BANK - 0.32
5.375%, Due 5/15/2006.......................................          500          514
                                                                              --------
    TOTAL FEDERAL HOME LOAN BANK............................                       514
                                                                              --------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.67
6.25%, Due 7/15/2004........................................        1,000        1,054
5.50%, Due 7/15/2006........................................        2,445        2,519
5.75%, Due 1/15/2012........................................          750          749
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     4,322
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.04%
5.25%, Due 1/15/2009........................................          820          815
6.625%, Due 11/15/2010......................................          500          533
7.25%, Due 5/15/2030........................................          300          337
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     1,685
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                     6,521
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 39.28%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.11%
Pool #G10791, 6.00%, Due 3/1/2013...........................          670          689
Pool #G11202, 6.00%, Due 11/1/2016..........................        1,510        1,533
Pool #555530, 9.50%, Due 1/1/2017...........................        2,200        2,432

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #G10084, 6.50%, Due 3/1/2008...........................  $     1,231     $  1,283
Gold TBA 15 yr, 6.50%.......................................          800          825
Gold TBA 15 yr, 7.00%.......................................          455          476
Gold TBA 30 yr, 6.50%.......................................        1,000        1,013
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     8,251
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.85%
Pool #124119, 7.50%, Due 4/1/2007...........................          736          782
Pool #439957, 6.00%, Due 11/1/2013..........................          843          864
Pool #323788, 6.50%, Due 6/1/2014...........................          361          374
Pool #323789, 6.00%, Due 6/1/2014...........................        1,001        1,024
Pool #535213, 7.00%, Due 3/1/2015...........................          300          314
Pool #557390, 7.50%, Due 10/1/2015..........................          634          670
Pool #254048, 6.50%, Due 10/1/2016..........................          532          548
Pool #100292, 10.00%, Due 9/1/2018..........................          595          667
Pool #100293, 9.50%, Due 8/1/2029...........................          689          762
Pool #323908, 6.00%, Due 9/1/2029...........................          185          184
Pool #190308, 7.50%, Due 9/1/2030...........................        1,429        1,494
Pool #549511, 6.00%, Due 3/1/2031...........................        1,660        1,642
Pool #599321, 7.00%, Due 7/1/2031...........................        1,289        1,331
Pool #591103, 7.00%, Due 8/1/2031...........................        2,524        2,605
Pool #254133, 7.50%, Due 12/1/2031..........................          820          857
TBA 15 yr, 6.00%............................................        3,835        3,885
TBA 15 yr, 6.50%............................................          700          721
TBA 30 yr, 6.50%............................................        6,014        6,085
TBA 30 yr, 7.00%............................................        3,900        4,023
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    28,832
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 16.32%
Pool #780085, 11.50%, Due 8/15/2018.........................          394          451
Pool #342480, 7.50%, Due 12/15/2022.........................          245          259
Pool #358211, 7.00%, Due 6/15/2023..........................          299          311
Pool #001429, 7.50%, Due 10/20/2023.........................          943          996
Pool #351417, 7.00%, Due 1/15/2024..........................          304          316
Pool #354810, 7.50%, Due 4/15/2024..........................          298          316
Pool #404122, 8.00%, Due 7/15/2025..........................          294          315
Pool #780400, 7.00%, Due 12/15/2025.........................          813          844
Pool #405603, 7.00%, Due 4/15/2026..........................          271          281
Pool #426079, 7.50%, Due 5/15/2026..........................          340          359
Pool #430900, 7.50%, Due 7/15/2026..........................          236          249
Pool #780590, 6.50%, Due 2/15/2027..........................        1,240        1,266
Pool #002379, 8.00%, Due 2/20/2027..........................        1,131        1,203
Pool #780570, 7.00%, Due 5/15/2027..........................        1,780        1,845
Pool #002433, 8.00%, Due 5/20/2027..........................          257          273
Pool #780584, 7.00%, Due 6/15/2027..........................          689          714
Pool #002457, 7.50%, Due 7/20/2027..........................          270          284
Pool #780615, 6.50%, Due 8/15/2027..........................        1,972        2,010

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #780642, 7.00%, Due 9/15/2027..........................  $       409     $    424
Pool #780680, 6.50%, Due 11/15/2027.........................        2,211        2,258
Pool #002525, 8.00%, Due 12/20/2027.........................        1,297        1,379
Pool #462680, 7.00%, Due 4/15/2028..........................          320          332
Pool #780777, 7.00%, Due 4/15/2028..........................          782          810
Pool #486598, 6.50%, Due 10/15/2028.........................          391          398
Pool #780995, 7.00%, Due 12/15/2028.........................        1,075        1,114
Pool #780977, 7.50%, Due 12/15/2028.........................        1,445        1,526
Pool #780990, 7.50%, Due 12/15/2028.........................        1,237        1,304
Pool #487057, 6.50%, Due 3/15/2029..........................          366          372
Pool #574846, 7.00%, Due 11/15/2031.........................        2,360        2,439
TBA 30 yr, 6.50%............................................        1,000        1,013
TBA 30 yr, 7.00%............................................          550          568
TBA 30 yr, 7.50%............................................          135          142
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    26,371
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    63,454
                                                                              --------
CORPORATE OBLIGATIONS - 35.43%
FINANCIAL - 14.45%
Bank of America Corporation, 7.40%, Due 1/15/2011...........        1,000        1,077
Caterpillar Financial Services, 4.69%, Due 4/25/2005........        1,165        1,180
Citigroup, Incorporated,
  7.50%, Due 11/14/2003.....................................        1,350        1,353
  6.20%, Due 3/15/2009......................................        1,000        1,021
  6.00%, Due 2/21/2012......................................          850          840
Countrywide Home Loans, Incorporated, 5.50%, Due 8/1/2006...          550          551
John Deere Capital Corporation, 5.125%, Due 10/19/2006......          805          778
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003....................................        1,075        1,121
  6.625%, Due 2/15/2005.....................................          450          466
Ford Motor Credit Company, 6.50%, Due 1/25/2007.............        2,435        2,419
General Motors Acceptance Corporation, 6.15%, Due
  4/5/2007..................................................        1,100        1,108
General Motors Acceptance Corporation, 8.00%, Due
  11/1/2031.................................................        1,470        1,541
Household Finance Corporation, 5.75%, Due 1/30/2007.........        1,800        1,774
J P Morgan Chase & Company, 6.625%, Due 3/15/2012...........          450          451
Morgan Stanley Dean Witter Discover & Company, 5.625%, Due
  1/20/2004.................................................          500          516
Nationwide Financial Services, Incorporated, 6.25%, Due
  11/15/2011................................................          850          839
PNC Funding Corporation, 7.50%, Due 11/1/2009...............        1,020        1,089
Sears Roebuck Acceptance Corporation, 7.00%, Due
  6/15/2007.................................................          500          526
Sprint Capital Corporation, 8.75%, Due 3/15/2032, 144A (Note
  A)........................................................          560          534
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............          500          543
USA Education, Incorporated, 5.625%, Due 4/10/2007..........          580          587
US Bank, NA, 5.70%, Due 12/15/2008..........................          985          983
Verizon Pennsylvania, 5.65%, Due 11/15/2011.................        1,045          948
Verizon Wireless, Incorporated, 5.375%, Due 12/15/2006......          800          765

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Weyerhaeuser Company, 7.375%, Due 3/15/2032, 144A (Note
  A)........................................................  $       320     $    322
                                                                              --------
    TOTAL FINANCIAL.........................................                    23,332
                                                                              --------
INDUSTRIAL - 15.32%
Allstate Corporation, 5.375%, Due 12/1/2006.................          805          811
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................          500          504
AOL Time Warner, Incorporated,
  6.125%, Due 4/15/2006.....................................        2,000        1,958
  7.70%, Due 5/1/2032.......................................          610          571
AT&T Corporation, 6.00%, Due 3/15/2009......................        1,450        1,278
AT&T Wireless,
  8.125%, Due 5/1/2012......................................          755          744
  8.75%, Due 3/1/2031.......................................          340          333
Atlantic Richfield Company,
  9.125%, Due 3/1/2012......................................          500          611
  8.50%, Due 4/1/2012.......................................          400          478
Cendant Corporation, 7.75%, Due 12/1/2003...................        1,200        1,221
Conagra Foods, Incorporated, 7.00%, Due 10/1/2028...........          900          891
Corning, Incorporated, 6.85%, Due 3/1/2029..................          225          174
Federated Department Stores, Incorporated,
  6.79%, Due 7/15/2027......................................        1,000        1,043
  6.625%, Due 4/1/2011......................................          500          503
Hewlett Packard Company, 5.75%, Due 12/15/2006..............        1,265        1,260
International Paper Company, 8.125%, Due 7/8/2005...........          600          651
Kroger Company, 7.00%, Due 5/1/2018.........................        1,000          991
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009......................................          500          562
  7.20%, Due 5/1/2036.......................................        1,025        1,096
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          500          521
Masco Services Corporation, 6.00%, Due 5/3/2004.............          875          900
MetLife, Incorporated, 5.25%, Due 12/1/2006.................        1,000          998
Norfolk Southern Corporation, 7.05%, Due 12/14/2009.........          955        1,003
Occidental Petroleum Corporation, 5.875%, Due 1/15/2007.....          500          505
Reed Elsevier Capital Incorporated, 6.125%, Due 8/1/2006....          570          585
Tyson Foods, Incorporated, 6.625%, Due 10/1/2004, 144A (Note
  A)........................................................          800          824
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          200          219
Union Pacific Corporation, 6.625%, Due 2/1/2008.............        1,000        1,033
Walt Disney Company, The, 6.375%, Due 3/1/2012..............          235          232
Worldcom, Incorporated, 6.50%, Due 5/15/2004................        1,000          590
Worldcom, Incorporated, 8.25%, Due 5/15/2010................          500          240
Wyeth Corporation, 6.70%, Due 3/15/2011.....................          800          833
XL Capital Limited, 6.50%, Due 1/15/2012....................          580          585
                                                                              --------
    TOTAL INDUSTRIAL........................................                    24,748
                                                                              --------
UTILITIES - 5.66%
Alberta Energy Limited, 7.375%, Due 11/1/2031...............          765          796
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................          700          730

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
El Paso Energy Corporation, 7.80%, Due 8/1/2031.............  $       450     $    452
El Paso Energy Corporation, 7.75%, Due 1/15/2032............        1,200        1,199
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........        1,050        1,095
FirstEnergy Corporation, 5.50%, Due 11/15/2006..............          500          478
FirstEnergy Corporation, 6.45%, Due 11/15/2011..............          590          557
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004.......................................          910          943
  7.10%, Due 3/1/2011.......................................          900          932
Valero Energy Corporation, 7.5%, Due 4/15/2032..............          305          309
Williams Companies, Incorporated, 6.25%, Due 2/1/2006.......          890          864
Williams Companies, Incorporated, 7.75%, Due 6/15/2031......          850          796
                                                                              --------
    TOTAL UTILITIES.........................................                     9,151
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    57,231
                                                                              --------
ASSET-BACKED SECURITIES - 3.42%
Citibank Credit Card Master Trust 1999-7 A, 6.65%, Due
  11/15/2006................................................        2,000        2,125
Capital One Master Trust 2001-5 A, 5.30%, Due 6/15/2009.....        1,250        1,276
Discover Card Master Trust 1999-6 A, 6.85%, 7/17/2007.......        1,000        1,067
Honda Auto Receivables Owner Trust 2002-1, 3.50%, Due
  10/17/2005................................................        1,050        1,052
                                                                              --------
    TOTAL ASSET-BACKED SECURITIES...........................                     5,520
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 20.21%
American AAdvantage Money Market Select Fund................   20,593,137       20,593
AMR Investments Enhanced Yield Business Trust...............   12,078,704       12,079
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    32,672
                                                                              --------
    TOTAL INVESTMENTS - 124.01% (COST $199,824).............                   200,361
                                                                              --------
    LIABILITIES, NET OF OTHER ASSETS - (24.01%).............                   (38,786)
                                                                              --------
    TOTAL NET ASSETS - 100%.................................                  $161,575
                                                                              ========

---------------

Based on the cost of investments of $199,839 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $1,941, the unrealized depreciation was $1,419, and the net unrealized appreciation of investments was $522.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,680 or 1.04% of net assets.

ABBREVIATIONS:

TBA - To Be Announced

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 14.19%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.45%
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................  $        3      $     3
Pool #E44213, 7.00%, Due 1/1/2008...........................       1,338        1,406
Pool #G10084, 6.50%, Due 3/1/2008...........................       1,759        1,833
Pool #E00228, 6.50%, Due 7/1/2008...........................       1,246        1,301
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    4,543
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.74%
Pool #050763, 7.00%, Due 7/1/2008...........................         611          644
Pool #050952, 6.50%, Due 12/1/2008..........................       1,326        1,384
Pool #252448, 5.50%, Due 4/1/2009...........................       1,289        1,326
Pool #313430, 6.50%, Due 3/1/2012...........................       1,523        1,583
Pool #323980, 6.00%, Due 4/1/2014...........................       2,278        2,335
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    7,272
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   11,815
                                                                              -------
CORPORATE OBLIGATIONS - 59.20%
FINANCIAL - 39.11%
Associates Corporation of North America, 5.80%, Due
  4/20/2004.................................................       1,250        1,296
Bank of America Corporation, 5.25%, Due 2/1/2007............       2,000        1,998
Boeing Capital Corporation MTN, 2.02%, Due 9/17/2003........       2,000        1,998
Citigroup, Incorporated, 2.462%, Due 4/7/2003...............       2,000        1,962
  2.02%, Due 8/14/2003......................................       1,000          977
  6.75%, Due 12/1/2005......................................       1,000        1,061
First Union Corporation, 6.95%, Due 11/1/2004...............       1,000        1,064
Ford Motor Credit Company,
  7.50%, Due 6/15/2003......................................       1,000        1,034
  2.36%, Due 1/26/2004......................................       2,100        2,053
General Motors Acceptance Corporation,
  2.21%, Due 8/4/2003.......................................       1,000          992
  3.43%, Due 10/16/2003.....................................       2,000        2,012
Goldman Sachs Group, 7.125%, Due 3/1/2003, 144A (Note A)....       1,000        1,030
Household Financial Corporation,
  2.25%, Due 8/7/2003.......................................       2,500        2,494
  6.00%, Due 5/1/2004.......................................       1,025        1,042
Mellon Financial Company, 5.75%, Due 11/15/2003.............       1,500        1,558
Merrill Lynch and Company, Incorporated, 6.00%, Due
  2/12/2003.................................................       1,100        1,131
Morgan Stanley Group, Incorporated, 5.625%, Due 1/20/2004...       2,000        2,066
Sears Roebuck Acceptance Corporation, 6.00%, Due
  3/20/2003.................................................       1,500        1,535
Simon Property Group, Incorporated, 6.625%, Due 6/15/2003,
  144A (Note A).............................................       1,200        1,229
Washington Mutual Financial Corporation, 7.375%, Due
  9/1/2004..................................................       1,000        1,064
Weingarten Realty Investments, 7.23%, Due 7/18/2002.........       1,000        1,001
Wells Fargo & Company, 5.125%, Due 2/15/2007................       2,000        1,993
                                                                              -------
    TOTAL FINANCIAL.........................................                   32,590
                                                                              -------
INDUSTRIAL - 18.84%
Airtouch Communications, Incorporated, 7.00%, Due
  10/1/2003.................................................       1,000        1,047
AOL Time Warner, Incorporated, 6.125%, Due 4/15/2006........       1,500        1,466
AT&T Corporation, 5.625%, Due 3/15/2004.....................       2,000        1,982
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,618
Pepsico, Incorporated, 4.50%, Due 9/15/2004.................       1,000        1,015
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........       2,000        1,931
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000        1,068
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880        1,945
Verizon Wireless, Incorporated, 2.39%, Due 12/17/2003, 144A
  (Note A)..................................................       2,000        2,001
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,038

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
Worldcom, Incorporated, 6.50%, Due 5/15/2004................  $    1,000      $   590
                                                                              -------
    TOTAL INDUSTRIAL........................................                   15,701
                                                                              -------
UTILITY - 1.25%
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................       1,000        1,043
                                                                              -------
    TOTAL UTILITY...........................................                    1,043
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   49,334
                                                                              -------
ASSET-BACKED SECURITIES - 24.81%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007......................................       2,395        2,583
Capital Auto Receivables Asset 2001-2 A3, 4.60%, Due
  9/15/2005.................................................       2,435        2,482
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................       2,000        2,123
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................       3,000        3,135
Citibank Credit Card Master Trust 1998-3 A, 5.80%, Due
  2/7/2005..................................................       1,500        1,537
DaimlerChrysler Auto Trust,
  2000-D A3, 6.66%, Due 1/8/2005............................       1,000        1,029
  2000-B A4, 7.63%, Due 6/8/2005............................       1,000        1,058
Discover Card Master Trust 1999-6 A, 6.85%, Due 7/17/2007...       2,438        2,600
Ford Credit Auto Owner Trust 2000-B A5, 7.07%, 4/15/2004....       2,000        2,046
Green Tree Lease Financial, LLC 1998-1 A4, 5.74%, Due
  1/20/2004.................................................         228          229
Honda Auto Receivables 2001-3 A4, 3.96%, Due 2/19/2007......       1,625        1,627
Residential Funding Securities II, Incorporated 2000-HI4
  AI2, 7.39%, Due 4/25/2011.................................         228          227
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                   20,676
                                                                              -------

                                                                SHARES
                                                              ----------
SHORT-TERM INVESTMENTS - 6.47%
American AAdvantage Money Market Select Fund................   5,390,064        5,390
                                                                              -------
    TOTAL SHORT-TERM INVESTMENTS............................                    5,390
                                                                              -------
    TOTAL INVESTMENTS - 104.67% (COST $86,920)..............                   87,215
                                                                              -------
    LIABILITIES, NET OF OTHER ASSETS - (4.67%)..............                   (3,887)
                                                                              -------
    TOTAL NET ASSETS - 100%.................................                  $83,328
                                                                              =======

---------------

Based on the cost of investments of $87,152 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $840, the unrealized depreciation was $777 and the net unrealized appreciation of investments was $63.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,260 or 5.11% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
MTN - Medium Term Notes

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP
                                                               BALANCED        VALUE        GROWTH
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
ASSETS:
    Investments in Securities at value:
      Unaffiliated issuers..................................  $   695,893   $   682,252   $   30,022
      Affiliated issuers....................................       97,037        55,509        3,446
    Investments in Portfolio, at value......................           --            --           --
    Cash....................................................           --            --           20
    Cash denominated in foreign currency (cost $0, $0, $0,
      $0, $0, $661, $0, $0, $0, respectively)...............           --            --           --
    Dividends and interest receivable.......................        4,338           726           10
    Receivable for investments sold.........................       17,223        18,959           94
    Receivable for fund shares sold.........................        1,190           121          109
    Receivable for variation margin on open futures
      contracts.............................................          585           461           --
                                                              -----------   -----------   ----------
        TOTAL ASSETS........................................      816,266       758,028       33,701
                                                              -----------   -----------   ----------
LIABILITIES:
    Payable for investments purchased.......................       17,559         6,048           80
    Payable upon return of securities loaned................       52,905        20,656        3,231
    Payable for fund shares redeemed........................           38           476           --
    Dividends Payable.......................................           --            --           --
    Management and investment advisory fees payable (Note
      2)....................................................          318           327           56
    Other liabilities.......................................          415           392           16
                                                              -----------   -----------   ----------
        TOTAL LIABILITIES...................................       71,235        27,899        3,383
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   745,031   $   730,129   $   30,318
                                                              ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      684,449       682,012       42,279
    Accumulated undistributed investment income.............        3,311         2,074           --
    Accumulated net realized gain (loss)....................       11,690        (4,386)      (8,460)
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................       45,581        50,429       (3,501)
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   745,031   $   730,129   $   30,318
                                                              ===========   ===========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................   13,237,614       965,141          109
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................    1,008,181       896,018          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................   45,996,235    45,390,478    5,417,750
                                                              ===========   ===========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     12.40   $     15.66   $     5.59
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................  $     12.20   $     15.11          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................  $     12.36   $     15.45   $     5.60
                                                              ===========   ===========   ==========
Cost of investments.........................................  $   743,833   $   685,390   $   36,967

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SMALL CAP    INTERNATIONAL    EMERGING    HIGH YIELD   INTERMEDIATE   SHORT-TERM
      VALUE         EQUITY        MARKETS        BOND          BOND          BOND
   -----------   -------------   ----------   ----------   ------------   ----------
                              (IN THOUSANDS)
   $   282,855    $        --    $   37,021   $  77,022     $  167,689    $   81,825
        63,171             --         7,075       6,679         32,672         5,390
            --      1,116,077            --          --             --            --
            --             --            --          10             --            --
            --             --           659          --             --            --
           139             --           165       1,598          2,058           817
         5,296             --           320          --          3,452         2,627
         6,256         24,254         1,013         700            174             1
           585             --            --          --             --            --
   -----------    -----------    ----------   ----------    ----------    ----------
       358,302      1,140,331        46,253      86,009        206,045        90,660
   -----------    -----------    ----------   ----------    ----------    ----------
         4,452             --           935       1,725         18,557         2,483
        34,060             --         4,563       3,053         24,512         4,299
             7          2,989             1         347          1,332           507
            --             --            --          --              2             6
           226            162            61         112             34            21
           177            211            50          34             33            16
   -----------    -----------    ----------   ----------    ----------    ----------
        38,922          3,362         5,610       5,271         44,470         7,332
   -----------    -----------    ----------   ----------    ----------    ----------
   $   319,380    $ 1,136,969    $   40,643   $  80,738     $  161,575    $   83,328
   ===========    ===========    ==========   ==========    ==========    ==========
       266,445      1,099,225        40,610      79,312        175,039        95,337
           741         13,390           217          --             --          (641)
        15,977        (12,498)       (4,529)        833        (14,001)      (11,808)
        36,217         36,852         4,345         593            537           440
   -----------    -----------    ----------   ----------    ----------    ----------
   $   319,380    $ 1,136,969    $   40,643   $  80,738     $  161,575    $   83,328
   ===========    ===========    ==========   ==========    ==========    ==========
     1,947,231     41,182,918       232,502   7,871,508      7,072,451       726,337
   ===========    ===========    ==========   ==========    ==========    ==========
       475,075     11,871,744           N/A       3,993         50,317       164,680
   ===========    ===========    ==========   ==========    ==========    ==========
    19,344,378     22,067,630     4,309,785         N/A      8,902,195     7,969,773
   ===========    ===========    ==========   ==========    ==========    ==========
   $     14.67    $     15.14    $     8.93   $   10.25     $    10.19    $     9.41
   ===========    ===========    ==========   ==========    ==========    ==========
   $     14.61    $     14.94           N/A   $   10.26     $    10.04    $     9.42
   ===========    ===========    ==========   ==========    ==========    ==========
   $     14.67    $     15.22    $     8.95         N/A     $     9.99    $     9.40
   ===========    ===========    ==========   ==========    ==========    ==========
   $   310,007            N/A    $   39,751   $  83,108     $  199,824    $   86,920

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   SMALL CAP
                                                              BALANCED     VALUE      GROWTH       VALUE
                                                              --------   ---------   ---------   ---------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Investment Income Allocated from the Portfolio..........  $ 8,913     $ 6,045     $    --     $ 1,158
    Interest income.........................................    2,913         122           5          73
    Dividend income (net of foreign taxes of $45, $73, $0,
      $0, $0, $18, $0, $0, $0, respectively)................    1,404       2,133         115         476
    Income derived from commission recapture................       --          19          --          10
    Income derived from securities lending, net.............       25          19           7          13
    Expenses Allocated from the AMR Investment Services
      Portfolio.............................................     (759)       (795)         --        (305)
                                                              -------     -------     -------     -------
        TOTAL INVESTMENT INCOME.............................   12,496       7,543         127       1,425
                                                              -------     -------     -------     -------
EXPENSES:
    Management and investment advisory fees (Note 2)........      373         390          93         247
    Administrative service fees (Note 2):
      Institutional Class...................................      204          16          --          10
      PlanAhead Class.......................................       15          17          --           3
    Transfer agent fees:
      Institutional Class...................................       13           1          --          --
      PlanAhead Class.......................................        4           7          --          --
      AMR Class.............................................       11          18           1           5
    Fund Accounting fees....................................       43          35           2           7
    Professional fees.......................................       24          24          --           2
    Registration fees and expenses..........................       12          --           1          12
    Service Fees -- PlanAhead Class (Note 2)................       16          17          --           3
    Other expenses..........................................       40          15           4           6
                                                              -------     -------     -------     -------
                                                                  755         540         101         295
                                                              -------     -------     -------     -------
    Less fees waived (Note 2)...............................       --          --          --          --
                                                              -------     -------     -------     -------
        TOTAL EXPENSES......................................      755         540         101         295
                                                              -------     -------     -------     -------
NET INVESTMENT INCOME.......................................   11,741       7,003          26       1,130
                                                              -------     -------     -------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
    Investments.............................................    3,285       4,479      (2,006)      7,736
    Foreign currency transactions...........................       --          --          --          --
    Futures.................................................      999         117          10         391
Net realized gain/(loss) allocated from Portfolio...........   10,518       3,663          --       9,747
Change in net unrealized appreciation or depreciation of:
    Investments.............................................    8,797      20,264       1,019      18,891
    Foreign currency translations...........................       --          --          --          --
    Futures contracts.......................................   (2,171)     (1,422)          4       1,005
Net change in unrealized gain/(loss) allocated from
  Portfolio.................................................   17,107      41,953          --      19,576
                                                              -------     -------     -------     -------
        NET GAIN (LOSS) ON INVESTMENTS......................   38,535      69,054        (973)     57,346
                                                              -------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $50,276     $76,057     $  (947)    $58,476
                                                              =======     =======     =======     =======

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL   EMERGING   HIGH YIELD   INTERMEDIATE   SHORT-TERM
        EQUITY       MARKETS       BOND          BOND          BOND
     -------------   --------   ----------   ------------   ----------
                              (IN THOUSANDS)
       $ 10,260       $  231      $   --       $ 3,022       $   972
             --            3       2,867         1,535           790
             --          228          61            --            --
            151           --          --            --            --
            382            3           3            11            --
         (2,330)        (110)         --          (127)          (62)
       --------       ------      ------       -------       -------
          8,463          355       2,931         4,441         1,700
       --------       ------      ------       -------       -------
             --           64         208            68            35
            708            2          78            79             6
            176           --          --            --             2
             48           --           3             4            --
             45           --          --            --            --
              9            1          --             2            --
             16           11          16             8             5
             13           --          10             3             1
             21            9          --            11            11
            176           --          --            --             2
             28            1           3             3            (3)
       --------       ------      ------       -------       -------
          1,240           88         318           178            59
       --------       ------      ------       -------       -------
             --           --          31            --            --
       --------       ------      ------       -------       -------
          1,240           88         287           178            59
       --------       ------      ------       -------       -------
          7,223          267       2,644         4,263         1,641
       --------       ------      ------       -------       -------
         (4,761)         520       1,647          (368)         (148)
        (23,133)         (99)         --            --            --
          3,470           --          --            --            --
             --         (810)         --           292           402
        137,135        1,677         996        (1,093)       (3,170)
          2,569          599          --            --            --
           (503)          --          --            --            --
             --        6,915          --        (3,809)        1,746
       --------       ------      ------       -------       -------
        114,777        8,802       2,643        (4,978)       (1,170)
       --------       ------      ------       -------       -------
       $122,000       $9,069      $5,287       $  (715)      $   471
       ========       ======      ======       =======       =======

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                   BALANCED                 LARGE CAP VALUE            LARGE CAP GROWTH
                                           -------------------------   -------------------------   -------------------------
                                           SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                              ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                            APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                              2002          2001          2002          2001          2002          2001
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income................   $ 11,741      $  26,755     $  7,003      $ 15,725       $    26       $    17
    Net realized gain (loss) on
      investments, futures, and foreign
      currency transactions..............     14,802          7,528        8,259         9,605        (1,996)       (6,274)
    Change in net unrealized appreciation
      or depreciation of investments,
      futures contracts, and foreign
      currency translations..............     23,733         (5,971)      60,795       (37,400)        1,023        (3,658)
                                            --------      ---------     --------      --------       -------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS.....................     50,276         28,312       76,057       (12,070)         (947)       (9,915)
                                            --------      ---------     --------      --------       -------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class................     (5,693)        (8,033)        (211)         (215)           --            --
      PlanAhead Class....................       (435)          (657)        (222)         (430)           --
      AMR Class..........................    (20,504)       (30,807)     (14,819)      (28,979)          (29)          (33)
    Net realized gain on investments:
      Institutional Class................     (1,030)            --         (121)         (211)           --            --
      PlanAhead Class....................        (84)            --         (149)         (381)           --
      AMR Class..........................     (3,458)            --       (7,669)      (22,595)           --            --
                                            --------      ---------     --------      --------       -------       -------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS...................    (31,204)       (39,497)     (23,191)      (52,811)          (29)          (33)
                                            --------      ---------     --------      --------       -------       -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares........     52,315         80,455       40,496        66,379        10,721        21,362
    Reinvestment of dividends and
      distributions......................     31,144         39,419       23,106        52,727            29            33
    Cost of shares redeemed..............    (53,856)      (209,896)     (62,939)     (133,837)       (3,261)       (7,148)
    Shares acquired from merger..........         --             --           --            --            --            --
                                            --------      ---------     --------      --------       -------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS...................     29,603        (90,022)         663       (14,731)        7,489        14,247
                                            --------      ---------     --------      --------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS....     48,675       (101,207)      53,529       (79,612)        6,513         4,299
                                            --------      ---------     --------      --------       -------       -------
NET ASSETS:
    Beginning of period..................    696,356        797,563      676,600       756,212        23,805        19,506
                                            --------      ---------     --------      --------       -------       -------
    END OF PERIOD*.......................   $745,031      $ 696,356     $730,129      $676,600       $30,318       $23,805
                                            ========      =========     ========      ========       =======       =======
    * Includes undistributed net
      investment income of...............   $  3,311      $  18,203     $  2,074      $ 10,323       $    --       $    --
                                            ========      =========     ========      ========       =======       =======

                                                SMALL CAP VALUE
                                           -------------------------
                                           SIX MONTHS
                                              ENDED      YEAR ENDED
                                            APRIL 30,    OCTOBER 31,
                                              2002          2001
                                           -----------   -----------
                                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income................   $  1,130      $  1,629
    Net realized gain (loss) on
      investments, futures, and foreign
      currency transactions..............     17,874         7,894
    Change in net unrealized appreciation
      or depreciation of investments,
      futures contracts, and foreign
      currency translations..............     39,472        (2,357)
                                            --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS.....................     58,476         7,166
                                            --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class................        (22)          (36)
      PlanAhead Class....................         (7)           (7)
      AMR Class..........................     (1,747)       (1,259)
    Net realized gain on investments:
      Institutional Class................       (156)          (32)
      PlanAhead Class....................        (64)           (6)
      AMR Class..........................     (9,735)         (941)
                                            --------      --------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS...................    (11,731)       (2,281)
                                            --------      --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares........    126,496       108,096
    Reinvestment of dividends and
      distributions......................     11,729         2,281
    Cost of shares redeemed..............     (6,962)      (30,000)
    Shares acquired from merger..........         --            --
                                            --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS...................    131,263        80,377
                                            --------      --------
NET INCREASE (DECREASE) IN NET ASSETS....    178,008        85,262
                                            --------      --------
NET ASSETS:
    Beginning of period..................    141,372        56,110
                                            --------      --------
    END OF PERIOD*.......................   $319,380      $141,372
                                            ========      ========
    * Includes undistributed net
      investment income of...............   $    741      $  1,387
                                            ========      ========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY          EMERGING MARKETS             HIGH YIELD BOND             INTERMEDIATE BOND
    -------------------------   -------------------------   --------------------------   -------------------------
    SIX MONTHS                  SIX MONTHS                  SIX MONTHS    DECEMBER 29,   SIX MONTHS
       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED        2000 TO         ENDED      YEAR ENDED
     APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,
       2002          2001          2002          2001          2002           2001          2002          2001
    -----------   -----------   -----------   -----------   -----------   ------------   -----------   -----------
    (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                  (UNAUDITED)
    $    7,223    $    16,826     $   267       $   387       $ 2,644       $ 3,473       $  4,263      $  5,935
       (24,424)       (43,102)       (389)       (4,061)        1,647          (814)           (76)        2,413
       139,201       (155,730)      9,191        (1,102)          996          (403)        (4,902)        5,553
    ----------    -----------     -------       -------       -------       -------       --------      --------
       122,000       (182,006)      9,069        (4,776)        5,287         2,256           (715)       13,901
    ----------    -----------     -------       -------       -------       -------       --------      --------
        (9,850)        (7,034)        (21)           --        (2,644)       (3,473)        (1,643)       (2,456)
        (1,966)          (733)                       --            --            (9)           (11)          (36)
        (6,474)        (6,171)       (366)          (41)           --            --         (2,611)       (3,468)
            --        (39,278)         --            --            --            --             --            --
            --         (5,340)                       --            --            --             --            --
            --        (28,007)         --           (19)           --            --             --            --
    ----------    -----------     -------       -------       -------       -------       --------      --------
       (18,290)       (86,563)       (387)          (60)       (2,644)       (3,473)        (4,263)       (5,935)
    ----------    -----------     -------       -------       -------       -------       --------      --------
       757,396      1,024,457      15,727        14,213        30,924        58,087         50,054       145,591
        17,162         82,222         387            60         2,631         3,473          2,563         5,914
      (676,160)    (1,005,127)     (6,308)       (4,591)       (8,735)       (7,068)       (43,127)      (43,281)
            --             --          --            --            --            --            101            --
    ----------    -----------     -------       -------       -------       -------       --------      --------
        98,398        101,552       9,806         9,682        24,820        54,492          9,591       108,224
    ----------    -----------     -------       -------       -------       -------       --------      --------
       202,108       (167,017)     18,488         4,846        27,463        53,275          4,613       116,190
    ----------    -----------     -------       -------       -------       -------       --------      --------
       934,861      1,101,878      22,155        17,309        53,275            --        156,962        40,772
    ----------    -----------     -------       -------       -------       -------       --------      --------
    $1,136,969    $   934,861     $40,643       $22,155       $80,738       $53,275       $161,575      $156,962
    ==========    ===========     =======       =======       =======       =======       ========      ========
    $   13,390    $    24,457     $   217       $   346       $24,441       $    --       $     --      $     11
    ==========    ===========     =======       =======       =======       =======       ========      ========

          SHORT-TERM BOND
     -------------------------
     SIX MONTHS
        ENDED      YEAR ENDED
      APRIL 30,    OCTOBER 31,
        2002          2001
     -----------   -----------
     (UNAUDITED)
      $  1,641      $  4,192
           254           342
        (1,424)        2,581
      --------      --------
           471         7,115
      --------      --------
          (128)         (227)
           (49)
        (2,133)       (3,916)
            --            --
            --
            --            --
      --------      --------
        (2,297)       (4,192)
      --------      --------
        18,094        35,204
         1,562         4,115
       (21,355)      (16,279)
            --            --
      --------      --------
        (1,699)       23,040
      --------      --------
        (3,525)       25,963
      --------      --------
        86,853        60,890
      --------      --------
      $ 83,328      $ 86,853
      ========      ========
      $     --      $     15
      ========      ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Each Fund has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     The American AAdvantage International Equity Fund (the "International Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust, which has the same investment objectives as the International Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the International Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2002 the International Fund's investment was 94.85% of the Portfolio.

     The financial statements of the Portfolio, including Notes to the Financial Statements, are included elsewhere in this report and should be read in conjunction with the International Fund's financial statements. The Notes to Financial Statements of the Portfolio includes a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

  Reorganization

     Prior to March 1, 2002, the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (the "AAdvantage Funds") invested all of their investable assets in the respective portfolio of the AMR Investment Services Trust.

     At the close of business on February 28, 2002, the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio and the AMR Investment

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

Services Short-Term Bond Portfolio redeemed for cash the investment of each respective American AAdvantage Mileage Fund ("Mileage Funds") as follows (in thousands):

American AAdvantage Balanced Mileage Fund...................  $2,115
American AAdvantage Large Cap Value Mileage Fund............  $4,653
American AAdvantage Small Cap Value Mileage Fund............  $  435
American AAdvantage International Equity Mileage Fund.......  $3,734
American AAdvantage Short-Term Bond Mileage Fund............  $  406

     Each of the respective American AAdvantage Mileage Funds was then liquidated.

     Also on February 28, 2002, the American AAdvantage Intermediate Bond
Fund -- Plan Ahead Class acquired all the net assets of the American AAdvantage Intermediate Bond Mileage Fund pursuant to a Plan of Reorganization approved by the shareholders on February 20, 2002. The acquisition was accomplished by a tax-free exchange of 9,983.218 shares of the Plan Ahead Class of the American AAdvantage Intermediate Bond Fund for 9,904.962 shares of the American AAdvantage Intermediate Bond Mileage Fund outstanding on February 28, 2002. On that date the American AAdvantage Intermediate Bond Mileage Fund had net assets of $101,130, including $16,041 of unrealized appreciation.

     Upon completion of the Mileage Fund transactions, the AAdvantage Funds were the sole shareholders in the respective AMR Investment Services Portfolios ("the Terminating Portfolios"). Accordingly, on February 28, 2002, each AAdvantage Fund withdrew its interest in the respective Terminating Portfolio. Each AAdvantage Fund received a distribution of cash and securities from its respective Terminating Portfolio with a market value equal to the AAdvantage Fund's investment in the Terminating Portfolio at the close of business as follows (in thousands):

American AAdvantage Balanced Fund...........................  $722,131
American AAdvantage Large Cap Value Fund....................  $711,475
American AAdvantage Small Cap Value Fund....................  $219,017
American AAdvantage Emerging Markets Fund...................  $ 32,312
American AAdvantage Intermediate Bond Fund..................  $162,254
American AAdvantage Short-Term Bond Fund....................  $ 85,839

     The Terminating Portfolios then ceased operations.

     The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     The International Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the International Fund and other investors in the Portfolio at the time of such determination.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Funds include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Fund so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets and High Yield Bond Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

     The tax character of distributions during the six months ended April 30, 2002 and the fiscal year ended October 31, 2001 were as follows:

                                              BALANCED                 LARGE CAP VALUE            LARGE-CAP GROWTH
                                      -------------------------   -------------------------   ------------------------
                                      SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                         ENDED      YEAR ENDED       ENDED      YEAR ENDED      ENDED      YEAR ENDED
                                       APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,   APRIL 30,    OCTOBER 31,
                                         2002          2001          2002          2001          2002         2001
                                      -----------   -----------   -----------   -----------   ----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.............  $ 5,693,000   $ 8,033,000   $   211,000   $   215,000    $    --       $    --
    Plan Ahead Class................      435,000       657,000       222,000       430,000         --            --
    AMR Class.......................   20,504,000    30,807,000    14,819,000    28,979,000     29,000        33,000
LONG-TERM CAPITAL GAIN
    Institutional Class.............    1,030,000            --       121,000       211,000         --            --
    Plan Ahead Class................       84,000            --       149,000       381,000         --            --
    AMR Class.......................    3,458,000            --     7,669,000    22,595,000         --
                                      -----------   -----------   -----------   -----------    -------       -------
        TOTAL DISTRIBUTIONS PAID....  $31,204,000   $39,497,000   $23,191,000   $52,811,000    $29,000       $33,000
                                      -----------   -----------   -----------   -----------    -------       -------

                                            SMALL CAP VALUE          INTERNATIONAL EQUITY          EMERGING MARKETS
                                       -------------------------   -------------------------   ------------------------
                                       SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                          ENDED      YEAR ENDED       ENDED      YEAR ENDED      ENDED      YEAR ENDED
                                        APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,   APRIL 30,    OCTOBER 31,
                                          2002          2001          2002          2001          2002         2001
                                       -----------   -----------   -----------   -----------   ----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class..............  $   119,000   $   68,000    $ 9,850,000   $15,501,000    $ 21,000      $    --
    Plan Ahead Class.................       47,000       13,000      1,966,000     1,884,000          --           --
    AMR Class........................    7,821,000    2,200,000      6,474,000    12,208,000     366,000       60,000
LONG-TERM CAPITAL GAIN
    Institutional Class..............       59,000           --             --    30,811,000          --           --
    Plan Ahead Class.................       24,000           --             --     4,189,000          --           --
    AMR Class........................    3,661,000           --             --    21,970,000          --           --
                                       -----------   ----------    -----------   -----------    --------      -------
        TOTAL DISTRIBUTIONS PAID.....  $11,731,000   $2,281,000    $18,290,000   $86,563,000    $387,000      $60,000
                                       -----------   ----------    -----------   -----------    --------      -------

                                             HIGH-YIELD BOND           INTERMEDIATE BOND           SHORT-TERM BOND
                                        -------------------------   ------------------------   ------------------------
                                        SIX MONTHS   DECEMBER 29,   SIX MONTHS                 SIX MONTHS
                                          ENDED        2000 TO        ENDED      YEAR ENDED      ENDED      YEAR ENDED
                                        APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,   APRIL 30,    OCTOBER 31,
                                           2002          2001          2002         2001          2002         2001
                                        ----------   ------------   ----------   -----------   ----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class...............  $2,644,000    $3,473,000    $1,643,000   $2,456,000    $  128,000   $  227,000
    Plan Ahead Class..................          --            --         9,000       11,000        36,000       49,000
    AMR Class.........................          --            --     2,611,000    3,468,000     2,133,000    3,916,000
LONG-TERM CAPITAL GAIN
    Institutional Class...............          --            --            --           --            --           --
    Plan Ahead Class..................          --            --            --           --            --           --
    AMR Class.........................          --            --            --           --            --           --
                                        ----------    ----------    ----------   ----------    ----------   ----------
        TOTAL DISTRIBUTIONS PAID......  $2,644,000    $3,473,000    $4,263,000   $5,935,000    $2,297,000   $4,192,000
                                        ----------    ----------    ----------   ----------    ----------   ----------

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

     The Tax basis components of net assets at April 30, 2002 were as follows:

                                     BALANCED      LARGE CAP      LARGE CAP      SMALL CAP     INTERNATIONAL      EMERGING
                                       FUND        VALUE FUND    GROWTH FUND     VALUE FUND     EQUITY FUND     MARKETS FUND
                                   ------------   ------------   ------------   ------------   --------------   ------------
Unrealized appreciation..........  $ 80,221,000   $108,830,000   $ 1,372,000    $ 42,514,000   $  133,169,000   $ 5,056,000
Unrealized depreciation..........   (35,092,000)   (67,205,000)   (5,891,000)     (7,046,000)    (107,476,000)   (1,835,000)
                                   ------------   ------------   ------------   ------------   --------------   -----------
Net unrealized appreciation
 (depreciation)..................    45,129,000     41,625,000    (4,519,000)     35,468,000       25,693,000     3,221,000
Undistributed ordinary income....     4,833,000       (292,000)     (970,000)     10,628,000       13,954,000       379,000
Undistributed long-term capital
 gain............................    10,620,000      6,784,000    (6,475,000)      6,839,000      (79,903,000)   (3,568,000)
                                   ------------   ------------   ------------   ------------   --------------   -----------
Distributable earnings...........    60,582,000     48,117,000   (11,964,000)     52,935,000      (40,256,000)       32,000
Paid-in capital..................   684,449,000    682,012,000    42,282,000     266,445,000    1,177,225,000    40,611,000
                                   ------------   ------------   ------------   ------------   --------------   -----------
 Net assets......................  $745,031,000   $730,129,000   $30,318,000    $319,380,000   $1,136,969,000   $40,643,000
                                   ============   ============   ============   ============   ==============   ===========

                                   HIGH YIELD    INTERMEDIATE    SHORT-TERM
                                    BOND FUND     BOND FUND      BOND FUND
                                   -----------   ------------   ------------
Unrealized appreciation..........  $ 1,902,000   $ 1,941,000    $    840,000
Unrealized depreciation..........   (1,309,000)   (1,456,000)       (777,000)
                                   -----------   ------------   ------------
Net unrealized appreciation
 (depreciation)..................      593,000       485,000          63,000
Undistributed ordinary income....      891,000      (239,000)       (232,000)
Undistributed long-term capital
 gain............................      (58,000)  (13,710,000)    (11,840,000)
                                   -----------   ------------   ------------
Distributable earnings...........    1,426,000   (13,464,000)    (12,009,000)
Paid-in capital..................   79,312,000   175,039,000      95,337,000
                                   -----------   ------------   ------------
 Net assets......................  $80,738,000   $161,575,000   $ 83,328,000
                                   ===========   ============   ============

     The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization for premium and market discount, and the realization for tax purposes of unrealized gains/(losses) on investment in passive foreign investment companies.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At April 30, 2002, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                            AMOUNT       EXPIRES
----                                                          -----------    -------
Large Cap Growth............................................  $ 5,214,592   2008-2009
International Equity........................................   33,350,947     2009
Emerging Markets............................................    2,854,062     2009
High Yield Bond.............................................      814,416     2009
Intermediate Bond...........................................   13,865,054   2007-2009
Short-Term Bond.............................................   12,096,856   2002-2009

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a class of shares are charged to that class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     Effective November 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Upon adoption, the Balanced and Short-Term Bond Funds decreased the cost of securities by $153,000 and $428,000, respectively, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the period ended April 30, 2002, interest income decreased by $458,000, net realized gain on investments increased by $226,000 and the change in net unrealized appreciation increased by $232,000 for the Balanced Fund. During the same period interest income decreased by $657,000, net realized loss on investments decreased by $280.000 and the change in net unrealized depreciation decreased by $377,000 for the Short-Term Bond Fund.

     This change had no effect on either of the Fund's net assets or total return.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and fund management services. Investment assets of the International Fund are invested in the Portfolio. Management Fees paid by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond and Intermediate Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, High Yield Bond Fund and Intermediate Bond Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $373           $249            $124
Large Cap Value Fund...............................  .225%-.70%       390            266             124
Large Cap Growth Fund..............................  .50%-.70%         93             79              14
Small Cap Value Fund...............................  .50%-.60%        247            202              45
Emerging Markets Fund..............................  .80%-1.20%        64             58               6
High Yield Bond Fund...............................       .65%        208            176              32
Intermediate Bond Fund.............................       .25%         68             25              43

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

     The Manager serves as the sole investment adviser to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     Through February 28, 2002, the Balanced, Large Cap Value, Small Cap Value, Emerging Markets and Intermediate Bond Funds invested all of their investable assets in the respective AMR Investment Services Trust Portfolio. Management fees paid by the AMR Investment Services Trust Portfolios from November 1, 2001 through February 28, 2002 were as follows:

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%      $681           $449            $232
Large Cap Value Portfolio..........................  .225%-.70%       730            495             235
Small Cap Value Portfolio..........................  .50%-.60%        313            254              59
Emerging Markets Portfolio.........................  .80%-1.20%        96             87               9
Intermediate Bond Portfolio........................       .25%        126             48              78

     During the period ended April 30, 2002, management fees waived were as follows (in thousands):

                                                              WAIVED BY
                                                              INVESTMENT   WAIVED BY
                                                               ADVISER      MANAGER
                                                              ----------   ---------
High Yield Bond Fund........................................    $15.5        $15.5

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the management fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

  Investment in Affiliated Funds

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $144,929, $96,167, $5,285, $75,618, $4,569, $60,550, $39,784 and $7,518 during the period for the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds, respectively.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2002, the cost of air transportation was not material to any of the Funds. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $45,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2002 (excluding short-term investments) are as follows (in thousands):

                                       LARGE CAP   LARGE CAP   SMALL CAP   EMERGING   HIGH YIELD
                                         VALUE      GROWTH       VALUE     MARKETS       BOND      INTERMEDIATE   SHORT-TERM
                       BALANCED FUND     FUND        FUND        FUND        FUND        FUND       BOND FUND     BOND FUND
                       -------------   ---------   ---------   ---------   --------   ----------   ------------   ----------
Purchases............    $291,085      $114,520     $25,354    $159,739    $20,030     $72,167       $177,572      $29,981
Proceeds from sales..    $288,221      $162,350     $17,558    $ 58,672    $12,693     $46,154       $153,097      $30,625

4.   SECURITIES LENDING

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Funds receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Funds also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

may occur during the term of the loan will be for the account of the Fund. At April 30, 2002, the Funds had securities on loan as follows:

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Balanced................................     $52,102,283            $     --           $52,905,361
Large Cap Value.........................      19,709,850                  --            20,655,668
Large Cap Growth........................       3,160,619                  --             3,230,999
Small Cap Value.........................      33,246,371                  --            34,059,730
Emerging Markets........................       4,351,096               5,292             4,563,707
High Yield Bond.........................       3,002,109                  --             3,057,375
Intermediate Bond.......................      24,586,763             431,100            24,512,775
Short-Term Bond.........................       4,136,471                  --             4,298,710

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the AMR Investments Enhanced Yield Business Trust (the "Business Trust") and the Select Fund.

     The Manager serves as Trustee and as investment adviser to the Business Trust and the Select Fund. The Manager receives from the Business Trust and Select Fund an annualized fee equal to 0.10% of the average daily net assets.

5.   COMMISSION RECAPTURE

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

6.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at April 30, 2002 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED FUND:
  S&P 500 Index.........................................  June 2002       184      $49,589,840    $(3,371,813)
LARGE CAP VALUE FUND:
  Emini S&P 500 Index...................................  June 2002       134       36,114,340     (1,942,664)
LARGE CAP GROWTH FUND:
  Russell 2000 Index....................................  June 2002         3          161,580         (1,845)
SMALL CAP VALUE FUND:
  Russell 2000 Index....................................  June 2002       127       32,461,200        198,267

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

7.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Six Months Ended April 30, 2002

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
BALANCED FUND                                    SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
-------------                                    -------    ---------    -------    ---------   ------   ---------
Shares sold..................................      1,333    $  16,514        250    $   3,050   2,664    $  32,751
Reinvestment of dividends....................        554        6,667         44          516   1,997       23,961
Shares redeemed..............................     (1,716)     (21,573)      (310)      (3,747)  (2,318)    (28,536)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................        171    $   1,608        (16)   $    (181)  2,343    $  28,176
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
LARGE CAP VALUE FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
--------------------                             -------    ---------    -------    ---------   ------   ---------
Shares sold..................................        407    $   6,156        972    $  14,129   1,323    $  20,211
Reinvestment of dividends....................         16          246         25          371   1,514       22,489
Shares redeemed..............................       (153)      (2,312)      (979)     (14,389)  (3,068)    (46,238)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................        270    $   4,090         18    $     111    (231)   $  (3,538)
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
LARGE CAP GROWTH FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................         --    $      --      1,756    $  10,721
Reinvestment of dividends....................         --           --          5           29
Shares redeemed..............................         --           --       (539)      (3,261)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...         --    $      --      1,222    $   7,489
                                                 =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
SMALL CAP VALUE FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
--------------------                             -------    ---------    -------    ---------   ------   ---------
Shares sold..................................      1,733    $  24,542        447    $   6,314   7,097    $  95,640
Reinvestment of dividends....................         14          178          6           70     927       11,481
Shares redeemed..............................         (3)         (40)       (81)      (1,067)   (452)      (5,855)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase in capital shares outstanding...      1,744    $  24,680        372    $   5,317   7,572    $ 101,266
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
INTERNATIONAL EQUITY FUND                        SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
-------------------------                        -------    ---------    -------    ---------   ------   ---------
Shares sold..................................     22,833    $ 326,608     28,955    $ 408,668   1,528    $  22,120
Reinvestment of dividends....................        625        8,726        142        1,961     462        6,475
Shares redeemed..............................    (19,980)    (287,708)   (25,616)    (364,021)  (1,701)    (24,431)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase in capital shares outstanding...      3,478    $  47,626      3,481    $  46,608     289    $   4,164
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
EMERGING MARKETS FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................          4    $      37      1,900    $  15,690
Reinvestment of dividends....................          3           21         49          366
Shares redeemed..............................         --           --       (745)      (6,308)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...          7    $      58      1,204    $   9,748
                                                 =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                 --------------------    --------------------
HIGH YIELD BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT
--------------------                             -------    ---------    -------    ---------
Shares sold..................................      3,047    $  30,883          4    $      41
Reinvestment of dividends....................        259        2,631         --           --
Shares redeemed..............................       (861)      (8,735)        --           --
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...      2,445    $  24,779          4    $      41
                                                 =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
INTERMEDIATE BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
----------------------                           -------    ---------    -------    ---------   ------   ---------
Shares sold..................................      2,261    $  23,119         28    $     279   2,636    $  26,656
Reinvestment of dividends....................         75          769         --            4     179        1,790
Shares redeemed..............................     (1,054)     (10,807)       (17)        (169)  (3,214)    (32,151)
Shares acquired from merger..................         --           --         10          101      --           --
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................      1,282    $  13,081         21    $     215    (399)   $  (3,705)
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
SHORT-TERM BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
--------------------                             -------    ---------    -------    ---------   ------   ---------
Shares sold..................................        890    $   8,426        133    $   1,258     884    $   8,410
Reinvestment of dividends....................          7           69          3           29     155        1,464
Shares redeemed..............................       (610)      (5,796)      (102)        (962)  (1,543)    (14,597)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................        287    $   2,699         34    $     325    (504)   $  (4,723)
                                                 =======    =========    =======    =========   ======   =========

Period Ended October 31, 2001

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
BALANCED FUND                                    SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
-------------                                    -------    ---------    -------    ---------   ------   ---------
Shares sold..................................      1,350    $  16,124        561    $   6,801   4,693    $  57,530
Reinvestment of dividends....................        680        7,958         57          655   2,640       30,806
Shares redeemed..............................    (10,220)    (124,307)      (557)      (6,710)  (6,473)    (78,879)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................     (8,190)   $(100,225)        61    $     746     860    $   9,457
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
LARGE CAP VALUE FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
--------------------                             -------    ---------    -------    ---------   ------   ---------
Shares sold..................................        850    $  13,404        533    $   8,137   2,908    $  44,838
Reinvestment of dividends....................         23          345         56          807   3,535       51,575
Shares redeemed..............................       (658)     (10,263)      (459)      (6,996)  (7,634)   (116,578)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................        215    $   3,486        130    $   1,948   (1,191)  $ (20,165)
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
SMALL CAP VALUE FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
--------------------                             -------    ---------    -------    ---------   ------   ---------
Shares sold..................................          4    $      45        181    $   2,078   8,767    $ 105,973
Reinvestment of dividends....................          7           68          1           13     224        2,200
Shares redeemed..............................         (2)         (25)      (124)      (1,406)  (2,538)    (28,569)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase in capital shares outstanding...          9    $      88         58    $     685   6,453    $  79,604
                                                 =======    =========    =======    =========   ======   =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
INTERNATIONAL EQUITY FUND                        SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
-------------------------                        -------    ---------    -------    ---------   ------   ---------
Shares sold..................................     33,316    $ 519,545     30,224    $ 463,598   2,591    $  41,314
Reinvestment of dividends....................      2,538       42,101        362        5,943   2,051       34,178
Shares redeemed..............................    (30,893)    (484,136)   (27,030)    (414,258)  (6,573)   (106,733)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase (decrease) in capital shares
  outstanding................................      4,961    $  77,510      3,556    $  55,283   (1,931)  $ (31,241)
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
EMERGING MARKETS FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................        225    $   1,732      1,612    $  12,481
Reinvestment of dividends....................          0            0          8           60
Shares redeemed..............................          0           (1)      (631)      (4,590)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...        225    $   1,731        989    $   7,951
                                                 =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
INTERMEDIATE BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
----------------------                           -------    ---------    -------    ---------   ------   ---------
Shares sold..................................      7,020    $  70,170        279    $   2,809   7,281    $  72,612
Reinvestment of dividends....................        240        2,438          1           10     349        3,466
Shares redeemed..............................     (1,481)     (15,134)      (262)      (2,631)  (2,584)    (25,516)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase in capital shares outstanding...      5,779    $  57,474         18    $     188   5,046    $  50,562
                                                 =======    =========    =======    =========   ======   =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS          AMR CLASS
                                                 --------------------    --------------------   ------------------
SHORT-TERM BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT
--------------------                             -------    ---------    -------    ---------   ------   ---------
Shares sold..................................        316    $   2,956        232    $   2,192   3,179    $  30,056
Reinvestment of dividends....................         16          152          5           47     416        3,916
Shares redeemed..............................       (293)      (2,734)      (159)      (1,507)  (1,287)    (12,038)
                                                 -------    ---------    -------    ---------   ------   ---------
Net increase in capital shares outstanding...         39    $     374         78    $     732   2,308    $  21,934
                                                 =======    =========    =======    =========   ======   =========

                                                      AMR CLASS
                                                 --------------------
LARGE CAP GROWTH FUND                            SHARES      AMOUNT
---------------------                            -------    ---------
Shares sold..................................      3,188    $  21,362
Reinvestment of dividends....................          4           33
Shares redeemed..............................     (1,040)      (7,148)
                                                 -------    ---------
Net increase in capital shares outstanding...      2,152    $  14,247
                                                 =======    =========

                                                 INSTITUTIONAL CLASS
                                                 --------------------
HIGH YIELD BOND FUND                             SHARES      AMOUNT
--------------------                             -------    ---------
Shares sold..................................      5,784    $  58,087
Reinvestment of dividends....................        345        3,473
Shares redeemed..............................       (703)      (7,068)
                                                 -------    ---------
Net increase in capital shares outstanding...      5,426    $  54,492
                                                 =======    =========

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                        2002       -----------------------------------------------------
                                                     (UNAUDITED)   2001(E F)   2000(B)      1999       1998       1997
                                                     -----------   ---------   --------   --------   --------   --------
Net asset value, beginning of period...............   $  12.07     $  12.27    $  13.01   $  14.56   $  16.18   $  15.14
                                                      --------     --------    --------   --------   --------   --------
Income from investment operations:
    Net investment income(A D).....................       0.22(H)      0.51        0.58       0.50       0.51       0.63
    Net gains (losses) on securities (both realized
      and unrealized)(D)...........................       0.64(H)     (0.03)      (0.03)     (0.39)      0.76       2.16
                                                      --------     --------    --------   --------   --------   --------
Total income from investment operations............       0.86         0.48        0.55       0.11       1.27       2.79
                                                      --------     --------    --------   --------   --------   --------
Less distributions:
    Dividends from net investment income...........      (0.45)       (0.68)      (0.51)     (0.49)     (0.63)     (0.59)
    Distributions from net realized gains on
      securities...................................      (0.08)          --       (0.78)     (1.17)     (2.26)     (1.16)
                                                      --------     --------    --------   --------   --------   --------
Total distributions................................      (0.53)       (0.68)      (1.29)     (1.66)     (2.89)     (1.75)
                                                      --------     --------    --------   --------   --------   --------
Net asset value, end of period.....................   $  12.40     $  12.07    $  12.27   $  13.01   $  14.56   $  16.18
                                                      ========     ========    ========   ========   ========   ========
Total return.......................................      7.23%(C)     4.07%       5.13%      0.53%      9.04%     20.04%
                                                      ========     ========    ========   ========   ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands).......   $164,096     $157,775    $260,880   $139,519   $145,591   $148,176
    Ratios to average net assets (annualized):
        Expenses(D)................................      0.62%        0.62%       0.61%      0.59%      0.59%      0.60%
        Net investment income(D)...................      3.08%(H)     3.56%       4.39%      3.55%      3.54%      3.88%
    Portfolio turnover rate(G).....................        43%(C)      122%        121%        90%        87%       105%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C)  Not annualized.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(E) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(G) The American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(H)  Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

                                                              INSTITUTIONAL   PLAN AHEAD    AMR
                                                                  CLASS         CLASS      CLASS
                                                              -------------   ----------   -----
Net investment income.......................................      $0.23         $0.16      $0.27
Net gains (losses) on securities (both realized and
  unrealized)...............................................      $0.63         $0.67      $0.59
Net investment income ratio.................................       3.21%         2.91%      3.46%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        PLANAHEAD CLASS                                       AMR CLASS
---------------------------------------------------------------   ----------------------------------
SIX MONTHS                                                        SIX MONTHS
   ENDED                                                             ENDED
 APRIL 30,                 YEAR ENDED OCTOBER 31,                  APRIL 30,    YEAR ENDED OCTOBER 31,
   2002       -------------------------------------------------      2002       --------------------
(UNAUDITED)   2001(E F)   2000(B)    1999      1998      1997     (UNAUDITED)   2001(E F)   2000(B)
-----------   ---------   -------   -------   -------   -------   -----------   ---------   --------
  $ 11.88      $ 12.08    $ 12.79   $ 14.35   $ 16.03   $ 15.03    $  12.06     $  12.27    $  13.02
  -------      -------    -------   -------   -------   -------    --------     --------    --------
     0.15(H)      0.51       0.53      0.44      0.47      0.63        0.26(H)      0.56        0.61
     0.67(H)     (0.06)        --     (0.39)     0.75      2.10        0.60(H)     (0.05)      (0.03)
  -------      -------    -------   -------   -------   -------    --------     --------    --------
     0.82         0.45       0.53      0.05      1.22      2.73        0.86         0.51        0.58
  -------      -------    -------   -------   -------   -------    --------     --------    --------
    (0.42)       (0.65)     (0.46)    (0.44)    (0.64)    (0.57)      (0.48)       (0.72)      (0.55)
    (0.08)          --      (0.78)    (1.17)    (2.26)    (1.16)      (0.08)          --       (0.78)
  -------      -------    -------   -------   -------   -------    --------     --------    --------
    (0.50)       (0.65)     (1.24)    (1.61)    (2.90)    (1.73)      (0.56)       (0.72)      (1.33)
  -------      -------    -------   -------   -------   -------    --------     --------    --------
  $ 12.20      $ 11.88    $ 12.08   $ 12.79   $ 14.35   $ 16.03    $  12.36     $  12.06    $  12.27
  =======      =======    =======   =======   =======   =======    ========     ========    ========
    7.01%(C)     3.84%      4.88%     0.22%     8.73%    19.75%       7.26%(C)     4.38%       5.37%
  =======      =======    =======   =======   =======   =======    ========     ========    ========
  $12,302      $12,176    $11,643   $22,753   $40,717   $34,354    $568,633     $526,405    $525,040
    0.91%        0.84%      0.90%     0.90%     0.89%     0.90%       0.35%        0.36%       0.35%
    2.79%(H)     3.29%      4.01%     3.21%     3.23%     3.52%       3.33%(H)     3.77%       4.54%
      43%(C)      122%       121%       90%       87%      105%         43%(C)      122%        121%

                        AMR CLASS
-----------  -------------------------------
SIX MONTHS
   ENDED
 APRIL 30,     YEAR ENDED OCTOBER 31,
   2002      -------------------------------
(UNAUDITED)    1999       1998       1997
-----------  --------   --------   ---------
  $ 11.88    $  14.57   $  16.23   $   15.18
  -------    --------   --------   ---------
     0.15(H      0.54       0.55        0.70
     0.67(H     (0.39)      0.76        2.13
  -------    --------   --------   ---------
     0.82        0.15       1.31        2.83
  -------    --------   --------   ---------
    (0.42)      (0.53)     (0.71)      (0.62)
    (0.08)      (1.17)     (2.26)      (1.16)
  -------    --------   --------   ---------
    (0.50)      (1.70)     (2.97)      (1.78)
  -------    --------   --------   ---------
  $ 12.20    $  13.02   $  14.57   $   16.23
  =======    ========   ========   =========
    7.01%(C     0.83%      9.34%      20.36%
  =======    ========   ========   =========
  $12,302    $840,935   $886,908   $ 769,289
    0.91%       0.34%      0.33%       0.34%
    2.79%(H     3.81%      3.79%       4.09%
      43%(C       90%        87%        105%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                    ---------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                       2002       -------------------------------------------------------
                                                    (UNAUDITED)   2001(B H)    2000(F)    1999(E)      1998        1997
                                                    -----------   ---------    -------    -------    --------    --------
Net asset value, beginning of period..............   $  14.51      $ 15.83     $ 18.69    $ 20.93    $  21.63    $  18.50
                                                     --------      -------     -------    -------    --------    --------
Income from investment operations:
   Net investment income(A D).....................       0.13         0.28        0.47       0.38        0.40        0.42
   Net gains (losses) on securities (both realized
     and unrealized)(D)...........................       1.49        (0.61)       0.06       0.04        0.89        4.43
                                                     --------      -------     -------    -------    --------    --------
Total income from investment operations...........       1.62        (0.33)       0.53       0.42        1.29        4.85
                                                     --------      -------     -------    -------    --------    --------
Less distributions:
   Dividends from net investment income...........      (0.30)       (0.50)      (0.34)     (0.40)      (0.41)      (0.41)
   Distributions from net realized gains on
     securities...................................      (0.17)       (0.49)      (3.05)     (2.26)      (1.58)      (1.31)
                                                     --------      -------     -------    -------    --------    --------
Total distributions...............................      (0.47)       (0.99)      (3.39)     (2.66)      (1.99)      (1.72)
                                                     --------      -------     -------    -------    --------    --------
Net asset value, end of period....................   $  15.66      $ 14.51     $ 15.83    $ 18.69    $  20.93    $  21.63
                                                     ========      =======     =======    =======    ========    ========
Total return......................................     11.27%(C)     (2.21)%     4.81%      1.72%       6.28%      28.05%
                                                     ========      =======     =======    =======    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).......   $ 15,111      $10,081     $ 7,594    $45,039    $216,548    $200,887
   Ratios to average net assets (annualized):
     Expenses(D)..................................      0.61%        0.64%       0.53%      0.59%       0.57%       0.61%
     Net investment income(D).....................      1.69%        1.76%       3.71%      1.94%       1.86%       2.10%
   Portfolio turnover rate(G).....................        17%(C)       60%         58%        33%         40%         35%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C)  Not annualized.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(E) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(F) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

(G) The American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(H) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment advisor to the Large Cap Value Fund on December 1, 2000.

--------------------------------------------------------------------------------

AMERICAN ADVANTAGE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                        PLAN AHEAD CLASS                                              AMR CLASS
 ---------------------------------------------------------------   -----------------------------------------------
 SIX MONTHS                                                        SIX MONTHS
    ENDED                                                             ENDED
  APRIL 30,                 YEAR ENDED OCTOBER 31,                  APRIL 30,         YEAR ENDED OCTOBER 31,
    2002       -------------------------------------------------      2002       ---------------------------------
 (UNAUDITED)   2001(B H)   2000(F)   1999(E)    1998      1997     (UNAUDITED)   2001(B H)   2000(F)     1999(E)
 -----------   ---------   -------   -------   -------   -------   -----------   ---------   --------   ----------
   $ 14.00      $ 15.40    $ 18.41   $ 20.67   $ 21.38   $ 18.33    $  14.34     $  15.75    $  18.77   $    21.03
   -------      -------    -------   -------   -------   -------    --------     --------    --------   ----------
      0.11         0.26       0.60      0.35      0.35      0.35        0.15         0.34        0.65         0.49
      1.42        (0.62)     (0.13)     0.01      0.86      4.39        1.46        (0.63)      (0.09)       (0.02)
   -------      -------    -------   -------   -------   -------    --------     --------    --------   ----------
      1.53        (0.36)      0.47      0.36      1.21      4.74        1.61        (0.29)       0.56         0.47
   -------      -------    -------   -------   -------   -------    --------     --------    --------   ----------
     (0.25)       (0.55)     (0.43)    (0.36)    (0.34)    (0.38)      (0.33)       (0.63)      (0.53)       (0.47)
     (0.17)       (0.49)     (3.05)    (2.26)    (1.58)    (1.31)      (0.17)       (0.49)      (3.05)       (2.26)
   -------      -------    -------   -------   -------   -------    --------     --------    --------   ----------
     (0.42)       (1.04)     (3.48)    (2.62)    (1.92)    (1.69)      (0.50)       (0.97)      (3.58)       (2.73)
   -------      -------    -------   -------   -------   -------    --------     --------    --------   ----------
   $ 15.11      $ 14.00    $ 15.40   $ 18.41   $ 20.67   $ 21.38    $  15.45     $  14.34    $  15.75   $    18.77
   =======      =======    =======   =======   =======   =======    ========     ========    ========   ==========
    11.07%(C)     (2.47)%    4.56%     1.41%     5.94%    27.64%      11.36%(C)     (1.98)%     5.08%        1.97%
   =======      =======    =======   =======   =======   =======    ========     ========    ========   ==========
   $13,541      $12,280    $11,507   $20,095   $40,907   $29,684    $701,477     $654,239    $737,111   $1,384,358
     0.95%        0.89%      0.84%     0.90%     0.86%     0.93%       0.36%        0.36%       0.34%        0.34%
     1.42%        1.54%      2.51%     1.62%     1.58%     1.85%       1.98%        2.09%       3.07%        2.17%
       17%(C)       60%        58%       33%       40%       35%         17%(C)       60%         58%          33%

                     AMR CLASS
 -----------  -----------------------
 SIX MONTHS
    ENDED
  APRIL 30,   YEAR ENDED OCTOBER 31,
    2002      -----------------------
 (UNAUDITED)     1998         1997
 -----------  ----------   ----------
   $ 14.00    $    21.70   $    18.56
   -------    ----------   ----------
      0.11          0.46         0.45
      1.42          0.89         4.47
   -------    ----------   ----------
      1.53          1.35         4.92
   -------    ----------   ----------
     (0.25)        (0.44)       (0.47)
     (0.17)        (1.58)       (1.31)
   -------    ----------   ----------
     (0.42)        (2.02)       (1.78)
   -------    ----------   ----------
   $ 15.11    $    21.03   $    21.70
   =======    ==========   ==========
    11.07%(C       6.56%       28.40%
   =======    ==========   ==========
   $13,541    $1,614,432   $1,431,805
     0.95%         0.31%        0.34%
     1.42%         2.12%        2.45%
       17%(C         40%          35%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL CLASS                              AMR CLASS
                                          -----------------------------------------    ----------------------------------------
                                          SIX MONTHS                                   SIX MONTHS
                                             ENDED                                        ENDED
                                           APRIL 30,     YEAR ENDED     JULY 31 TO      APRIL 30,     YEAR ENDED    JULY 31 TO
                                             2002        OCTOBER 31,    OCTOBER 31,       2002        OCTOBER 31,   OCTOBER 31,
                                          (UNAUDITED)       2001           2000        (UNAUDITED)       2001          2000
                                          -----------    -----------    -----------    -----------    -----------   -----------
Net asset value, beginning of period....    $ 5.66         $  9.54        $ 10.00        $  5.67        $  9.55       $ 10.00
                                            ------         -------        -------        -------        -------       -------
Income from investment operations:
   Net investment income (loss)(A)......      0.01           (0.01)            --           0.01           0.01          0.01
   Net losses on securities (both
     realized and unrealized)(A)........     (0.08)          (3.86)         (0.46)         (0.07)         (3.87)        (0.46)
                                            ------         -------        -------        -------        -------       -------
Total income from investment
 operations.............................     (0.07)          (3.87)         (0.46)         (0.06)         (3.86)        (0.46)
                                            ------         -------        -------        -------        -------       -------
Less distributions:
   Dividends from net investment
     income.............................        --           (0.01)            --          (0.01)         (0.02)           --
                                            ------         -------        -------        -------        -------       -------
Total distributions.....................        --           (0.01)            --          (0.01)         (0.02)           --
                                            ------         -------        -------        -------        -------       -------
Net asset value, end of period..........    $ 5.59         $  5.66        $  9.54        $  5.60        $  5.67       $  9.55
                                            ======         =======        =======        =======        =======       =======
Total return............................     (1.24)%(C)     (40.62)%        (4.60)%(C)     (1.14)%(C)    (40.51)%       (4.50)%(C)
                                            ======         =======        =======        =======        =======       =======
Ratios and supplemental data:
   Net assets, end of period (in
     thousands).........................    $    1         $     1        $     1        $30,317        $23,804       $19,505
   Ratios to average net assets
     (annualized)(A):
       Expenses.........................      0.89           0.99%          0.99%          0.69%          0.70%         0.74%
       Net investment income (loss).....     (0.04)%         (0.26)%           --          0.18%          0.08%         0.25%
       Decrease reflected in above
        expense ratio due to absorption
        of expenses by the Manager(A)...        --           0.02%          0.29%             --          0.02%         0.14%
   Portfolio turnover rate(B)...........       61%(C)          85%             9%(C)         61%(C)         85%            9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                             ----------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED            YEAR ENDED          DECEMBER 31,
                                                              APRIL 30,          OCTOBER 31,           1998 TO
                                                                2002         -------------------     OCTOBER 31,
                                                             (UNAUDITED)     2001(C)      2000           1999
                                                             -----------     -------     -------     ------------
Net asset value, beginning of period.......................    $ 11.69       $ 10.08     $  9.07       $  10.00
                                                               -------       -------     -------       --------
Income from investment operations:
    Net investment income (loss)(A)........................      (0.07)         0.16        0.21           0.07
    Net gains (losses) on securities (both realized and
      unrealized)(A).......................................       3.92          1.81        1.01          (1.00)
                                                               -------       -------     -------       --------
Total income from investment operations....................       3.85          1.97        1.22          (0.93)
                                                               -------       -------     -------       --------
Less distributions:
    Dividends from net investment income...................      (0.11)        (0.19)      (0.04)            --
    Distributions from net realized gains on securities....      (0.76)        (0.17)      (0.17)            --
                                                               -------       -------     -------       --------
Total distributions........................................      (0.87)        (0.36)      (0.21)            --
                                                               -------       -------     -------       --------
Net asset value, end of period.............................    $ 14.67       $ 11.69     $ 10.08       $   9.07
                                                               =======       =======     =======       ========
Total return...............................................     34.33%(D)     20.16%      13.78%        (9.30)%(D)
                                                               =======       =======     =======       ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)...............    $28,567       $ 2,364     $ 1,955       $  2,117
    Ratios to average net assets (annualized):
      Expenses(A)..........................................      0.84%         0.89%       0.92%          0.96%
      Net investment income(A).............................      0.79%         1.38%       1.62%          0.84%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)...........         --            --       0.06%          1.23%
    Portfolio turnover rate(B).............................        30%(D)        93%         63%            31%(D)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The American AAdvantage Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                            AMR CLASS
---------------------------------------------------     ----------------------------------------------------
SIX MONTHS                                              SIX MONTHS
   ENDED            YEAR ENDED                             ENDED             YEAR ENDED
 APRIL 30,          OCTOBER 31,         MARCH 1 TO       APRIL 30,          OCTOBER 31,          MARCH 1 TO
   2002         -------------------     OCTOBER 31,        2002         --------------------     OCTOBER 31,
(UNAUDITED)     2001(C)      2000          1999         (UNAUDITED)     2001(C)       2000          1999
-----------     -------     -------     -----------     -----------     --------     -------     -----------
  $ 11.64       $ 10.08     $  9.05      $   9.13        $  11.71       $  10.10     $  9.08      $   9.13
  -------       -------     -------      --------        --------       --------     -------      --------
     0.04          0.15        0.08          0.02            0.06           0.15        0.22          0.04
     3.77          1.76        1.14         (0.10)           3.80           1.85        1.04         (0.09)
  -------       -------     -------      --------        --------       --------     -------      --------
     3.81          1.91        1.22         (0.08)           3.86           2.00        1.26         (0.05)
  -------       -------     -------      --------        --------       --------     -------      --------
    (0.08)        (0.18)      (0.02)           --           (0.14)         (0.22)      (0.07)           --
    (0.76)        (0.17)      (0.17)           --           (0.76)         (0.17)      (0.17)           --
  -------       -------     -------      --------        --------       --------     -------      --------
    (0.84)        (0.35)      (0.19)           --           (0.90)         (0.39)      (0.24)           --
  -------       -------     -------      --------        --------       --------     -------      --------
  $ 14.61       $ 11.64     $ 10.08      $   9.05        $  14.67       $  11.71     $ 10.10      $   9.08
  =======       =======     =======      ========        ========       ========     =======      ========
   34.11%(D)     19.58%      13.76%       (0.88)%(D)       34.51%(D)      20.52%      14.19%       (0.55)%(D)
  =======       =======     =======      ========        ========       ========     =======      ========
  $ 6,942       $ 1,197     $   440      $     74        $283,871       $137,811     $53,715      $ 64,662
    1.11%         1.17%       1.18%         1.28%           0.56%          0.64%       0.68%         0.70%
    0.49%         1.06%       1.71%         0.57%           1.10%          1.55%       1.89%         1.14%
       --            --       0.06%         0.18%              --             --       0.06%         0.24%
   30%(D)           93%         63%           31%(D)          30%(D)         93%         63%           31%(D)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL CLASS
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED
                                                           APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                             2002        --------------------------------------------------------
                                                          (UNAUDITED)    2001(E)       2000      1999(B)       1998        1997
                                                          -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period....................   $  13.77      $  17.95    $ 19.36     $  16.93    $  17.08    $  15.01
                                                           --------      --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income(AD)............................       0.08          0.24       0.36         0.35        0.33        0.34
   Net gains (losses) on securities (both realized and
    unrealized)(D)......................................       1.55         (2.96)      0.18         2.92        0.34        2.44
                                                           --------      --------    --------    --------    --------    --------
Total income from investment operations.................       1.63         (2.72)      0.54         3.27        0.67        2.78
                                                           --------      --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.................      (0.26)        (0.22)     (0.31)       (0.35)      (0.34)      (0.30)
   Distributions from net realized gains on
    securities..........................................         --         (1.24)     (1.64)       (0.49)      (0.48)      (0.41)
                                                           --------      --------    --------    --------    --------    --------
Total distributions.....................................      (0.26)        (1.46)     (1.95)       (0.84)      (0.82)      (0.71)
                                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period..........................   $  15.14      $  13.77    $ 17.95     $  19.36    $  16.93    $  17.08
                                                           ========      ========    ========    ========    ========    ========
Total return............................................     11.98%(F)     (16.54)%    2.36%       19.98%       4.19%      19.08%
                                                           ========      ========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).............   $623,706      $519,151    $587,869    $601,923    $408,581    $231,793
   Ratios to average net assets (annualized):
      Expenses(D).......................................      0.74%         0.78%      0.72%        0.64%       0.80%       0.83%
      Net investment income(D)..........................      1.37%         1.54%      1.64%        2.00%       2.05%       2.35%
   Portfolio turnover rate(C)...........................        22%(F)        36%        45%          63%         24%         15%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment LLC as investment advisor to the International Equity Fund on March 1, 1999.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                                            AMR CLASS
--------------------------------------------------------------   ------------------------------------------------------------------
SIX MONTHS                                                       SIX MONTHS
   ENDED                                                            ENDED
 APRIL 30,                 YEAR ENDED OCTOBER 31,                 APRIL 30,                   YEAR ENDED OCTOBER 31,
   2002       ------------------------------------------------      2002       ----------------------------------------------------
(UNAUDITED)   2001(E)     2000     1999(B)    1998      1997     (UNAUDITED)   2001(E)      2000     1999(B)      1998       1997
-----------   --------   -------   -------   -------   -------   -----------   --------   --------   --------   --------   --------
 $  13.58     $  17.72   $ 19.13   $ 16.75   $ 16.92   $ 14.90    $  13.86     $  18.07   $  19.46   $  17.01   $  17.15   $  15.06
 --------     --------   -------   -------   -------   -------    --------     --------   --------   --------   --------   --------
     0.07         0.19      0.31      0.30      0.31      0.30        0.10         0.28       0.41       0.39       0.37       0.37
     1.51        (2.92)     0.18      2.89      0.31      2.41        1.56        (2.98)      0.20       2.94       0.34       2.46
 --------     --------   -------   -------   -------   -------    --------     --------   --------   --------   --------   --------
     1.58        (2.73)     0.49      3.19      0.62      2.71        1.66        (2.70)      0.61       3.33       0.71       2.83
 --------     --------   -------   -------   -------   -------    --------     --------   --------   --------   --------   --------
    (0.22)       (0.17)    (0.26)    (0.32)    (0.31)    (0.28)      (0.30)       (0.27)     (0.36)     (0.39)     (0.37)     (0.33)
       --        (1.24)    (1.64)    (0.49)    (0.48)    (0.41)         --        (1.24)     (1.64)     (0.49)     (0.48)     (0.41)
 --------     --------   -------   -------   -------   -------    --------     --------   --------   --------   --------   --------
    (0.22)       (1.41)    (1.90)    (0.81)    (0.79)    (0.69)      (0.30)       (1.51)     (2.00)     (0.88)     (0.85)     (0.74)
 --------     --------   -------   -------   -------   -------    --------     --------   --------   --------   --------   --------
 $  14.94     $  13.58   $ 17.72   $ 19.13   $ 16.75   $ 16.92    $  15.22     $  13.86   $  18.07   $  19.46   $  17.01   $  17.15
 ========     ========   =======   =======   =======   =======    ========     ========   ========   ========   ========   ========
   11.80%(F)    (16.79)%   2.08%    19.68%     3.94%    18.71%      12.14%(F)    (16.35)%    2.69%     20.27%      4.44%     19.39%
 ========     ========   =======   =======   =======   =======    ========     ========   ========   ========   ========   ========
 $177,415     $113,948   $85,680   $60,602   $46,242   $20,075    $335,848     $301,762   $428,329   $602,593   $496,040   $464,588
    1.03%        1.10%     1.01%     0.93%     1.08%     1.14%       0.48%        0.52%      0.46%      0.39%      0.53%      0.58%
    1.19%        1.22%     1.43%     1.71%     1.72%     1.95%       1.60%        1.78%      1.92%      2.25%      2.26%      2.51%
      22%(F)       36%       45%       63%       24%       15%         22%(F)       36%        45%        63%        24%        15%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                           INSTITUTIONAL CLASS                               AMR CLASS
                                -----------------------------------------    -----------------------------------------
                                SIX MONTHS                                   SIX MONTHS
                                   ENDED                                        ENDED
                                 APRIL 30,     YEAR ENDED     JULY 31, TO     APRIL 30,     YEAR ENDED     JULY 31, TO
                                   2002        OCTOBER 31,    OCTOBER 31,       2002        OCTOBER 31,    OCTOBER 31,
                                (UNAUDITED)       2001           2000        (UNAUDITED)       2001           2000
                                -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
  period......................    $  6.64        $  8.17        $ 10.00        $  6.65        $  8.18        $ 10.00
                                  -------        -------        -------        -------        -------        -------
Income from investment
  operations:
    Net investment
      income(A)...............       0.06           0.11             --           0.05           0.13             --
    Net gains (losses) on
      securities (both
      realized and
      unrealized)(A)..........       2.32          (1.62)         (1.83)          2.36          (1.63)         (1.82)
                                  -------        -------        -------        -------        -------        -------
Total income from investment
  operations..................       2.38          (1.51)         (1.83)          2.41          (1.50)         (1.82)
                                  -------        -------        -------        -------        -------        -------
Less distributions:
    Dividends from net
      investment income.......      (0.09)         (0.01)            --          (0.11)         (0.02)            --
    Distributions from net
      realized gains on
      securities..............         --          (0.01)            --             --          (0.01)            --
                                  -------        -------        -------        -------        -------        -------
Total distributions...........      (0.09)         (0.02)            --          (0.11)         (0.03)            --
                                  -------        -------        -------        -------        -------        -------
Net asset value, end of
  period......................    $  8.93        $  6.64        $  8.17        $  8.95        $  6.65        $  8.18
                                  =======        =======        =======        =======        =======        =======
Total return..................     36.18%(C)      (18.52)%       (18.30)%(C)    36.48%(C)      (18.40)%       (18.20)%(C)
                                  =======        =======        =======        =======        =======        =======
Ratios and supplemental data:
    Net assets, end of period
      (in thousands)..........    $ 2,076        $ 1,495        $     1        $38,567        $20,660        $17,308
    Ratios to average net
      assets (annualized):
      Expenses(A).............      1.52%          1.43%          1.87%          1.27%          1.30%          1.60%
      Net investment income
        (loss)(A).............      1.47%          2.07%          (0.47)%        1.75%          1.76%          (0.19)%
    Portfolio turnover
      rate(B).................        43%(C)         95%            23%(C)         43%(C)         95%            23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The American AAdvantage Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL CLASS             PLANAHEAD CLASS
                                                           -------------------------------------    ---------------
                                                           SIX MONTHS ENDED                           MARCH 1, TO
                                                              APRIL 30,        DECEMBER 29, 2000       APRIL 30,
                                                                 2002           TO OCTOBER 31,           2002
                                                             (UNAUDITED)             2001             (UNAUDITED)
                                                           ----------------    -----------------    ---------------
Net asset value, beginning of period.....................      $  9.82              $ 10.00             $ 10.10
                                                               -------              -------             -------
Income from investment operations:
    Net investment income................................         0.42                 0.71                0.14
    Net gains (losses) on securities (both realized and
      unrealized)........................................         0.43                (0.18)               0.16
                                                               -------              -------             -------
Total income from investment operations..................         0.85                 0.53                0.30
                                                               -------              -------             -------
Less distributions:
    Dividends from net investment income.................        (0.42)               (0.71)              (0.14)
    Distributions from net realized gains on
      securities.........................................           --                   --                  --
                                                               -------              -------             -------
Total distributions......................................        (0.42)               (0.71)              (0.14)
                                                               -------              -------             -------
Net asset value, end of period...........................      $ 10.25              $  9.82             $ 10.26
                                                               =======              =======             =======
Total return.............................................        8.73%(A)             5.33%(A)            2.14%(A)
                                                               =======              =======             =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).............      $80,697              $53,275             $    41
    Ratios to average net assets (annualized):
      Expenses...........................................        0.90%                0.90%               1.31%
      Net investment income..............................        8.29%                8.48%              10.87%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager............        0.10%                0.17%                 --%
    Portfolio turnover rate (not annualized).............          78%                 145%                 78%

---------------

(A)  Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                            ----------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                                 SEPTEMBER 15,
                                             APRIL 30,             YEAR ENDED OCTOBER 31,                 TO
                                               2002       ----------------------------------------    OCTOBER 31,
                                            (UNAUDITED)     2001      2000       1999       1998         1997
                                            -----------   --------   -------   --------   --------   -------------
Net asset value, beginning of period......    $ 10.51     $   9.72   $  9.58   $  10.50   $  10.17     $  10.00
                                              -------     --------   -------   --------   --------     --------
Income from investment operations:
    Net investment income(A)..............       0.27         0.57      0.59       0.56       0.59         0.07
    Net gains (losses) on securities (both
      realized and unrealized)(A).........      (0.32)        0.79      0.14      (0.63)      0.34         0.17
                                              -------     --------   -------   --------   --------     --------
Total income from investment operations...      (0.05)        1.36      0.73      (0.07)      0.93         0.24
                                              -------     --------   -------   --------   --------     --------
Less distributions:
    Dividends from net investment income..      (0.27)       (0.57)    (0.59)     (0.56)     (0.59)       (0.07)
    Distributions from net realized gains
      on securities.......................         --           --        --      (0.29)     (0.01)          --
                                              -------     --------   -------   --------   --------     --------
Total distributions.......................      (0.27)       (0.57)    (0.59)     (0.85)     (0.60)       (0.07)
                                              -------     --------   -------   --------   --------     --------
Net asset value, end of period............    $ 10.19     $  10.51   $  9.72   $   9.58   $  10.50     $  10.17
                                              =======     ========   =======   ========   ========     ========
Total return..............................      (0.50)%(C)   14.36%    7.89%      (0.83)%    9.37%        2.41%(C)
                                              =======     ========   =======   ========   ========     ========
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)..........................    $72,095     $ 60,842   $   115   $205,218   $178,840     $216,249
    Ratios to average net assets
      (annualized):
      Expenses(A).........................      0.54%        0.54%     0.59%      0.55%      0.57%        0.59%
      Net investment income(A)............      5.23%        5.55%     6.31%      5.62%      5.74%        5.63%
      Decrease reflected in above expense
        ratio due to absorption of
        expenses by the Manager(A)........         --           --        --         --         --           --
    Portfolio turnover rate(B)............        98%(C)      164%      102%       123%       181%          47%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The American AAdvantage Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLAN AHEAD CLASS                                        AMR CLASS
------------------------------------------------------   ---------------------------------------------
SIX MONTHS                                               SIX MONTHS
   ENDED                                     MARCH 2        ENDED         YEAR ENDED         MARCH 1
 APRIL 30,      YEAR ENDED OCTOBER 31,         TO         APRIL 30,       OCTOBER 31,          TO
   2002       --------------------------   OCTOBER 31,      2002       -----------------   OCTOBER 31,
(UNAUDITED)    2001      2000      1999       1998       (UNAUDITED)    2001      2000        1999
-----------   -------   -------   ------   -----------   -----------   -------   -------   -----------
  $10.34      $  9.57   $  9.63   $10.55     $10.25        $ 10.30     $  9.53   $  9.58     $  9.95
  ------      -------   -------   ------     ------        -------     -------   -------     -------
    0.25         0.53      0.59     0.53       0.37           0.27        0.58      0.64        0.39
   (0.30)        0.77     (0.06)   (0.63)      0.30          (0.31)       0.77     (0.05)      (0.37)
  ------      -------   -------   ------     ------        -------     -------   -------     -------
   (0.05)        1.30      0.53    (0.10)      0.67          (0.04)       1.35      0.59        0.02
  ------      -------   -------   ------     ------        -------     -------   -------     -------
   (0.25)       (0.53)    (0.59)   (0.53)     (0.37)         (0.27)      (0.58)    (0.64)      (0.39)
      --           --        --    (0.29)        --             --          --        --          --
  ------      -------   -------   ------     ------        -------     -------   -------     -------
   (0.25)       (0.53)    (0.59)   (0.82)     (0.37)         (0.27)      (0.58)    (0.64)      (0.39)
  ------      -------   -------   ------     ------        -------     -------   -------     -------
  $10.04      $ 10.34   $  9.57   $ 9.63     $10.55        $  9.99     $ 10.30   $  9.53     $  9.58
  ======      =======   =======   ======     ======        =======     =======   =======     =======
   (0.50)%(C)  13.91%     5.76%    (0.98)%    6.63%(C)       (0.34)%(C)  14.58%    6.39%       (0.17)%(C)
  ======      =======   =======   ======     ======        =======     =======   =======     =======
  $  505      $   300   $   102   $1,545     $   30        $88,975     $95,820   $40,555     $46,655
   0.84%        0.83%     0.87%    0.85%      0.86%          0.28%       0.30%     0.39%       0.30%
   4.91%        5.04%     6.07%    5.32%      5.21%          5.48%       5.84%     6.72%       6.12%
      --        0.01%     0.02%       --         --             --          --        --          --
     98%(C)      164%      102%     123%       181%(C)         98%(C)     164%      102%        123%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        INSTITUTIONAL CLASS
                                                 -----------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                    2002        --------------------------------------------------
                                                 (UNAUDITED)     2001       2000       1999     1998(A)     1997
                                                 -----------    -------    -------    ------    -------    -------
Net asset value, beginning of period...........    $ 9.62       $  9.21    $  9.30    $ 9.63    $  9.63    $  9.68
                                                   ------       -------    -------    ------    -------    -------
Income from investment operations:
    Net investment income(C)...................      0.19(E)       0.57       0.62      0.53       0.62       0.64
    Net gains (losses) on securities (both
      realized and unrealized)(C)..............     (0.15)(E)      0.41      (0.10)    (0.29)        --      (0.05)
                                                   ------       -------    -------    ------    -------    -------
Total income from investment operations........      0.04          0.98       0.52      0.24       0.62       0.59
                                                   ------       -------    -------    ------    -------    -------
Less distributions:
    Dividends from net investment income.......     (0.25)        (0.57)     (0.61)    (0.57)     (0.62)     (0.64)
                                                   ------       -------    -------    ------    -------    -------
Total distributions............................     (0.25)        (0.57)     (0.61)    (0.57)     (0.62)     (0.64)
                                                   ------       -------    -------    ------    -------    -------
Net asset value, end of period.................    $ 9.41       $  9.62    $  9.21    $ 9.30    $  9.63    $  9.63
                                                   ======       =======    =======    ======    =======    =======
Total return...................................     0.43%(D)     10.98%      5.83%     2.56%      6.60%      6.29%
                                                   ======       =======    =======    ======    =======    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)...    $6,839       $ 4,226    $ 3,687    $5,034    $18,453    $22,947
    Ratios to average net assets (annualized):
      Expenses(C)..............................     0.38%         0.51%      0.58%     0.62%      0.65%      0.57%
      Net investment income(C).................     3.79%(E)      6.06%      6.61%     5.92%      6.43%      6.67%
      Decrease reflected in above expense ratio
        due to absorption of expenses by the
        Manager(C).............................        --            --         --        --         --         --
    Portfolio turnover rate(B).................       36%(D)       104%        89%      115%        74%       282%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) The American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(D)  Not annualized.

(E)  Without the adoption of the changes in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

                                                                 INSTITUTIONAL   PLANAHEAD    AMR
                                                                     CLASS         CLASS     CLASS
                                                                 -------------   ---------   ------
   Net investment income.......................................     $ 0.24        $ 0.25     $ 0.25
   Net gains (losses) on securities (both realized and
     unrealized)...............................................     $(0.20)       $(0.20)    $(0.20)
   Net investment income ratio.................................      5.33%         5.25%      5.40%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PLANAHEAD CLASS                                                   AMR CLASS
-----------------------------------------------------------   -------------------------------------------------------------
SIX MONTHS                                                    SIX MONTHS
   ENDED                                                         ENDED
 APRIL 30,               YEAR ENDED OCTOBER 31,                APRIL 30,                YEAR ENDED OCTOBER 31,
   2002       ---------------------------------------------      2002       -----------------------------------------------
(UNAUDITED)    2001      2000      1999    1998(A)    1997    (UNAUDITED)    2001      2000      1999     1998(A)    1997
-----------   -------   -------   ------   -------   ------   -----------   -------   -------   -------   -------   -------
  $ 9.62      $  9.21   $  9.30   $ 9.64   $  9.63   $ 9.68     $  9.60     $  9.20   $  9.29   $  9.62   $  9.62   $  9.67
  ------      -------   -------   ------   -------   ------     -------     -------   -------   -------   -------   -------
    0.18(E)      0.55      0.59     0.54      0.60     0.61        0.18(E)     0.59      0.63      0.59      0.65      0.66
   (0.13)(E)     0.41     (0.09)   (0.33)     0.01    (0.05)      (0.13)(E)    0.40     (0.09)    (0.33)       --     (0.05)
  ------      -------   -------   ------   -------   ------     -------     -------   -------   -------   -------   -------
    0.05         0.96      0.50     0.21      0.61     0.56        0.05        0.99      0.54      0.26      0.65      0.61
  ------      -------   -------   ------   -------   ------     -------     -------   -------   -------   -------   -------
   (0.25)       (0.55)    (0.59)   (0.55)    (0.60)   (0.61)      (0.25)      (0.59)    (0.63)    (0.59)    (0.65)    (0.66)
  ------      -------   -------   ------   -------   ------     -------     -------   -------   -------   -------   -------
   (0.25)       (0.55)    (0.59)   (0.55)    (0.60)   (0.61)      (0.25)      (0.59)    (0.63)    (0.59)    (0.65)    (0.66)
  ------      -------   -------   ------   -------   ------     -------     -------   -------   -------   -------   -------
  $ 9.42      $  9.62   $  9.21   $ 9.30   $  9.64   $ 9.63     $  9.40     $  9.60   $  9.38   $  9.29   $  9.62   $  9.62
  ======      =======   =======   ======   =======   ======     =======     =======   =======   =======   =======   =======
   0.52%(D)    10.69%     5.56%    2.21%     6.50%    6.01%       0.57%(D)   11.07%     6.09%     2.83%     6.93%     6.57%
  ======      =======   =======   ======   =======   ======     =======     =======   =======   =======   =======   =======
  $1,551      $ 1,257   $   489   $1,638   $ 3,722   $5,096     $74,938     $81,370   $56,714   $66,767   $95,056   $64,010
   0.43%        0.75%     0.84%    0.84%     0.85%    0.85%       0.28%       0.33%     0.33%     0.35%     0.34%     0.32%
   3.71%(E)     5.76%     6.29%    5.75%     6.24%    6.36%       3.86%(E)    6.26%     6.88%     6.26%     6.71%     6.90%
      --           --     0.10%    0.09%     0.08%    0.05%          --          --        --        --        --        --
     36%(D)      104%       89%     115%       74%     282%         36%(D)     104%       89%      115%       74%      282%

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 93.26%
AUSTRALIA COMMON STOCK - 2.08%
Australia & New Zealand
  Banking Group..............      662,120   $    6,748
Iluka Resources..............      387,194          946
Mayne Nickless Limited.......    1,036,200        2,047
News Corporation Preferred
  Rights+....................      345,000        1,901
QBE Insurance Group Limited,
  144A (Note A)..............    2,207,626        8,665
WMC Limited..................      842,900        4,168
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                    24,475
                                             ----------
AUSTRIA - 0.53%
PREFERRED STOCK - 0.26%
Bayer Hypo Vereins AG, 144A
  (Note A)...................       88,000        3,043
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCK..................                     3,043
                                             ----------
COMMON STOCK - 0.27%
VA Technologie AG, 144A (Note
  A).........................       35,400        1,082
Wienerberger Baust...........      126,744        2,056
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK..................                     3,138
                                             ----------
    TOTAL AUSTRIA............                     6,181
                                             ----------
BELGIUM COMMON STOCK - 0.48%
Fortis NL....................      245,500        5,636
                                             ----------
    TOTAL BELGIUM COMMON
      STOCK..................                     5,636
                                             ----------
CANADA COMMON STOCK - 3.12%
Alcan Aluminum Limited.......      134,200        4,950
BCE, Incorporated............      594,979       10,443
Canadian National Railway
  Company....................      101,300        4,802
Husky Energy, Incorporated+..      309,200        3,152
Manulife Financial
  Corporation................      219,514        6,374
Nortel Networks Corporation..      440,300        1,529
Transcanada Pipelines
  Limited....................      376,900        5,458
                                             ----------
    TOTAL CANADA COMMON
      STOCK..................                    36,708
                                             ----------
FINLAND COMMON STOCK - 1.68%
Enso-Gutzeit OY, "R".........      227,600        2,894
Konecranes International.....      124,600        3,772
Metsa-Serla OY, "B"..........      214,800        1,732
Nordic Baltic Holdings.......      475,000        2,697
UPM-Kymmene OY...............      247,490        8,653
                                             ----------
    TOTAL FINLAND COMMON
      STOCK..................                    19,748
                                             ----------
FRANCE COMMON STOCK - 7.09%
Alcatel Alsthom CG...........      440,100        5,504

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Alstom, 144A (Note A)+.......      392,308   $    5,087
Aventis SA...................      249,688       17,740
AXA..........................      199,868        4,241
BIC SA+......................       61,144        2,391
BNP Paribas..................      239,954       12,541
Lagardere S.C.A..............      119,000        5,310
Michelin (CGDE)..............       94,000        3,642
Pechiney SA..................       55,600        2,690
Suez.........................      121,500        3,618
Total Fina...................      118,027       17,888
Vinci SA.....................       43,959        2,812
                                             ----------
    TOTAL FRANCE COMMON
      STOCK..................                    83,464
                                             ----------
GERMANY - 7.43%
PREFERRED STOCK - 0.57%
Fresenius Medical Care AG....      152,546        6,667
                                             ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     6,667
                                             ----------
COMMON STOCK - 6.86%
Allianz AG+..................       10,975        2,586
BASF AG+.....................       71,900        3,081
Bayer AG.....................       96,600        3,166
Bayer Hypo Vereins...........      322,090       11,304
Boss (Hugo) AG...............      137,350        3,224
DePfa Bank PLC+..............       98,950        6,776
Duetsche Post AG.............      325,000        4,410
E.ON AG......................      258,320       13,456
Fresenius Medical Care AG....       45,000        2,670
Gehe AG......................      148,865        6,209
Krones AG+...................      112,700        6,845
Merck KGAA...................       94,000        2,791
Metro AG.....................      119,100        3,815
Muenchener Rueckversicherung
  AG, DEM 10+................       14,676        3,637
Muenchener Rueckversicherung
  AG, DEM 5+.................          293           14
Siemens AG NPV (REGD)........       41,500        2,525
Volkswagen AG................       84,300        4,176
                                             ----------
    TOTAL GERMANY COMMON
      STOCK..................                    80,685
                                             ----------
    TOTAL GERMANY............                    87,352
                                             ----------
HONG KONG COMMON STOCK - 3.99%
ASM Pacific Technology
  Limited....................    1,941,000        5,152
Cheung Kong Holdings
  Limited....................      354,000        3,370
Henderson Land Development
  Company....................    1,448,000        7,055
Hong Kong Electric Holdings..    1,526,900        5,795

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- (CONTINUED)
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Huaneng Power International..    9,442,000   $    7,082
Hutchinson Whampoa Limited...      549,000        4,804
Petrochina Company ADR.......    7,770,000        1,584
Shandong International
  Power......................   25,678,000        6,585
South China Morning Post+....    4,501,000        2,943
Swire Pacific................      429,500        2,577
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK..................                    46,947
                                             ----------
IRELAND COMMON STOCK - 2.51%
Allied Irish Banks...........      940,023       12,409
CRH..........................      233,500        4,050
Elan Corporation PLC+........      209,300        2,486
Greencore Group..............    1,679,289        4,948
Jefferson Smurfit............    2,372,868        5,687
                                             ----------
    TOTAL IRELAND COMMON
      STOCK..................                    29,580
                                             ----------
ITALY COMMON STOCK - 3.70%
Alleanza Assicuraz...........      311,500        3,017
BCA Naz Del Lavoro+..........    1,106,000        2,516
ENI..........................    1,345,647       20,673
Sao Paolo Imi SPA............      405,380        4,518
STET Telecom Italia..........    1,616,800       12,864
                                             ----------
    TOTAL ITALY COMMON
      STOCK..................                    43,588
                                             ----------
JAPAN COMMON STOCK - 11.62%
Canon, Incorporated..........      388,000       14,867
Circle K Japan Company.......       85,400        1,590
East Japan Railway...........          728        3,079
Hitachi Limited..............      708,000        5,244
Komatsu......................      764,000        2,767
Konica Corporation...........    1,836,040       11,768
Namco........................      320,100        6,482
NEC Corporation..............      372,000        2,868
Nikko Securities Company
  Limited....................      893,000        4,034
Nintendo Company Limited.....       34,600        4,850
Nippon Telephone & Telegraph
  Company....................        1,607        6,320
Nissan Motor Company.........    1,485,000       11,427
Nomura Holdings,
  Incorporated...............      316,000        4,405
NTT DoCoMo...................        1,032        2,628
NTT Mobile Communication.....          258          653
Orix Corporation.............       37,600        3,119
Promise Company Limited......      154,900        8,167
Sanyo Shinpan Finance
  Company....................      145,800        4,247
Shohkoh Fund & Company
  Limited....................       34,063        4,192
Sony Corporation.............      237,800       12,779
Takefuji Corporation.........      131,650        9,515
Toyota Motor Corporation.....      285,800        7,790

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Yasuda Fire and Marine
  Insurance Company..........      709,000   $    3,948
                                             ----------
    TOTAL JAPAN COMMON
      STOCK..................                   136,739
                                             ----------
MEXICO COMMON STOCK - 0.36%
Telmex ADR...................      111,700        4,227
                                             ----------
    TOTAL MEXICO COMMON
      STOCK..................                     4,227
                                             ----------
NETHERLANDS COMMON STOCK - 7.79%
ABN AMRO Holdings NV.........      809,170       16,041
Akzo Nobel NV................      351,211       15,099
CNH Global NV................      386,600        2,223
Ing Groep NV.................      620,448       16,381
Kon KPN NV+..................    1,208,300        5,477
Philips Electronics NV.......      824,005       25,445
Royal Dutch Petrol+..........      104,600        5,542
Vedior NV....................      210,083        2,910
Wolters Kluwer...............      125,500        2,544
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    91,662
                                             ----------
NEW ZEALAND COMMON STOCK - 0.79%
Carter Holt Harvey Limited...    1,938,889        1,562
Telecom Corporation of New
  Zealand....................    3,575,856        7,713
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     9,275
                                             ----------
NORWAY COMMON STOCK - 1.64%
DNB Holdings, AS.............      869,800        4,594
Norsk Hydro AS...............       96,600        4,752
Telenor AS...................    2,517,868        9,945
                                             ----------
    TOTAL NORWAY COMMON
      STOCK..................                    19,291
                                             ----------
PORTUGAL COMMON STOCK - 1.46%
Electric De Portugal.........    3,520,453        7,264
Portugal Telecom.............    1,357,011        9,904
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                    17,168
                                             ----------
SINGAPORE COMMON STOCK - 1.79%
Development Bank of Singapore
  Group Holdings.............      579,795        4,480
Creative Technology..........      301,600        3,546
Overseas Chinese Bank........      365,650        2,624
Singapore Telecom............    1,126,241          949
United OverSeas Bank.........    1,184,849        9,418
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                    21,017
                                             ----------
SOUTH KOREA COMMON STOCK - 1.36%
Kookmin Bank GDR.............      140,510        6,534
Korea Electric Power
  Corporation................       86,860        1,645

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- (CONTINUED)
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
LG Electronics,
  Incorporated+..............      175,860   $    6,931
LG Electronics Investment
  Limited....................       19,540          859
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                    15,969
                                             ----------
SPAIN COMMON STOCK - 4.11%
Altadis SA...................      160,100        3,381
Banco Popular Espanol........       90,200        3,699
Banco Santander Central
  Hispano+...................      575,997        5,336
Endesa SA+...................      273,145        4,184
Iberdrola SA.................      215,157        2,951
NH Hoteles SA+...............      252,383        3,298
Repsol SA (RG)+..............    1,010,070       12,405
Telefonica de Espana+........    1,223,609       13,098
                                             ----------
    TOTAL SPAIN COMMON
      STOCK..................                    48,352
                                             ----------
SWEDEN COMMON STOCK - 1.85%
Autoliv, Incorporated+.......      134,200        2,984
Electrolux AB, "B"...........      193,300        3,217
Foreningssparbk..............      223,400        2,794
Investor AB..................      554,900        5,724
Stora Enso OY, Series A+.....       66,662          843
Stora Enso OY, Series R+.....      163,902        2,082
Volvo AB.....................      214,800        4,118
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK..................                    21,762
                                             ----------
SWITZERLAND COMMON STOCK - 6.25%
ABB Limited+.................      114,884        1,028
Clariant.....................      269,390        6,393
Compagnie Financiere
  Richemont AG+..............      121,800        2,763
Geberit International AG.....       21,836        5,789
Novartis AG..................      397,710       16,681
Roche Holdings AG............       52,100        3,947
Sig Schweitz Industries AG...      111,480       13,487
Sulzer AG+...................       14,649        2,934
Sulzer Medica+...............       30,509        3,107
Swiss Reinsurance............       59,100        5,964
UBS AG.......................      117,500        5,664
Zurich Financial Services
  Group......................       24,906        5,796
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    73,553
                                             ----------
UNITED KINGDOM COMMON STOCK - 21.63%
Abbey National PLC...........      187,900        2,987
Alliance and Lei PLC.........      710,700        9,601
Allied Domecq PLC............    1,531,560        9,809
Amersham PLC.................      703,020        6,752
Arriva PLC...................    1,044,512        5,480
BAE Systems, PLC.............    2,943,739       14,972

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
BHP Billiton Petroleum
  Limited....................      668,800   $    3,577
Boots Company PLC............      247,700        2,565
BP Amoco.....................      478,430        4,082
British American Tobacco
  Industries PLC.............      520,177        5,322
BT Group PLC+................    2,267,774        8,527
Cable and Wireless...........    1,322,300        3,488
Cadbury Schweppes............    2,150,039       16,309
Celltech Group+..............      876,888        7,258
Chubb PLC....................    2,780,142        7,090
Commercial Union PLC.........      454,112        4,672
Diageo.......................      420,843        5,587
Dimension Data Holdings
  PLC+.......................    5,909,019        5,231
FKI PLC......................      647,638        1,595
GlaxoSmithKline..............      260,900        6,311
Hanson PLC+..................    1,563,179       11,356
HSBC Holdings PLC............      710,865        8,391
Imperial Chemical Industries
  PLC........................      723,981        3,360
Imperial Tobacco Group PLC...      277,340        3,929
Innogy Holdings..............      460,000        1,827
J. Sainsbury PLC.............      429,500        2,504
Kidde PLC....................    1,680,500        2,118
Kingfisher PLC...............      440,200        2,460
Lloyds TSB Group PLC.........      566,467        6,513
Marks & Spencer Group PLC....      434,561        2,514
National Power PLC+..........      494,000        1,505
Northern Foods PLC...........    1,073,700        2,879
Reed International PLC+......      393,350        3,852
Rolls Royce Vickers
  Limited....................      966,500        2,676
Royal Bank of Scotland PLC...      189,894        5,446
Shell Transportation &
  Trading Company PLC........      754,900        5,374
South African Breweries PLC,
  144A (Note A)..............      791,715        6,403
Spirent PLC..................    2,520,881        3,655
Stagecoach Holdings..........    1,470,800        1,629
Standard Chartered PLC.......      326,700        4,023
Tesco PLC....................    3,459,082       13,258
TI Automotive................      681,500           --
Tomkins......................      688,099        2,648
Unilever PLC.................    1,713,399       15,681
United Business Media PLC....    1,226,813        9,368
                                             ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                   254,584
                                             ----------
    TOTAL STOCKS.............                 1,097,278
                                             ----------
SHORT TERM INVESTMENTS - 29.90%
American AAdvantage Money
  Market Select Fund.........  315,284,850      315,285

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- (CONTINUED)
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
AMR Investments Enhanced
  Yield Business Trust.......   36,540,302   $   36,540
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS............                   351,825
                                             ----------
TOTAL INVESTMENTS - 123.16%
  (COST $1,415,255)..........                 1,449,103
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (23.16%)..........                  (272,374)
                                             ----------
TOTAL NET ASSETS - 100%......                $1,176,729
                                             ==========

---------------

Based on the cost of investments of $1,426,221 for federal income tax purposes at April 30, 2002, the aggregate gross unrealized appreciation was $137,518, the aggregate gross unrealized depreciation was $114,636, and the net unrealized appreciation of investments was $22,882.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,280 or 2.06% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt
+ - non-income producing

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................      12.36%
Consumer Staples............................................       8.00%
Energy......................................................       6.41%
Financials..................................................      23.90%
Health Care.................................................       7.12%
Industrials.................................................      10.90%
Information Technology......................................       4.05%
Materials...................................................       7.34%
Telecommunications Services.................................       7.96%
Utilities...................................................       5.22%
Short-Term Investments......................................      29.90%
Other Liabilities...........................................     (23.16%)
                                                                 -------
          NET ASSETS........................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (unaudited) (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities at value:
      Unaffiliated issuers..................................  $1,097,278
      Affiliated issuers....................................     351,825
    Cash....................................................       7,880
    Cash denominated in foreign currency (cost $558)........         557
    Unrealized appreciation on foreign currency contracts...       1,220
    Dividends and interest receivable.......................       4,507
    Reclaims receivable.....................................         200
    Receivable for variation margin on open futures
     contracts..............................................          75
    Receivable for investments sold.........................         418
                                                              ----------
        TOTAL ASSETS........................................   1,463,960
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................         108
    Payable upon return of securities loaned................     285,820
    Management and investment advisory fees payable (Note
     2).....................................................       1,098
    Other liabilities.......................................         205
                                                              ----------
        TOTAL LIABILITIES...................................     287,231
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $1,176,729
                                                              ==========
Cost of investments.........................................  $1,415,255

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months ended April 30, 2002 (unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................     $    957
    Dividend income (net of foreign taxes of $1,828)........        9,871
    Income derived from commission recapture (Note 6).......          160
    Income derived from securities lending, net (Note 5)....          407
                                                                 --------
        TOTAL INVESTMENT INCOME.............................       11,395
                                                                 --------
EXPENSES:
    Management and investment advisory fees (Note 2)........        1,866
    Custodian fees..........................................          547
    Professional fees.......................................           31
    Other expenses..........................................           20
                                                                 --------
        TOTAL EXPENSES......................................        2,464
                                                                 --------
NET INVESTMENT INCOME.......................................        8,931
                                                                 --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................       (5,043)
      Foreign currency transactions.........................      (24,468)
      Futures contracts.....................................        3,652
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................      124,408
      Foreign currency contracts and translations...........         (764)
      Futures contracts.....................................       23,261
                                                                 --------
        NET GAIN ON INVESTMENTS.............................      121,046
                                                                 --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $129,977
                                                                 ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                 ENDED
                                                               APRIL 30,    YEAR ENDED
                                                                 2002       OCTOBER 31,
                                                              (UNAUDITED)      2001
                                                              -----------   -----------
                                                                   (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $    8,931    $    20,390
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............     (25,859)       (45,529)
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................    (146,905)      (164,975)
                                                              ----------    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     129,977       (190,114)
                                                              ----------    -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     744,314      1,048,740
    Withdrawals.............................................    (688,708)    (1,036,201)
                                                              ----------    -----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....      55,606         12,539
                                                              ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................     185,583       (177,575)
                                                              ----------    -----------
NET ASSETS:
    Beginning of period.....................................     991,146      1,168,721
                                                              ----------    -----------
    END OF PERIOD...........................................  $1,176,729    $   991,146
                                                              ==========    ===========
---------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------

                                                             SIX MONTHS
                                                                ENDED
                                                              APRIL 30,           YEAR ENDED OCTOBER 31,
                                                                2002       -------------------------------------
                                                             (UNAUDITED)   2001    2000    1999    1998    1997
                                                             -----------   -----   -----   -----   -----   -----
TOTAL RETURN...............................................    12.13%        N/A     N/A     N/A     N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses...............................................     0.46%      0.49%   0.44%   0.37%   0.53%   0.57%
    Net investment income..................................     1.66%      1.82%   1.93%   2.27%   2.29%   2.55%
PORTFOLIO TURNOVER RATE....................................       22%        36%     45%     63%     24%     15%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
International Equity Portfolio.....................   25%-.60%      $1,866         $1,327           $539

  Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $837,447 during the six months ended April 30, 2002 for the Portfolio.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2002, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $45,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the six months ended April 30, 2002 were $272,982 and $224,360, respectively.

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 2002, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                      SETTLEMENT             UNREALIZED
CONTRACTS TO DELIVER                                                     DATE       VALUE    GAIN/(LOSS)
----------------------                                                ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
     3,300  Australian Dollar.......................................  5/29/2002    $ 1,770     $  (23)
     3,500  Canadian Dollar.........................................  5/29/2002      2,231        (32)
    15,300  Euro Currency...........................................  5/29/2002     13,760       (324)
   928,000  Japanese Yen............................................  5/29/2002      7,235       (170)
     7,500  Pound Sterling..........................................  5/29/2002     10,905       (175)
    10,700  Swedish Krona...........................................  5/29/2002      1,038          4
     4,900  Swiss Franc.............................................  5/29/2002      3,022        (77)
                                                                                   -------     ------
Total contracts to deliver (Receivable amount $39,164)..............               $39,961     $ (797)
                                                                                   =======     ======
CONTRACTS TO RECEIVE
----------------------
(AMOUNTS IN THOUSANDS)
     7,300  Australian Dollar.......................................  5/29/2002      3,915        129
     8,500  Canadian Dollar.........................................  5/29/2002      5,419         55
    35,900  Euro Currency...........................................  5/29/2002     32,287        964
25,000,000  Japanese Yen............................................  5/29/2002     19,491        (93)
    17,500  Pound Sterling..........................................  5/29/2002     25,445        686
    24,000  Swedish Krona...........................................  5/29/2002      2,328         21
    12,300  Swiss Franc.............................................  5/29/2002      7,587        255
                                                                                   -------     ------
Total contracts to receive (Payable amount $94,455).................               $96,472     $2,017
                                                                                   =======     ======

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   SECURITIES LENDING

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At April 30, 2002, securities with a market value of approximately $273,843,737 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select Fund (the "Funds") totaling $285,820,463. The custodian held non-cash collateral totaling $1,047,975. The Manager

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at April 30, 2002 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
France CAC 40 Index.....................................  June 2002       222      $ 8,841,952     $(146,190)
Germany DAX Index.......................................  June 2002        57        6,498,023      (311,431)
UK FTSE 100 Index.......................................  June 2002       284       21,384,813      (250,881)
Hang Seng Index.........................................   May 2002        23        1,693,770        18,115
Italy MIB 30 Index......................................  June 2002        25        3,566,215       (49,854)
Japan Nikkei 300 Index..................................  June 2002       155        2,585,747       (22,079)
Tokyo FE TOPIX Index....................................  June 2002       188       15,798,438        65,350
Spain IBEX 35 Index.....................................   May 2002        37        2,719,434       (27,346)
Sweden OMX Index........................................   May 2002       251        1,748,123        78,936
Canada S&PCDA 60 Index..................................  June 2002        80        4,425,814       (60,152)
Australia SPI Index.....................................  June 2002        71        3,185,512       (37,885)
                                                                                   -----------     ---------
                                                                                   $72,447,841     $(743,417)
                                                                                   ===========     =========

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-four funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (54)     Trustee since 1987   President, AMR Investment Services, Inc. (1986-Present);
                              and President      Chairman, American Airlines Employees Federal Credit Union
                                since 1986       (1989-Present); Director, Crescent Real Estate Equities,
                                                 Inc. (1994-Present); Member, Southern Methodist University
                                                 Cox School of Business Advisory Board (1999-Present);
                                                 Director, Southern Methodist University Endowment Fund
                                                 Advisory Board (1996-Present); Member, New York Stock
                                                 Exchange Pension Manager's Advisory Committee (1997-1998,
                                                 2000-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1995-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

Alan D. Feld** (65)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
1700 Pacific Avenue                              (1960- Present); Director, Clear Channel Communications
Suite 4100                                       (1984-Present); Trustee, CenterPoint Properties
Dallas, Texas 75201                              (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1996-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

Dee J. Kelly, Jr. (41)      Trustee since 2001   Partner, Kelly, Hart & Hallman (law firm) (1985-Present);
201 Main Street, Suite 2500                      Trustee, American AAdvantage Mileage Funds (2001-Present);
Fort Worth, Texas 76102                          Trustee, American AAdvantage Select Funds (2001-Present).

Stephen D. O'Sullivan (66)  Trustee since 1987   Consultant (1994-Present); Trustee, American AAdvantage
5730 East 105th Street                           Mileage Funds (1995-Present); Trustee, American AAdvantage
Tulsa, Oklahoma 74137                            Select Funds (1999-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------

NON-INTERESTED TRUSTEES (CONT.)
R. Gerald Turner (56)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-Present); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-Present); Member, United Way
                                                 of Dallas Board of Directors; Member, Salvation Army of
                                                 Dallas Board of Directors; Member, Methodist Hospital
                                                 Advisory Board; Member, Knight Commission on Intercollegiate
                                                 Athletics; Member, National Association of Independent
                                                 Colleges and Universities Board of Directors; Trustee,
                                                 American AAdvantage Mileage Funds (2001-Present); Trustee,
                                                 American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (46)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-Present);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, United
                                                 States Enrichment Corporation (1993-1998), Director,
                                                 Starwood Financial Trust (1998-2001); Trustee, American
                                                 AAdvantage Mileage Funds (1996-Present); Trustee, American
                                                 AAdvantage Select Funds (1999-Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Nancy A. Eckl (39)            VP since 1990      Vice President, Trust Investments, AMR Investment Services,
                                                 Inc. (1990-Present).

Michael W. Fields (48)        VP since 1989      Vice President, Fixed Income Investments, AMR Investment
                                                 Services, Inc. (1988-Present).

Barry Y. Greenberg (38)     VP and Assistant     Vice President, Legal and Compliance, AMR Investment
                             Secretary since     Services, Inc. (1995-Present).
                                   1995

Rebecca L. Harris (35)       Treasurer since     Vice President, Finance, AMR Investment Services, Inc.
                                   1995          (1995- Present).

John B. Roberson (43)         VP since 1989      Vice President, Director of Sales, AMR Investment Services,
                                                 Inc. (1991-Present).

Robert J. Zutz (49)          Secretary since     Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave. NW         1998
2nd Floor
Washington, D.C. 20036

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisers.

--------------------------------------------------------------------------------

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     [KEYBOARD GRAPHIC]                                            [MOUSE GRAPHIC]

                         BY E-MAIL:                                                ON THE INTERNET:
              american aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

-------------------------------------------------------------------------------------------------------------


                    [TELEPHONE GRAPHIC]                                            [MAILBOX GRAPHIC]

                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                        P.O. Box 619003, MD 2450
                       AMR Class(SM)                                          DFW Airport, TX 75261-9003
                    Call (800) 433-2434
                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

--------------------------------------------------------------------------------

                                   (GRAPHIC)